Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.19

AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

THIS AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT, dated as of June 13, 2018 (this “Agreement”), is made by and among (i) UBER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders party hereto and (iii) MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and all other capitalized terms used and not otherwise defined herein having the meanings set forth in the Loan Agreement referred to below unless the context otherwise requires).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders and Issuing Banks party thereto from time to time have heretofore entered into that certain Term Loan Agreement, dated as of July 13, 2016 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”);

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Existing Loan Agreement (the Existing Loan Agreement as so amended hereby, the “Loan Agreement”);

WHEREAS, the Borrower desires, pursuant to Section 2.20 of the Loan Agreement, to obtain Term Loan Agreement Refinancing Indebtedness in respect of all of the Term Loans outstanding under the Loan Agreement made on the Closing Date and outstanding on the date hereof (the “Existing Term Loans”), and to prepay in full such Existing Term Loans and all other Obligations in respect thereof on the Amendment Effective Date (as defined below);

WHEREAS, the 2018 Refinancing Term Lenders (as defined below) have agreed to provide such Term Loan Agreement Refinancing Indebtedness in the form of Refinancing Term Loans, in accordance with the terms and conditions set forth herein and in the Loan Agreement; and

WHEREAS, the Lenders are willing, on the terms and subject to the conditions set forth below, to consent to such amendments to the Existing Loan Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Loan Parties and the Lenders, hereby agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1. As used in this Amendment, the following terms have the meanings specified below:

“Amendment Effective Date” has the meaning assigned to such term in Article 3 hereof.

“Cashless Roll Amount” means the principal amount of Existing Term Loans of an Existing Term Lender that will, pursuant to Section 2(c)(i) below, be exchanged to 2018 Refinancing Term Loans in a principal amount equal to such Existing Term Lender’s 2018 Refinancing Commitment set forth on Schedule 1 hereto.

“Existing Term Lender” means a Lender with an Existing Term Loan on the Amendment Effective Date, immediately prior to giving effect to this Amendment.

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“Existing Term Loan Prepayment Amount” means, for each Existing Term Lender, the sum of (i) the aggregate principal amount of Existing Term Loans owing to such Existing Term Lender on the Amendment Effective Date (other than the Cashless Roll Amount of such Existing Term Lender) plus (ii) all accrued and unpaid interest on such Existing Term Lender’s Existing Term Loans as of the Amendment Effective Date plus (iii) any other amounts owing to such Existing Term Lender (in its capacity as such) under the Loan Documents as of the Amendment Effective Date (including any amounts under Section 2.13 of the Credit Agreement).

ARTICLE II

AMENDMENT OF EXISTING LOAN AGREEMENT; AMENDMENT EFFECTIVE DATE TRANSACTIONS

SECTION 2.1. Loan Document Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article II, (a) the Existing Loan Agreement is hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth in the copy of the Loan Agreement attached as Annex I hereto, (b) that certain Disclosure Letter dated as of July 13, 2016 is hereby amended and restated in its entirety by the Disclosure Letter attached as Annex II hereto and (c) the U.S. Security Agreement is hereby amended by amended and restating the definition of the term “Pledged Equity” in Section 1.1 of the U.S. Security Agreement to read as follows:

“Pledged Equity” shall mean, collectively, with respect to each Pledgor, to the extent not constituting Excluded Collateral, Equity Interests owned directly by such Pledgor (i) in any Guarantor, (ii) in any Material Foreign Subsidiary and (iii) in any wholly owned Domestic Subsidiary that owns real property located in the United States with a purchase price greater than $150,000,000; provided that the foregoing clause (iii) shall be deemed not to include any Equity Interests of any Subsidiary (other than a Guarantor) to the extent the pledge thereof is prohibited by, or would conflict with, the terms of any third party financing secured by any real property owned by such Subsidiary.

SECTION 2.2. Amendment Effective Date Transactions; Terms of the Refinancing Term Loans.

(a) With effect from and including the Amendment Effective Date, each Person identified on the signature pages hereof or on Schedule 1 hereof as a “2018 Refinancing Term Lender” (each, a “2018 Refinancing Term Lender”) shall (i) become party to the Loan Agreement as a “Lender” (so long as such Person is not an Existing Term Lender), (ii) have a Refinancing Commitment in the amount set forth on Schedule 1 hereto, which amount is notified to such 2018 Refinancing Term Lender by the Arranger prior to the Amendment Effective Date (its “2018 Refinancing Commitment”) and (iii) have all of the rights and obligations of a “Lender” under the Loan Agreement and the other Loan Documents.

(b) On the Amendment Effective Date, each Existing Term Lender (in its capacity as such, but not in any other capacity) shall cease to be a Lender party to the Loan Agreement (and, for the avoidance of doubt, shall not be a Lender party to the Loan Agreement (except to the extent that it is a 2018 Refinancing Term Lender or shall subsequently become a Lender party thereto pursuant to an assignment and assumption entered into in accordance with the terms of the Loan Agreement)), and all accrued fees and other amounts payable under the Loan Agreement for the account of each Existing Term Lender shall be due and payable on such date; provided that the provisions of Sections 2.12, 2.14 and 9.03 of the Loan Agreement shall continue to inure to the benefit of each Existing Term Lender after the Amendment Effective Date.

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(c) On the Amendment Effective Date:

(i) Each 2018 Refinancing Term Lender, severally and not jointly, shall make a Refinancing Term Loan (a “2018 Refinancing Term Loan”) to the Borrower in accordance with this Section 2.2(c) and Section 2.02 of the Loan Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its 2018 Refinancing Commitment (other than with respect to the Cashless Roll Amount of any 2018 Refinancing Term Lender which is also an Existing Term Lender, which amount of Existing Term Loans shall be deemed to be converted to 2018 Refinancing Term Loans with the same principal amount);

(ii) The Borrower shall prepay in full the Existing Term Loans by:

(A) delivering to the Administrative Agent an amount equal to the excess of (a) the aggregate of the Existing Term Loan Prepayment Amounts for all of the Existing Term Lenders over (b) the aggregate amount of the 2018 Refinancing Commitments (such excess, the “Borrower’s Payment”); and

(B) directing the Administrative Agent to apply the funds made available to the Administrative Agent pursuant to Section 2.2(c)(i) hereof (the “Lender Funding Amount”), along with the Borrower’s Payment to prepay in full the Existing Term Loans (other than the Cashless Roll Amounts); and

(iii) The Administrative Agent shall apply the Lender Funding Amount and the Borrower’s Payment to pay to each Existing Term Lender an amount equal to such Existing Term Lender’s Existing Term Loan Prepayment Amount (after giving effect to any deemed conversion pursuant to Section 2(c)(i) above); and

(iv) The transactions described in the preceding clauses (i), (ii) and (iii) shall be deemed to occur immediately prior to the effectiveness of the amendment of the Loan Agreement pursuant to Section 2.1 hereof.

(d) Each 2018 Refinancing Term Loan made or deemed to be made (pursuant to a conversion of Existing Term Loans pursuant to Section 2(c)(i) above) on the Amendment Effective Date pursuant to Section 2.2(c) shall constitute, at the option of the Borrower, either ABR Loans or Eurodollar Loans, and in the case of Eurodollar Loans, shall have an initial Interest Period that ends on the last day of the Interest Period of the Existing Term Loans, as further set forth in the Borrowing Request with respect to the 2018 Refinancing Term Loans pursuant to Section 2.03 of the Loan Agreement.

(e) The “Applicable Rate” with respect to the 2018 Refinancing Term Loans shall be (x) 3.50% with respect to Eurodollar 2018 Refinancing Term Loans and (y) 2.50% with respect to ABR 2018 Refinancing Term Loans.

(f) All 2018 Refinancing Term Loans shall mature and be due and payable in full on July 13, 2023 (the “2018 Refinancing Term Loan Termination Date”).

(g) If a Repricing Transaction is consummated prior to the date that is six (6) months after the Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent for

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the ratable account of each applicable Lender, on the date of effectiveness of such Repricing Transaction, a premium equal to 1.00% of the principal amount of the Term Loans prepaid in connection with such Repricing Event or, in the case of any amendment, 1.00% of the principal amount of the relevant Term Loans outstanding immediately prior to (and subject to) such amendment (including the principal amount of any Term Loans of any Non-Consenting Lender that is required to be assigned in accordance with Section 2.16(b) of the Loan Agreement in connection with such amendment). In the event of any voluntary prepayment pursuant to Section 2.08 of the Loan Agreement, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.08(b) of the Loan Agreement.

(h) The 2018 Refinancing Commitments provided for hereunder shall terminate on the Amendment Effective Date immediately upon the borrowing of the 2018 Refinancing Term Loans and the deemed conversion of the Existing Term Loans into 2018 Refinancing Term Loans (if any) pursuant to Section 2.2(c).

SECTION 2.3. No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Loan Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The amendments referred to in Article II shall be effective, and the transactions referred to in Article II shall occur, on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article III (the “Amendment Effective Date”).

SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (i) each of the Loan Parties as of the Amendment Effective Date, (ii) the Administrative Agent and (iii) each 2018 Refinancing Term Lender.

SECTION 3.2. Officer’s Closing Certificate. The Administrative Agent shall have received an officer’s certificate from the Borrower certifying that (i) no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby as of the Amendment Effective Date and (ii) all representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

SECTION 3.3. Legal Opinions. The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Lenders and the Issuing Banks and dated the Amendment Effective Date) from each of (x) Cooley LLP, counsel for the Loan Parties, and (y) with respect to any Non-U.S. Pledge Agreement to be entered into on the Amendment Effective Date, local counsel to the applicable Loan Party in the Applicable Foreign Jurisdiction, in each case, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

SECTION 3.4. Resolutions; Other Documents and Certificates. The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors of the Borrower and the

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Guarantors approving the transactions contemplated by the Loan Documents to which each such Loan Party is a party and the execution and delivery of such Loan Documents to be delivered by such Loan Party on the Amendment Effective Date, and all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Loan Documents, (ii) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing of the Guarantors and the Borrower and authorization of the transactions contemplated hereby and (iii) a certificate of an officer of the Borrower and each Guarantor certifying the names and true signatures of the officers of such entity authorized to sign the Loan Documents to which it is a party, to be delivered by such entity on the Amendment Effective Date and the other documents to be delivered hereunder on the Amendment Effective Date.

SECTION 3.5. Fees and Expenses. The Borrower shall have paid to the Administrative Agent all expenses payable pursuant to Section 9.03 of the Loan Agreement which have accrued to the Amendment Effective Date to the extent invoices therefor have been provided at least one Business Day prior to the Amendment Effective Date.

SECTION 3.6. USA PATRIOT Act. The Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent or any of the Lenders at least five Business Days prior to the Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

SECTION 3.7. Refinancing Transactions.

(a) The aggregate amount of the 2018 Refinancing Term Commitments shall be equal to $1,132,750,000.00;

(b) the Administrative Agent shall have received from Borrower the Borrower’s Payment;

(c) with respect to the Existing Term Loans, the Agent shall have received a prepayment notice duly delivered pursuant to Section 2.08(b) of the Existing Credit Agreement;

It shall be a further condition precedent to the effectiveness of the amendments referred to in Article II that the Lender Funding Amount shall have been received and all payments contemplated by Section 2.2(c)(iii) shall have been made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1. Representations and Warranties. In order to induce the 2018 Refinancing Lenders and the Administrative Agent to enter into this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent and each 2018 Refinancing Lender, as of the date hereof, as follows:

(a) this Agreement has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

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(b) the execution, delivery and performance by each Loan Party of this Agreement will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (1) such as have been obtained or made and are in full force and effect and (2) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (ii) violate any charter, by-laws or other organizational document of the Borrower or any of its Restricted Subsidiaries, (ii) except as could not reasonably be expected to have a Material Adverse Effect, violate any applicable law or regulation or any order of any Governmental Authority; (iii) except as could not reasonably be expected to have a Material Adverse Effect, violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (ii)) binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries;

(c) each of the representations and warranties contained in Article 3 of the Loan Agreement and the other Loan Documents is true and correct in all material respects as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); and

(d) no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby, as of the Amendment Effective Date.

SECTION 4.2. Reaffirmation of Obligations. Each of the Loan Parties hereby consents to this Agreement and hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement and the Loan Documents effective as of the Amendment Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Full Force and Effect; Amendment and Restatement. Except as expressly provided herein and in the Loan Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Arrangers or the Lenders under the Existing Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Loan Agreement or any other Loan Document in similar or different circumstances.

SECTION 5.2. Loan Document Pursuant to Loan Agreement. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in

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Pursuant to 17 C.F.R. Section 200.83

accordance with all of the terms and provisions of the Loan Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Article 9 of the Loan Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

SECTION 5.3. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 5.4. Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.5. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

SECTION 5.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UBER TECHNOLOGIES, INC., as the Borrower

By:	/s/ Prabir Adarkar
Name: Prabir Adarkar
Title: Vice President of Finance

[Signature page to Amendment No. 1]

Confidential Treatment Requested by Uber Technologies, Inc.

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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

[Signature page to Amendment No. 1]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 9,535,485.85

Name of Lender:

ACE American Insurance Company

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 492,500.00

Name of Lender:

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Sub-Adviser By: Virtus Partners LLC, as attorney-in-fact

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,345,313.00

Name of Lender:

AG Diversified Income Master Fund, L.P.

BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 467,875.00

Name of Lender:

AGF Floating Rate Income Fund

By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,745,569.62

Name of Lender:

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,070,005.39

Name of Lender:

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,070,005.39

Name of Lender:

Anchorage Capital CLO 3-R, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,166,151.44

Name of Lender:

Anchorage Capital CLO 4-R, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,070,005.39

Name of Lender:

Anchorage Capital CLO 5-R, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,666,124.93

Name of Lender:

Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,070,005.39

Name of Lender:

Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,561,144.63

Name of Lender:

Anchorage Capital CLO 8, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,059,878.81

Name of Lender:

Anchorage Capital CLO 9, Ltd.

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $2,465,832.70

Name of Lender:
Arena Short Duration High Yield Fund, LP – Series A

By: Arena Capital Advisors LLC, not in its individual capacity, but solely as authorized agent for and on behalf of Arena Short Duration High Yield Fund, LP – Series A

By:	/s/ Jeremy Sagi
Name:	Jeremy Sagi
Title:	CIO - Authorized Signatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $1,628,212.40

Name of Lender:
Arena Short Duration High Yield Fund, LP – Series B

By: Arena Capital Advisors LLC, not in its individual capacity, but solely as authorized agent for and on behalf of Arena Short Duration High Yield Fund, LP – Series B

By:	/s/ Jeremy Sagi
Name:	Jeremy Sagi
Title:	CIO - Authorized Signatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $3,106,933.73

Name of Lender:
Arena Short Duration High Yield Fund, LP – Series C

By: Arena Capital Advisors LLC, not in its individual capacity, but solely as authorized agent for and on behalf of Arena Short Duration High Yield Fund, LP – Series C

By:	/s/ Jeremy Sagi
Name:	Jeremy Sagi
Title:	CIO - Authorized Signatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $443,244.40

Name of Lender:
Arena Short Duration High Yield Fund, LP – Series D

By:	Arena Capital Advisors LLC, not in its individual capacity, but solely as authorized agent for and on behalf of Arena Short Duration High Yield Fund, LP – Series D

By:	/s/ Jeremy Sagi
Name:	Jeremy Sagi
Title:	CIO - Authorized Signatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $1,826,817.04

Name of Lender:
INKA for account of beTurn

By: Arena Capital Advisors LLC, not in its individual capacity, but solely as authorized agent for and on behalf of INKA for account of beTurn

By:	/s/ Jeremy Sagi
Name:	Jeremy Sagi
Title:	CIO - Authorized Signatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,992,405.06

Name of Lender:

Ares XLVII CLO Ltd.

By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,447,500.00

Name of Lender:

Ares XL CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,962,406.00

Name of Lender:

Ares XLI CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,957,361.38

Name of Lender:

Ares XLII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 7,328,203.16

Name of Lender:

Ares XLIII CLO Ltd.

By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,764,137.07

Name of Lender:

Ares XLIV CLO Ltd.

By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,474,833.31

Name of Lender:

Ares XLV CLO Ltd.

By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,558,151.43

Name of Lender:

Ares XLVI CLO Ltd.

By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,976,750.82

Name of Lender:

ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,581,400.62

Name of Lender:

Ares XXVII CLO, Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,976,750.82

Name of Lender:

Ares XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,086,458.89

Name of Lender:

Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,586,669.67

Name of Lender:

Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,191,319.53

Name of Lender:

Ares XXXIIR CLO Ltd

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,162,801.30

Name of Lender:

Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,925,000.00

Name of Lender:

Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,581,400.62

Name of Lender:

Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,813,532.96

Name of Lender:

Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,581,400.61

Name of Lender:

Ares XXXVIII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Ben Kattan
	Name:	Ben Kattan
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,000,000.00

Name of Lender:

Baloise Senior Secured Loan Fund III

By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,305,640.42

Name of Lender:

Bank of America, N.A.

By	/s/ Gilmore Oliphant
Name: Gilmore Oliphant
Title: Officer

For any Lender requiring a second signature line:

By
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,000,000.00

Name of Lender:

BayCity Senior Loan Master Fund, LTD.

BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
Name: Gunther Stein
Title: CEO/CIO

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 7,880,000

Name of Lender:

BBT Fund, LP.

By	/s/ William O. Reimann
Name: William O. Reimann
Title: VP

For any Lender requiring a second signature line:

By
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,925,000.00

Beachhead Special Opportunities LLC

By	/s/ Christine Woodhouse
Christine Woodhouse
General Counsel

For any Lender requiring a second signature line:

By
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,216,250.00

Name of Lender:

Benefit Street Partners CLO II, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,216,250.00

Name of Lender:

Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,301,318.18

Name of Lender:

Benefit Street Partners CLO IV, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,706,262.62

Name of Lender:

Benefit Street Partners CLO IX, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,638,392.42

Name of Lender:

Benefit Street Partners CLO V, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,301,318.18

Name of Lender:

Benefit Street Partners CLO VI, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,302,313.14

Name of Lender:

Benefit Street Partners CLO VII, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

Benefit Street Partners CLO VIII, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,463,734.35

Name of Lender:

Benefit Street Partners CLO X, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,468,671.70

Name of Lender:

Benefit Street Partners CLO XI, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,215,687.58

Name of Lender:

Benefit Street Partners CLO XII, Ltd.

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

BlueMountain CLO 2012-2 Ltd

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

Bluemountain CLO 2013-1 LTD.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,984,848.48

Name of Lender:

Bluemountain CLO 2013-2 LTD.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

Bluemountain CLO 2013-3 Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

Bluemountain CLO 2013-4 Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

BlueMountain CLO 2014-1 Ltd

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

BlueMountain CLO 2014-3 Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

BlueMountain CLO 2014-4 Ltd

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,970,000.00

Name of Lender:

BlueMountain CLO 2015-1 Ltd

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

BlueMountain CLO 2015-2, Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

BlueMountain CLO 2016-1, Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,940,000.00

Name of Lender:

BlueMountain CLO 2016-2, Ltd.

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

BlueMountain CLO 2016-3 Ltd

By:	BlueMountain CLO Management LLC,
Its Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,969,849.24

Name of Lender:

BlueMountain Fuji US CLO I, Ltd.

By:	BlueMountain Fuji Management, LLC, Series A

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,979,899.48

Name of Lender:

BlueMountain Fuji US CLO II, Ltd.

By:	BlueMountain Fuji Management, LLC, Series A

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,992,405.06

Name of Lender:

BlueMountain Fuji US CLO III, Ltd.

By: BlueMountain Fuji Management, LLC, Series A, as Collateral Manager

By:	/s/ Annabel Simpson
	Name:	Annabel Simpson
	Title:	Operations Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

Board of Pensions of the Evangelical Lutheran Church in America

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,683,876.26

Name of Lender:

Bridge Builder Trust – Bridge Builder Core Plus Bond Fund

By: T. Rowe Price Associates, Inc., as investment sub-adviser

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,411,587.32

Name of Lender:

Brighthouse Funds Trust I – Brighthouse/Eaton Vance Floating Rate Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,043,793.96

Name of Lender:

BRINKER CAPITAL DESTINATIONS TRUST-DESTINATIONS MULTI STRATEGY ALTERNATIVES FUND

By	/s/ Robert Main
Name: Robert Main
Title: Senior Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 28,574,874.70

Name of Lender:

DRIEHAUS ACTIVE INCOME FUND

By	/s/ Robert Main
Name: Robert Main
Title: Senior Analyst

For any Lender requiring a second signature line:

By
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,231,250.00

Name of Lender:

Carlyle C17 CLO, Ltd.

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,058,128.75

Name of Lender:

Cent CLO 19 Limited

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,119,601.50

Name of Lender:

Cent CLO 20 Limited

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,611,787.30

Name of Lender:

Cent CLO 21 Limited

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,859,092.10

Name of Lender:

Cent CLO 22 Limited

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,302,712.40

Name of Lender:

Cent CLO 24 Limited

By:	Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2012-II-R, Ltd.

By:	CIFC VS Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2014, Ltd.

By:	CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 997,468.35

Name of Lender:

CIFC Funding 2014-II, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2015-I, Ltd.

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2015-III, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2016-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2017-I, Ltd

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

CIFC Funding 2017-V, Ltd.

By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.16

Name of Lender:

CIFC Funding 2018-I, Ltd.

By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 9,850,000.00

Name of Lender:

Citi Loan Funding Saguenay LLC

By:	/s/ Luke Newcomb
	Name:	Luke Newcomb
	Title:	Attorney-in-Fact

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,021,718.65

Name of Lender:

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,695,781.00

Name of Lender:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,481,203.00

Name of Lender:

Columbia Variable Portfolio - Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 517,125.00

Name of Lender:

DaVinci Reinsurance Ltd.

By: Credit Suisse Asset Management, LLC, as investment manager for DaVinci Reinsurance Holdings, Ltd., the owner of DaVinci Reinsurance Ltd.

By:	/s/ Farano, Louis
	Name:	Farano, Louis
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,088,668.27

Name of Lender:

Delaware Public Employees’ Retirement System

By: T. Rowe Price Associates, Inc., as investment manager

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,822,250.00

Name of Lender:

Eaton Vance CLO 2013-1 LTD.

BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,487,125.00

Name of Lender:

Eaton Vance CLO 2014-1, Ltd.

BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,797,625.00

Name of Lender:

Eaton Vance CLO 2015-1 Ltd.

By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,337,703.00

Name of Lender:

Eaton Vance Floating-Rate Income Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 50,032,757.21

Name of Lender:

Eaton Vance Floating Rate Portfolio

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,984,886.66

Name of Lender:

Eaton Vance Floating-Rate 2022 Target Term Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 911,125.00

Name of Lender:

Eaton Vance Floating-Rate Income Plus Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 16,111,248.91

Name of Lender:

Eaton Vance Institutional Senior Loan Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,093,927.88

Name of Lender:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 98,500.00

Name of Lender:

Eaton Vance Loan Holding II Limited

By: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 147,750.00

Name of Lender:

Eaton Vance Loan Holding Limited

BY: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,595,250.00

Name of Lender:

Eaton Vance Limited Duration Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,165,328.00

Name of Lender:

Eaton Vance Senior Floating-Rate Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,045,726.50

Name of Lender:

Eaton Vance Senior Income Trust

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 320,125.00

Name of Lender:

Eaton Vance Short Duration Diversified Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,376,099.88

Name of Lender:

Eaton Vance VT Floating-Rate Income Fund

BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 208,196.58

Name of Lender:

Man GLG US CLO 2018-1 Ltd.

By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,940,000

Name of Lender: Ballyrock CLO 2013-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

2

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,940,000

Name of Lender: Ballyrock CLO 2016-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

3

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,940,000

Name of Lender: Ballyrock CLO 2018-1 LTD

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

4

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,191,400

Name of Lender: Fidelity Advisor Series I: Fidelity Advisor High Income Fund

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

5

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,837,025

Name of Lender: Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

7

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,886,050

Name of Lender: FIAM High Yield Bond Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee

/s/ Daniel Campbell
Name:	Daniel Campbell
Title:	VP

8

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 443,250

Name of Lender: Fidelity Summer Street Trust: Fidelity Short Duration High Income Fund

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

10

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $12,765,733

Name of Lender: Fidelity Income Fund: Fidelity Total Bond Fund

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

11

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☒ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $6,727,550

Name of Lender: Variable Insurance Products Fund: High Income Portfolio

By	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

12

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

∎ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $20,966,785.71

Name of Lender:

FIFTH STREET STATION LLC

By	/s/ SEAN MEEKER
	Name:	SEAN MEEKER
	Title:	DIRECTOR

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 591,000.00

Name of Lender:

Florida Power & Light Company

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 295,797.72

Name of Lender:

FRANKLIN ALTERNATIVE STRATEGIES FUNDS – FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

BY: Loomis, Sayles & Company, L.P., Its Investment Manager,
Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,995,619.45

Name of Lender:

Greywolf CLO II, Ltd

By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,493,429.17

Name of Lender:

Greywolf CLO III, Ltd

By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,995,619.45

Name of Lender:

Greywolf CLO IV, Ltd.

By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,242,334.04

Name of Lender:

Greywolf CLO V, Ltd

By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,733,757.39

Name of Lender:

Greywolf CLO VI, Ltd

By: Greywolf Loan Management LP, as Portfolio Manager

By:	/s/ William Troy
	Name:	William Troy
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 763,375.00

Name of Lender:

Hawaii, LLC

By: T. Rowe Price Associates, Inc., as investment adviser

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 603,774.29

Name of Lender:

ICG US CLO 2014-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 690,027.80

Name of Lender:

ICG US CLO 2014-2 Ltd

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 690,027.77

Name of Lender:

ICG US CLO 2014-3, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 804,847.20

Name of Lender:

ICG US CLO 2015-1, Ltd

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,494,874.97

Name of Lender:

ICG US CLO 2015-2, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,494,874.97

Name of Lender:

ICG US CLO 2016-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 690,027.77

Name of Lender:

ICG US CLO 2017-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 256,059.06

Name of Lender:

ICG US CLO 2017-2, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 690,027.77

Name of Lender:

ICG US CLO 2018-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 9,027,073.42

Name of Lender:

IG Mackenzie Floating Rate Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 265,521.38

Name of Lender:

IG Mackenzie Strategic Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 514,432.99

Name of Lender:

Indiana University

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,994,936.71

Name of Lender:

Investors Canadian High Yield Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,496,202.53

Name of Lender:

iProfile Fixed Income Pool

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,617,768.99

Name of Lender:

John Hancock Funds II – Spectrum Income Fund

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,068,500.00

Name of Lender:

John Hancock Variable Insurance Trust—New Income Trust

BY: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,120,096.36

Name of Lender:

Litman Gregory Masters Alternative Strategies Fund

By: Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 58,974.96

Name of Lender:

London Life Growth and Income Fund 2.27MF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 226,223.96

Name of Lender:

London Life Income Fund 2.26MF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,798,409.76

Name of Lender:

Loomis Sayles CLO II, LTD,

BY: Loomis, Sayles & Company, L.P., Its Collateral Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,518,563.86

Name of Lender:

Loomis Sayles Credit Opportunities Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 223,299.75

Name of Lender:

Loomis Sayles Global Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,250,467.41

Name of Lender:

Loomis Sayles Senior Floating Rate Loan Fund

By: Loomis, Sayles & Company, L.P., Its Managing Member
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 226,174.59

Name of Lender:

Mackenzie Canadian Balanced Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 295,048.80

Name of Lender:

Mackenzie Canadian Growth Balanced Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 472,073.62

Name of Lender:

Mackenzie Canadian Short Term Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 84,195.90

Name of Lender:

Mackenzie Core Plus Canadian Fixed Income ETF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 29,401.02

Name of Lender:

Mackenzie Core Plus Global Fixed Income ETF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 590,147.70

Name of Lender:

Mackenzie Cundill Canadian Balanced Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,949,660.70

Name of Lender:

Mackenzie Floating Rate Income ETF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 7,432,215.70

Name of Lender:

Mackenzie Floating Rate Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 494,324.92

Name of Lender:

Mackenzie Global Credit Opportunities Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 326,233.45

Name of Lender:

Mackenzie Global High Yield Fixed Income ETF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,120,133.86

Name of Lender:

Mackenzie Global Strategic Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 815,531.44

Name of Lender:

Mackenzie Global Tactical Bond Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 137,773.96

Name of Lender:

Mackenzie Global Tactical Investment Grade Bond Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,199,796.27

Name of Lender:

Mackenzie Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 344,199.05

Name of Lender:

Mackenzie Ivy Canadian Balanced Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 609,229.65

Name of Lender:

Mackenzie Ivy Global Balanced Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 255,699.04

Name of Lender:

Mackenzie Strategic Bond Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,802,372.93

Name of Lender:

Mackenzie Strategic Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,257,001.65

Name of Lender:

Mackenzie Unconstrained Bond ETF

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,486,113.05

Name of Lender:

Mackenzie Unconstrained Fixed Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 29,450.37

Name of Lender:

Mackenzie USD Global Strategic Income Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 19,749.35

Name of Lender:

Mackenzie USD Global Tactical Bond Fund

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 403,174.00

Name of Lender:

Manulife Sentinel Income (33) Fund UT

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 498,734.18

Name of Lender:

MassMutual Select Funds—MassMutual Select T. Rowe Price Bond Asset Fund

By: T. Rowe Price Associates, Inc., as investment sub-adviser

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,231,250.00

Name of Lender:

Metropolitan Life Insurance Company Separate Account No. 558

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,000,000.00

Name of Lender:

MidOcean Credit CLO I

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,257,943.29

Name of Lender:

MidOcean Credit CLO III

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,462,500.00

Name of Lender:

MidOcean Credit CLO IV

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing DIrector

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,925,000.00

Name of Lender:

MidOcean Credit CLO V

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,962,405.97

Name of Lender:

MidOcean Credit CLO VI

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 987,468.65

Name of Lender:

MidOcean Credit CLO VII

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
	Name:	Jim Wiant
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,489,378.15

Name of Lender:

Morgan Stanley Bank, N.A.

By:	/s/ John Gally
	Name:	John Gally
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 20,729,132.77

Name of Lender:

Loomis Sayles Senior Floating Rate & Fixed Income Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,225,327.46

Name of Lender:

Loomis Sayles Strategic Alpha Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 783,075.00

Name of Lender:

NATIXIS INVESTMENT SOLUTIONS (LUX) I – LOOMIS SAYLES WORLD CREDIT ASSET FUND

By; Loomis, Sayles and Company, L.P., its investment Manager
By: Loomis, Sayles and Company, Incorporated., its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,567,320.18

Name of Lender:

Natixis Loomis Sayles Senior Loan Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,209,693.13

Name of Lender:

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,249,911.84

Name of Lender:

NHIT: Strategic Alpha Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,238,920.51

Name of Lender:

NORTHWOODS CAPITAL XI-B, LIMITED

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,413,817.44

Name of Lender:

NORTHWOODS CAPITAL XII, LIMITED

By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,011,692.64

Name of Lender:

Northwoods Capital XIV, Limited

BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,380,865.64

Name of Lender:

Northwoods Capital XV, Limited

By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,969,849.24

Name of Lender:

Northwoods Capital XVI, Limited

By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 750,000.00

Name of Lender:

Nuveen Floating Rate Income Fund

BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	CEO/CIO

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 750,000.00

Name of Lender:

Nuveen Floating Rate Income Opportunity Fund

BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	CEO/CIO

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,994,936.71

Name of Lender:

Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,500,000.00

Name of Lender:

Octagon Investment Partners 25, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 250,000.00

Name of Lender:

Octagon Investment Partners 29, Ltd.

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 250,000.00

Name of Lender:

Octagon Investment Partners 33, LTD.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,493,670.90

Name of Lender:

Octagon Investment Partners XIX, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,000,000.00

Name of Lender:

Octagon Paul Credit Fund Series I, Ltd.

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,979,899.49

Name of Lender:

OHIO POLICE & FIRE PENSION FUND

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan Roberts
	Name:	Dan Roberts
	Title:	Executive Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,436,535.15

Name of Lender:

OZ Institutional Income Master Fund, Ltd.

By: Och-Ziff Loan Management LP, its investment manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,915,413.14

Name of Lender:

OZLM FUNDING II, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,026,451.32

Name of Lender:

OZLM FUNDING III, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,534,361.65

Name of Lender:

OZLM FUNDING IV, LTD.

By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,308,493.49

Name of Lender:

OZLM FUNDING, LTD.

By: OZ CLO Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,726,002.00

Name of Lender:

OZLM IX, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,876,777.50

Name of Lender:

OZLM VI, LTD.

By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 9,161,977.50

Name of Lender:

OZLM VII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,870,966.00

Name of Lender:

OZLM VIII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,788,478.50

Name of Lender:

OZLM XI, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,788,478.50

Name of Lender:

OZLM XII, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,788,478.50

Name of Lender:

OZLM XIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,788,478.50

Name of Lender:

OZLM XIV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,544,732.20

Name of Lender:

OZLM XIX, Ltd.

By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,688,238.64

Name of Lender:

OZLM XV, LTD.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,306,270.26

Name of Lender:

OZLM XVI, Ltd.

By: OZ CLO Management LLC, its successor portfolio manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,140,364.96

Name of Lender:

OZLM XVII, Ltd.

By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,941,707.29

Name of Lender:

OZLM XXI Ltd.

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,637,571.51

Name of Lender:

OZLM XXII, Ltd.

By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
	Name:	Wayne Cohen
	Title:	President and Chief Operating Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,409,943.33

Name of Lender:

Pacific Asset Management Bank Loan Fund L.P.

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 13,723,178.40

Name of Lender:

PACIFIC FUNDS FLOATING RATE INCOME

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 4,543,374.36

Name of Lender:

Pacific Select Fund Floating Rate Loan Portfolio

BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,904,899.48

Name of Lender:

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 500,000.00

Name of Lender:

Principal Diversified Real Asset CIT

By: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	CEO/CIO

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,000,000.00

Name of Lender:

Principal Funds Inc, – Diversified Real Asset Fund

BY: Symphony Asset Management LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein
	Title:	CEO/CIO

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 983,015.12

Name of Lender:

Principal Funds, Inc - Global Multi Strategy Fund

BY: Loomis, Sayles & Company, L.P., Its Sub-Advisor BY: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 591,493.75

Name of Lender:

Renaissance Investment Holdings Ltd.

BY: Credit Suisse Asset Management, LLC as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 48,685,990.42

Name of Lender:

Senior Debt Portfolio

BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 9,489,005.93

Name of Lender:

Senior Floating Rate Fund LLC

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 747,412.08

Name of Lender:

SENIOR LOANS MATURITY 2020, LTD.

BY: Loomis, Sayles & Company, L.P., Its Investment Manager Loomis, Sayles & Company , L.P., Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 166,556.96

Name of Lender:

Silver Spring CLO Ltd.

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 208,196.58

Name of Lender:

Silvermore CLO, LTD.

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 789,935.27

Name of Lender:

NEW MEXICO STATE INVESTMENT COUNCIL

BY: Loomis, Sayles & Company, L.P., Its Investment Adviser, Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 541,996.85

Name of Lender:

T. Rowe Price Credit Opportunities Fund Inc.

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 19,427,854.14

Name of Lender:

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 456,341.78

Name of Lender:

T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund

By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Floating Rate Loan Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 197,000.00

Name of Lender:

T Rowe Price Global High Income Bond Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 58,805,746.83

Name of Lender:

T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 43,222,228.88

Name of Lender:

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 295,500.00

Name of Lender:

T. Rowe Price Institutional Credit Opportunities Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 11,089,828.23

Name of Lender:

T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 605,650.32

Name of Lender:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 6,304,000.00

Name of Lender:

T. Rowe Price Bond Trust I

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,727,545.71

Name of Lender:

T. Rowe Price Floating Rate Trust

By: T. Rowe Price Trust Company, Trustee

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 7,367,071.72

Name of Lender:

T. Rowe Price U.S. High Yield Trust

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 98,500.00

Name of Lender:

T. Rowe Price Total Return Fund, Inc

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,712,462.32

Name of Lender:

TCI-CENT CLO 2016-1 LTD.

By: TCI Capital Management LLC As Collateral Manager By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,456,162.08

Name of Lender:

TCI-Cent CLO 2017-1 Ltd.

By: TCI Capital Management LLC As Collateral Manager By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 88,549.52

Name of Lender:

Great-West Life Income Fund 6.06M

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 19,649.87

Name of Lender:

Great-West Life Growth and Income Fund 6.05M

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP Investments

For any Lender requiring a second signature line:

By:	/s/ Felix Wong
	Name:	Felix Wong
	Title:	VP Investments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL CREDIT WIND RIVER 2013-1 CLO LTD.

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2013-2 CLO Ltd.

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2014-1 CLO Ltd.

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2014-2 CLO Ltd.

BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2014-3 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2015-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 985,000.00

Name of Lender:

THL Credit Wind River 2015-2 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

THL Credit Wind River 2016-1 CLO Ltd.

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,479,360.84

Name of Lender:

TICP CLO I-2, Ltd.

By: TICP CLO I Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,479,360.84

Name of Lender:

TICP CLO II-2, Ltd.

By: TICP CLO II Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,466,829.49

Name of Lender:

TICP CLO III-2, Ltd.

By: TICP CLO III Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,479,360.84

Name of Lender:

TICP CLO IV Ltd

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,493,670.89

Name of Lender:

TICP CLO IX, Ltd.

By: TICP CLO IX Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

TICP CLO V 2016-1, Ltd.

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,955,000.00

Name of Lender:

TICP CLO VI 2016-2, Ltd.

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 989,949.76

Name of Lender:

TICP CLO VII, Ltd

By: TICP CLO VII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,283,165.85

Name of Lender:

TICP CLO VIII, Ltd

By: TICP CLO VIII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,493,670.89

Name of Lender:

TICP CLO X, Ltd.

By: TICP CLO X Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,979,899.48

Name of Lender:

Trestles CLO 2017-1, Ltd.

By: Pacific Asset Management, as collateral manager

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,473,539.83

Name of Lender:

UBS AG, STAMFORD BRANCH

By	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

For any Lender requiring a second signature line:

By	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,984,886.66

Name of Lender:

Venture 28A CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

VENTURE XII CLO, Limited

BY: its investment advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,231,250.00

Name of Lender:

VENTURE XIII CLO, Limited

By: its Investment Advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 394,987.45

Name of Lender:

VENTURE XIV CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

VENTURE XIX CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

VENTURE XV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

VENTURE XVI CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

Venture XVIII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,216,250.00

Name of Lender:

VENTURE XX CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

Venture XXI CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

Venture XXII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,626,237.45

Name of Lender:

Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 3,940,000.00

Name of Lender:

Venture XXIV CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 992,443.33

Name of Lender:

Venture XXIX CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 346,774.30

Name of Lender:

Venture XXV CLO Limited

By its Investment Advisor, MJX Asset Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 496,221.65

Name of Lender:

Venture XXVI CLO, Limited

By: its investment advisor MJX Venture Management LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,974,937.29

Name of Lender:

Venture XXVII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 496,221.65

Name of Lender:

Venture XXVIII CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 992,443.33

Name of Lender:

Venture XXX CLO, Limited

By: its investment advisor MJX Venture Management II LLC

By:	/s/ Martin E. Davey
	Name:	Martin E. Davey
	Title:	Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,578,969.84

Name of Lender:

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND)

By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Sgnatory

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,970,000.00

Name of Lender:

Wellfleet CLO 2016-2, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☐ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☑ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 5,945,098.42

Name of Lender:

WM Pool - High Yield Fixed Interest Trust

By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,970,000.00

Name of Lender:

ZAIS CLO 1, Limited ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,970,000.00

Name of Lender:

ZAIS CLO 2, Limited ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,970,000.00

Name of Lender:

ZAIS CLO 3, Limited ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,465,031.65

Name of Lender:

ZAIS CLO 5, Limited

By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 1,477,500.00

Name of Lender:

ZAIS CLO 6, Limited

By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,967,279.91

Name of Lender:

ZAIS CLO 7, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LENDER AGREEMENT

[Check ONLY ONE of the two boxes below]

CASHLESS SETTLEMENT OPTION

☑ The undersigned Lender hereby commits an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) to the 2018 Refinancing Term Loan and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (as set forth below) for 2018 Refinancing Term Loans in an equal principal amount, as set forth below.

ASSIGNMENT SETTLEMENT OPTION

☐ The undersigned Lender hereby agrees to have an amount equal to 100% of the outstanding principal amount of the Existing Term Loans held by such Lender on the Amendment No. 1 Effective Date (as set forth below) prepaid on the Amendment No. 1 Effective Date and to purchase by assignment 2018 Refinancing Term Loans under the Credit Agreement (as amended by Amendment No. 1) in an equal principal amount post-closing.

Aggregate principal amount of Existing Term Loans immediately prior to Amendment No. 1 Effective Date: $ 2,992,405.06

Name of Lender:

ZAIS CLO 8, Limited

By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Schedule 1

2018 Refinancing Term Lender	Cashless Roll Amount	2018 Refinancing Commitment
Morgan Stanley Senior Funding, Inc.	$0	$232,770,454.32
Anchorage Capital CLO 2012-1, Ltd.	$1,745,569.62	$0
Anchorage Capital CLO 2013-1, Ltd.	$1,070,005.39	$0
Anchorage Capital CLO 3-R, Ltd.	$1,070,005.39	$0
Anchorage Capital CLO 4-R, Ltd.	$1,166,151.44	$0
Anchorage Capital CLO 5-R, Ltd.	$1,070,005.39	$0
Anchorage Capital CLO 6, Ltd.	$1,666,124.93	$0
Anchorage Capital CLO 7, Ltd.	$1,070,005.39	$0
Anchorage Capital CLO 8, Ltd.	$4,561,144.63	$0
Anchorage Capital CLO 9, Ltd.	$5,059,878.81	$0
AG Diversified Income Master Fund, L.P.	$1,345,313.00	$0
NORTHWOODS CAPITAL XI-B, LIMITED	$2,238,920.51	$0
NORTHWOODS CAPITAL XII, LIMITED	$2,413,817.44	$0
Northwoods Capital XIV, Limited	$2,011,692.64	$0
Northwoods Capital XV, Limited	$3,380,865.64	$0
Northwoods Capital XVI, Limited	$2,969,849.24	$0
ARENA SHORT DURATION HIGH YIELD FUND LP SERIES C	$3,106,933.71	$0
Arena Short Duration High Yield Fund, L.P. - Series D	$443,244.39	$0
ARENA SHORT DURATION HIGH YIELD FUND, LP - SERIES A	$2,465,832.70	$0
ARENA SHORT DURATION HIGH YIELD FUND, LP - SERIES B	$1,628,212.40	$0
INKA for the account of beTurn	$1,826,817.05	$0
Ares XL CLO Ltd.	$3,447,500.00	$0
Ares XLI CLO Ltd.	$2,962,406.00	$0
Ares XLII CLO Ltd.	$3,957,361.38	$0
Ares XLIII CLO Ltd.	$7,328,203.16	$0
Ares XLIV CLO Ltd.	$4,764,137.07	$0
Ares XLV CLO Ltd.	$2,474,833.31	$0
Ares XLVI CLO Ltd.	$3,558,151.43	$0
Ares XLVII CLO Ltd.	$2,992,405.06	$0
ARES XXIX CLO LTD.	$1,976,750.82	$0
Ares XXVII CLO, Ltd.	$1,581,400.62	$0
ARES XXVIII CLO LTD.	$1,976,750.82	$0
Ares XXXI CLO Ltd.	$5,086,458.89	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Ares XXXIII CLO Ltd.	$2,586,669.67	$0
Ares XXXIIR CLO Ltd	$2,191,319.53	$0
Ares XXXIV CLO Ltd.	$3,162,801.30	$0
Ares XXXIX CLO Ltd.	$4,925,000.00	$0
Ares XXXV CLO Ltd.	$1,581,400.62	$0
Ares XXXVII CLO Ltd.	$2,813,532.96	$0
Ares XXXVIII CLO Ltd.	$1,581,400.61	$0
Bank of America, N.A.	$1,305,640.45	$0
BlueMountain CLO 2012-2 Ltd	$2,955,000.00	$0
Bluemountain CLO 2013-1 LTD.	$2,955,000.00	$0
Bluemountain CLO 2013-2 LTD.	$2,984,848.48	$0
Bluemountain CLO 2013-3 Ltd.	$2,955,000.00	$0
Bluemountain CLO 2013-4 Ltd.	$2,955,000.00	$0
BlueMountain CLO 2014-1 Ltd	$1,477,500.00	$0
BlueMountain CLO 2014-3 Ltd.	$1,477,500.00	$0
BlueMountain CLO 2014-4 Ltd	$2,955,000.00	$0
BlueMountain CLO 2015-1 Ltd	$1,970,000.00	$0
BlueMountain CLO 2015-2, Ltd.	$985,000.00	$0
BlueMountain CLO 2016-1, Ltd.	$2,955,000.00	$0
BlueMountain CLO 2016-2, Ltd.	$3,940,000.00	$0
BlueMountain CLO 2016-3 Ltd	$2,955,000.00	$0
BlueMountain Fuji US CLO I, Ltd.	$2,969,849.24	$0
BlueMountain Fuji US CLO II, Ltd.	$1,979,899.48	$0
BlueMountain Fuji US CLO III, Ltd.	$2,992,405.06	$0
BBT FUND, L.P.	$7,880,000.00	$0
Carlyle C17 CLO, Ltd.	$1,231,250.00	$0
CIFC Funding 2012-II-R, Ltd.	$498,734.18	$0
CIFC Funding 2014, Ltd.	$498,734.18	$0
CIFC Funding 2014-II, Ltd.	$997,468.35	$0
CIFC Funding 2015-I, Ltd.	$498,734.18	$0
CIFC Funding 2015-III, Ltd.	$498,734.18	$0
CIFC Funding 2016-I, Ltd.	$498,734.18	$0
CIFC Funding 2017-I, Ltd	$498,734.18	$0
CIFC Funding 2017-V, Ltd.	$498,734.18	$0
CIFC Funding 2018-I, Ltd.	$498,734.16	$0
Cent CLO 19 Limited	$3,058,128.75	$0
Cent CLO 20 Limited	$2,119,601.50	$0
Cent CLO 21 Limited	$4,611,787.30	$0
Cent CLO 22 Limited	$2,859,092.10	$0
Cent CLO 24 Limited	$3,302,712.40	$0
Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II	$5,695,781.00	$0
Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I	$2,021,718.65	$0
Columbia Variable Portfolio - Strategic	$1,481,203.00	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Income Fund, a series of Columbia Funds Variable Insurance Trust
TCI-Cent CLO 2016-1 Ltd.	$2,712,462.32	$0
TCI-Cent CLO 2017-1 Ltd.	$3,456,162.08	$0
Citi Loan Funding Saguenay LLC	$9,850,000.00	$0
DaVinci Reinsurance Ltd.	$517,125.00	$0
Renaissance Investment Holdings Ltd.	$591,493.75	$0
DESTINATIONS MULTI STRATEGY ALTERNATIVES FUND, A SERIES OF BRINKER CAPITAL DESTINATIONS TRUST	$5,043,793.96	$0
DRIEHAUS ACTIVE INCOME FUND	$28,574,874.70	$0
AGF Floating Rate Income Fund	$467,875.00	$0
Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio	$4,411,587.32	$0
Eaton Vance CLO 2013-1 LTD.	$1,822,250.00	$0
Eaton Vance CLO 2014-1, Ltd.	$2,487,125.00	$0
Eaton Vance CLO 2015-1 Ltd.	$1,797,625.00	$0
Eaton Vance Floating Rate Portfolio	$50,032,757.21	$0
Eaton Vance Floating-Rate 2022 Target Term Trust	$1,984,886.66	$0
Eaton Vance Floating-Rate Income Plus Fund	$911,125.00	$0
Eaton Vance Floating-Rate Income Trust	$4,337,703.00	$0
Eaton Vance Institutional Senior Loan Fund	$16,111,248.91	$0
Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio	$4,093,927.88	$0
Eaton Vance Limited Duration Income Fund	$3,595,250.00	$0
Eaton Vance Loan Holding II Limited	$98,500.00	$0
Eaton Vance Loan Holding Limited	$147,750.00	$0
Eaton Vance Senior Floating-Rate Trust	$4,165,328.00	$0
Eaton Vance Senior Income Trust	$2,045,726.50	$0
Eaton Vance Short Duration Diversified Income Fund	$320,125.00	$0
Eaton Vance VT Floating-Rate Income Fund	$3,376,099.88	$0
Florida Power & Light Company	$591,000.00	$0
Pacific Select Fund Floating Rate Loan	$4,543,374.36	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Portfolio
Senior Debt Portfolio	$48,685,990.42	$0
BALLYROCK CLO 2013-1 LTD	$3,940,000.00	$0
BALLYROCK CLO 2016-1 LTD	$3,940,000.00	$0
Ballyrock CLO 2018-1 Ltd.	$3,940,000.00	$0
FIAM HIGH YIELD BOND COMMINGLED POOL	$2,886,050.00	$0
Fidelity Advisor Series I: Fidelity Advisor High Income Fund	$3,191,400.00	$0
Fidelity Central Investment Portfolios LLC Fidelity High Income Central Fund 1	$1,837,025.00	$0
Fidelity Income Fund Fidelity Total Bond Fund	$12,765,733.05	$0
FIDELITY SUMMER STREET TRUST:FIDELITY SHORT DURATION HIGH INCOME FUND	$443,250.00	$0
VARIABLE INSURANCE PRODUCTS FUND HIGH INCOME PORTFOLIO	$6,727,550.00	$0
Greywolf CLO II, Ltd	$2,995,619.45	$0
Greywolf CLO III, Ltd	$4,493,429.17	$0
Greywolf CLO IV, Ltd.	$2,995,619.45	$0
Greywolf CLO V, Ltd	$5,242,334.04	$0
Greywolf CLO VI, Ltd	$3,733,757.39	$0
BEACHHEAD SPECIAL OPPORTUNITIES LLC	$4,925,000.00	$0
ICG US CLO 2014-1, Ltd.	$603,774.29	$0
ICG US CLO 2014-2 Ltd	$690,027.80	$0
ICG US CLO 2014-3, Ltd.	$690,027.77	$0
ICG US CLO 2015-1, Ltd	$804,847.20	$0
ICG US CLO 2015-2, Ltd.	$1,494,874.97	$0
ICG US CLO 2016-1, Ltd.	$1,494,874.97	$0
ICG US CLO 2017-1, Ltd.	$690,027.77	$0
ICG US CLO 2017-2, Ltd.	$256,059.06	$0
ICG US CLO 2018-1, Ltd.	$690,027.77	$0
Ohio Police & Fire Pension Fund	$1,979,899.49	$0
Great-West Life Growth and Income Fund 6.05M	$19,649.87	$0
Great-West Life Income Fund 6.06M	$88,549.52	$0
IG Mackenzie Floating Rate Income Fund	$9,027,073.42	$0
IG Mackenzie Strategic Income Fund	$265,521.38	$0
Investors Canadian High Yield Income Fund	$1,994,936.71	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

iProfile Fixed Income Pool	$1,496,202.53	$0
London Life Growth and Income Fund 2.27MF	$58,974.96	$0
London Life Income Fund 2.26MF	$226,223.96	$0
Mackenzie Canadian Balanced Fund	$226,174.59	$0
Mackenzie Canadian Growth Balanced Fund	$295,048.80	$0
Mackenzie Canadian Short Term Income Fund	$472,073.62	$0
Mackenzie Core Plus Canadian Fixed Income ETF	$84,195.90	$0
Mackenzie Core Plus Global Fixed Income ETF	$29,401.02	$0
Mackenzie Cundill Canadian Balanced Fund	$590,147.70	$0
Mackenzie Floating Rate Income ETF	$2,949,660.70	$0
Mackenzie Floating Rate Income Fund	$7,432,215.70	$0
Mackenzie Global Credit Opportunities Fund	$494,324.92	$0
Mackenzie Global High Yield Fixed Income ETF	$326,233.45	$0
Mackenzie Global Strategic Income Fund	$1,120,133.86	$0
Mackenzie Global Tactical Bond Fund	$815,531.44	$0
Mackenzie Global Tactical Investment Grade Bond Fund	$137,773.96	$0
Mackenzie Income Fund	$1,199,796.27	$0
Mackenzie Ivy Canadian Balanced Fund	$344,199.05	$0
Mackenzie Ivy Global Balanced Fund	$609,229.65	$0
Mackenzie Strategic Bond Fund	$255,699.04	$0
Mackenzie Strategic Income Fund	$2,802,372.93	$0
Mackenzie Unconstrained Bond ETF	$1,257,001.65	$0
Mackenzie Unconstrained Fixed Income Fund	$6,486,113.05	$0
Mackenzie USD Global Strategic Income Fund	$29,450.37	$0
Mackenzie USD Global Tactical Bond Fund	$19,749.35	$0
Manulife Sentinel Income (33) Fund UT	$403,174.00	$0
Venture 28A CLO, Limited	$1,984,886.66	$0
VENTURE XII CLO, Limited	$1,626,237.45	$0
VENTURE XIII CLO, Limited	$1,231,250.00	$0
VENTURE XIV CLO, Limited	$394,987.45	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

VENTURE XIX CLO, Limited	$1,626,237.45	$0
VENTURE XV CLO, Limited	$1,626,237.45	$0
VENTURE XVI CLO, Limited	$1,626,237.45	$0
Venture XVII CLO Limited	$1,626,237.45	$0
Venture XVIII CLO, Limited	$1,626,237.45	$0
VENTURE XX CLO, Limited	$2,216,250.00	$0
Venture XXI CLO, Limited	$1,626,237.45	$0
Venture XXII CLO, Limited	$1,626,237.45	$0
Venture XXIII CLO, Limited	$1,626,237.45	$0
Venture XXIX CLO, Limited	$992,443.33	$0
Venture XXV CLO Limited	$346,774.30	$0
Venture XXVI CLO, Limited	$496,221.65	$0
Venture XXVII CLO, Limited	$1,974,937.29	$0
Venture XXVIII CLO, Limited	$496,221.65	$0
Venture XXX CLO, Limited	$992,443.33	$0
Morgan Stanley Bank, N.A.	$1,489,378.15	$0
OZ Institutional Income Master Fund, Ltd.	$1,436,535.15	$0
OZLM FUNDING II, LTD.	$3,915,413.14	$0
OZLM FUNDING III, LTD.	$4,026,451.32	$0
OZLM FUNDING IV, LTD.	$5,534,361.65	$0
OZLM FUNDING, LTD.	$4,308,493.49	$0
OZLM IX, LTD.	$5,726,002.00	$0
OZLM VI, LTD.	$6,876,777.50	$0
OZLM VII, LTD.	$9,161,977.50	$0
OZLM VIII, LTD.	$6,870,966.00	$0
OZLM XI, LTD.	$4,788,478.50	$0
OZLM XII, LTD.	$4,788,478.50	$0
OZLM XIII, Ltd.	$4,788,478.50	$0
OZLM XIV, LTD.	$4,788,478.50	$0
OZLM XIX, Ltd.	$4,544,732.20	$0
OZLM XV, LTD.	$3,688,238.64	$0
OZLM XVI, Ltd.	$3,306,270.26	$0
OZLM XVII, Ltd.	$4,140,364.96	$0
OZLM XXI, LTD.	$1,941,707.29	$0
OZLM XXII, Ltd.	$4,637,571.51	$0
Baloise Senior Secured Loan Fund III	$1,000,000.00	$0
Octagon Investment Partners 24, Ltd.	$1,994,936.71	$0
Octagon Investment Partners 25, Ltd.	$2,500,000.00	$0
Octagon Investment Partners 29, Ltd.	$250,000.00	$0
Octagon Investment Partners 33, LTD.	$250,000.00	$0
Octagon Investment Partners XIX, Ltd.	$2,493,670.90	$0
Octagon Paul Credit Fund Series I, Ltd.	$1,000,000.00	$0
Man GLG US CLO 2018-1 Ltd.	$208,196.58	$0
Silver Spring CLO Ltd.	$166,556.96	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Silvermore CLO, LTD.	$208,196.58	$0
BayCity Senior Loan Master Fund, LTD.	$1,000,000.00	$0
Nuveen Floating Rate Income Fund	$750,000.00	$0
Nuveen Floating Rate Income Opportunity Fund	$750,000.00	$0
Principal Diversified Real Asset CIT	$500,000.00	$0
Principal Funds Inc, - Diversified Real Asset Fund	$1,000,000.00	$0
ACE American Insurance Company	$9,535,485.85	$0
Board of Pensions of the Evangelical Lutheran Church in America	$1,477,500.00	$0
Bridge Builder Trust - Bridge Builder Core Plus Bond Fund	$2,683,876.26	$0
Delaware Public Employees’ Retirement System	$3,088,668.27	$0
Hawaii, LLC	$763,375.00	$0
John Hancock Funds II - Spectrum Income Fund	$1,617,768.99	$0
John Hancock Variable Insurance Trust - New Income Trust	$2,068,500.00	$0
MassMutual Select Funds - MassMutual Select T. Rowe Price Bond Asset Fund	$498,734.18	$0
Metropolitan Life Insurance Company Separate Account No. 558	$1,231,250.00	$0
T Rowe Price Global High Income Bond Fund	$197,000.00	$0
T. Rowe Price Bond Trust I	$6,304,000.00	$0
T. Rowe Price Credit Opportunities Fund Inc.	$541,996.85	$0
T. Rowe Price Floating Rate Fund, Inc.	$19,427,854.14	$0
T. Rowe Price Floating Rate Multi- Sector Account Portfolio	$605,650.32	$0
T. Rowe Price Floating Rate Trust	$5,727,545.71	$0
T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund	$456,341.78	$0
T. Rowe Price High Yield Fund, Inc.	$58,805,746.83	$0
T. Rowe Price Institutional Credit Opportuities Fund	$295,500.00	$0
T. Rowe Price Institutional Floating Rate Fund	$43,222,228.88	$0
T. Rowe Price Institutional High Yield Fund	$11,089,828.23	$0
T. Rowe Price Total Return Fund, Inc	$98,500.00	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

T. Rowe Price U.S. High Yield Trust	$7,367,071.72	$0
THL CREDIT WIND RIVER 2013-1 CLO LTD.	$985,000.00	$0
THL Credit Wind River 2013-2 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2014-1 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2014-2 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2014-3 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2015-1 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2015-2 CLO Ltd.	$985,000.00	$0
THL Credit Wind River 2016-1 CLO Ltd.	$2,955,000.00	$0
TICP CLO I-2, Ltd.	$1,479,360.84	$0
TICP CLO II-2, Ltd.	$1,479,360.84	$0
TICP CLO III-2, Ltd.	$2,466,829.49	$0
TICP CLO IV Ltd	$1,479,360.84	$0
TICP CLO IX, Ltd.	$2,493,670.89	$0
TICP CLO V 2016-1, Ltd.	$2,955,000.00	$0
TICP CLO VI 2016-2, Ltd	$2,955,000.00	$0
TICP CLO VII, Ltd	$989,949.76	$0
TICP CLO VIII, Ltd	$2,283,165.85	$0
TICP CLO X, Ltd.	$2,493,670.89	$0
UBS AG STAMFORD BRANCH	$3,473,539.82	$0
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	$492,500.00	$0
Pacific Asset Management Bank Loan Fund L.P.	$6,409,943.33	$0
PACIFIC FUNDS FLOATING RATE INCOME	$13,723,178.40	$0
PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO	$6,904,899.48	$0
Trestles CLO 2017-1, Ltd.	$1,979,899.48	$0
WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS	$1,578,969.84	$0

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

FUND)
Wellfleet CLO 2015-1, Ltd	$1,477,500.00	$0
Wellfleet CLO 2016-1, Ltd.	$1,477,500.00	$0
Wellfleet CLO 2016-2, Ltd.	$1,970,000.00	$0
ZAIS CLO 1, Limited	$1,970,000.00	$0
ZAIS CLO 2, Limited	$1,970,000.00	$0
ZAIS CLO 3, Limited	$1,970,000.00	$0
ZAIS CLO 5, Limited	$1,465,031.65	$0
ZAIS CLO 6, Limited	$1,477,500.00	$0
ZAIS CLO 7, Limited	$2,967,279.91	$0
ZAIS CLO 8, Limited	$2,992,405.06	$0

Total	$899,979,545.68	$232,770,454.32

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX I

AMENDED CREDIT AGREEMENT

[See attached]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

MARKED VERSION REFLECTING CHANGES

PURSUANT TO AMENDMENT NO. 1

ADDED TEXT SHOWN UNDERSCORED

DELETED TEXT SHOWN ~~STRIKETHROUGH~~

CUSIP Number: 90351~~JAA2~~JAE4

TERM LOAN AGREEMENT

dated as of

July 13, 2016

among

UBER TECHNOLOGIES, INC.,

as the Borrower,

the Lenders party hereto

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as the Administrative Agent

MORGAN STANLEY SENIOR FUNDING, INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

BARCLAYS BANK PLC,

~~CITIGROUP GLOBAL MARKETS INC. and~~

CITIBANK, N.A.,

DEUTSCHE BANK SECURITIES INC.,

GOLDMAN SACHS LENDING PARTNERS LLC,

HSBC BANK USA, N.A.,

J.P. MORGAN CHASE BANK, N.A.,

ROYAL BANK OF CANADA and

SUNTRUST ROBINSON HUMPHREY, INC.

as Joint Lead Arrangers

MORGAN STANLEY SENIOR FUNDING, INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

BARCLAYS BANK PLC,

~~CITIGROUP GLOBAL MARKETS INC~~CITIBANK, N.A.,

DEUTSCHE BANK SECURITIES INC.,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

GOLDMAN SACHS LENDING PARTNERS LLC,

~~J.P. MORGAN SECURITIES LLC and~~

~~SUNTRUST BANK,~~

~~as Joint Bookrunners~~

~~BARCLAYS~~HSBC BANK ~~PLC~~USA, N.A.,

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~GOLDMAN SACHS LENDING PARTNERS LLC and~~

~~SUNTRUST BANK,~~

~~as Co-Syndication Agents~~

J.P. MORGAN ~~SECURITIES LLC~~CHASE BANK, N.A.,

ROYAL BANK OF CANADA and

SUNTRUST ROBINSON HUMPHREY, INC.

as ~~Documentation Agent~~Joint Bookrunners

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TABLE OF CONTENTS

Page
ARTICLE 1 DEFINITIONS		1
Section 1.01	Defined Terms	1
Section 1.02	Classification of Loans and Borrowings	~~26~~29
Section 1.03	Terms Generally	~~26~~29
Section 1.04	Accounting Terms; GAAP	~~27~~29
Section 1.05	Permitted Holdco Transaction	~~27~~30
Section 1.06	Limited Conditionality Acquisitions	~~28~~30
Section 1.07	Basket Amounts and Application of Multiple Relevant Provisions	~~28~~30

ARTICLE 2 THE CREDITS		~~28~~31
Section 2.01	Term Commitments	~~28~~31
Section 2.02	Term Loans and Borrowings	~~28~~31
Section 2.03	Requests for Borrowings	~~29~~31
Section 2.04	Funding of Borrowings	~~30~~32
Section 2.05	Interest Elections	~~30~~32
Section 2.06	Termination of Term Commitments	~~31~~33
Section 2.07	Amortization; Repayment of Term Loans; Evidence of Debt	~~31~~33
Section 2.08	Prepayment of Loans	~~32~~34
Section 2.09	Fees	~~32~~35
Section 2.10	Interest	~~33~~35
Section 2.11	Alternate Rate of Interest; Illegality	~~33~~36
Section 2.12	Increased Costs	~~34~~36
Section 2.13	Break Funding Payments	~~35~~37
Section 2.14	Taxes	~~35~~38
Section 2.15	Payments Generally; Pro Rata Treatment; Sharing of Set-Off	~~39~~41
Section 2.16	Mitigation Obligations; Replacement of Lenders	~~40~~42
Section 2.17	[Reserved]	~~41~~43
Section 2.18	Incremental Facility	~~41~~43
Section 2.19	Loan Repurchases	~~42~~45
Section 2.20	Refinancing Facilities	~~44~~46

ARTICLE 3 REPRESENTATIONS AND WARRANTIES		~~44~~47
Section 3.01	Organization; Powers	~~44~~47

i

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Section 3.02	Authorization; Enforceability	~~44~~47
Section 3.03	Governmental Approvals; No Conflicts	~~45~~47
Section 3.04	Financial Condition; No Material Adverse Change	~~45~~47
Section 3.05	Properties	~~45~~48
Section 3.06	Litigation and Environmental Matters	~~46~~48
Section 3.07	Compliance with Laws and Agreements; No Default	~~46~~48
Section 3.08	Investment Company Status	~~46~~48
Section 3.09	Margin Stock	~~46~~48
Section 3.10	Taxes	~~46~~49
Section 3.11	ERISA	~~46~~49
Section 3.12	Disclosure	~~48~~50
Section 3.13	Subsidiaries	~~48~~50
Section 3.14	Solvency	~~48~~50
Section 3.15	Anti-Terrorism Law	~~48~~51
Section 3.16	FCPA; Sanctions	~~49~~52
Section 3.17	Collateral Matters	~~50~~52

ARTICLE 4 CONDITIONS		~~50~~53
Section 4.01	Effective Date	~~50~~53

ARTICLE 5 AFFIRMATIVE COVENANTS		~~52~~55
Section 5.01	Financial Statements; Ratings Change and Other Information	~~53~~55
Section 5.02	Notices of Material Events	~~54~~57
Section 5.03	Existence; Conduct of Business	~~55~~57
Section 5.04	Payment of Taxes and Other Claims	~~55~~58
Section 5.05	Maintenance of Properties; Insurance	~~55~~58
Section 5.06	Books and Records; Inspection Rights	~~55~~58
Section 5.07	ERISA-Related Information	~~55~~58
Section 5.08	Compliance with Laws and Agreements	~~56~~59
Section 5.09	Use of Proceeds	~~56~~59
Section 5.10	Additional Guarantors	~~56~~59
Section 5.11	Holdings	~~58~~61
Section 5.12	Maintenance of Ratings	~~58~~61
Section 5.13	Post-Closing	~~58~~61

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Pursuant to 17 C.F.R. Section 200.83

ARTICLE 6 NEGATIVE COVENANTS		~~58~~61
Section 6.01	Indebtedness	~~58~~61
Section 6.02	Liens	~~59~~62
Section 6.03	Fundamental Changes	~~62~~65
Section 6.04	Use of Proceeds	~~63~~66

ARTICLE 7 EVENTS OF DEFAULT		~~63~~68
Section 7.01	Events of Default	~~63~~68
Section 7.02	Application of Funds	~~65~~70

ARTICLE 8 THE AGENTS		~~66~~70
Section 8.01	Appointment of the Administrative Agent	~~66~~70
Section 8.02	Powers and Duties	~~66~~71
Section 8.03	General Immunity	~~67~~71
Section 8.04	Administrative Agent Entitled to Act as Lender	~~68~~73
Section 8.05	Lenders’ Representations, Warranties and Acknowledgment	~~68~~73
Section 8.06	Right to Indemnity	~~69~~74
Section 8.07	Successor Administrative Agent	~~69~~74
Section 8.08	Guaranty	~~70~~75
Section 8.09	Actions in Concert	~~70~~75
Section 8.10	Withholding Taxes	~~71~~76
Section 8.11	Administrative Agent May File Bankruptcy Disclosure and Proofs of Claim	~~71~~76
Section 8.12	Intercreditor Agreements	~~72~~77

ARTICLE 9 MISCELLANEOUS		~~72~~79
Section 9.01	Notices	~~72~~79
Section 9.02	Waivers; Amendments	~~75~~82
Section 9.03	Expenses; Indemnity; Damage Waiver	~~77~~83
Section 9.04	Successors and Assigns	~~79~~85
Section 9.05	Survival	~~82~~89
Section 9.06	Counterparts; Integration; Effectiveness	~~83~~89
Section 9.07	Severability	~~83~~89
Section 9.08	Right of Setoff	~~83~~89
Section 9.09	Governing Law; Jurisdiction; Consent to Service of Process	~~83~~90
Section 9.10	Waiver Of Jury Trial	~~84~~90
Section 9.11	Headings	~~84~~91

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Section 9.12	Confidentiality	~~84~~91
Section 9.13	Interest Rate Limitation	~~86~~92
Section 9.14	No Advisory or Fiduciary Responsibility	~~86~~92
Section 9.15	Electronic Execution of Assignments and Certain Other Documents	~~86~~93
Section 9.16	USA PATRIOT Act	~~87~~93
Section 9.17	Release of Guarantors; Release of Collateral	~~87~~93
Section 9.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~88~~95

Schedules

Schedule 2.01	Lenders, Term Commitments

Schedules to the Disclosure Letter

Schedule 3.11	Plans
Schedule 3.13	Capitalization
Schedule 3.17	Financing Statements and Offices
Schedule 5.13	Post-Closing Matters
Schedule 6.01	Specified Indebtedness
Schedule 6.02	Existing Liens

Exhibits

Exhibit A-1	Form of Assignment and Assumption
Exhibit A-2	Form of Affiliated Assignment and Assumption
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D-1	Form of Term Note
Exhibit D-2	[Reserved]
Exhibit E-1	Form of Guaranty
Exhibit E-2	Form of Holdings Guaranty
Exhibit F	Form of Compliance Certificate
Exhibit G	[Reserved]
Exhibit H-1	Form of U.S. Tax Compliance Certificate
Exhibit H-2	Form of U.S. Tax Compliance Certificate
Exhibit H-3	Form of U.S. Tax Compliance Certificate
Exhibit H-4	Form of U.S. Tax Compliance Certificate
Exhibit I	Form of Revolver Intercreditor Agreement
Exhibit J	Auction Procedures
Exhibit K	Form of U.S. Security Agreement

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LOAN AGREEMENT dated as of July 13, 2016 among UBER TECHNOLOGIES, INC., as the Borrower, the LENDERS party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent.

The Borrower (such term and each other capitalized term used and not otherwise defined in these recitals having the meaning assigned to it in Article 1), has requested the Lenders to make Loans to the Borrower on the date hereof in an initial aggregate principal amount not in excess of $1,150,000,000.

The proceeds of borrowings hereunder are to be used for the purposes described in Section 5.09. The Lenders are willing to provide the Loans upon the terms and subject to the conditions set forth herein. Accordingly, for valuable consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2018 Refinancing Term Loan” means each Term Loan made or deemed to be made by each 2018 Refinancing Term Lender to the Borrower on the Amendment No. 1 Effective Date. As of the Amendment No. 1 Effective Date, the aggregate amount of 2018 Refinancing Term Loans is $1,132,750,000.00.

“2018 Refinancing Commitment” shall have the meaning provided in the Amendment No. 1.

“2018 Refinancing Term Lender” shall have the meaning provided in the Amendment No. 1.

“2018 Term Loan Agreement” means the Term Loan Agreement, dated as of April 4, 2018 among the Borrower, as the borrower, the lenders party thereto and Cortland Capital Market Services LLC, as the Administrative Agent.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Lender” means, at any time, any bank, any financial institution or institutional lender that, in any case, is not an existing Lender and that agrees to provide any portion of any Incremental Commitment pursuant to a Joinder Agreement in accordance with Section 2.18 or any portion of any Term Loan Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.20 (including the 2018 Refinancing Term Lenders under Amendment No. 1).

“Adjusted LIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Borrowing, the rate per annum obtained by dividing (i) the rate per annum determined by the Administrative Agent on the basis of the rate for deposits in dollars for a period equal to such Interest Period commencing on the first day of such Interest Period as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on Reuters Screen LIBOR01 page (or any successor page) as of approximately 11:00 a.m., London, England time, on such Interest Rate Determination Date; provided that, in the event such rate does not appear on such page or service or if such page or service shall cease to be available, the Adjusted

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

LIBO Rate shall be determined by the Administrative Agent by reference to such other comparable publicly available service for displaying LIBO rates as may be selected by the Administrative Agent, or, in the absence of such availability, the arithmetic mean of the rates (rounded upward to the nearest 1/100th of 1%) as supplied to Administrative Agent at its request and quoted by the reference banks appointed by the Administrative Agent in consultation with the Borrower to leading banks who consent to such appointment in the London interbank market for dollar deposits of a duration equal to the duration of such Interest Period, on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided that in no event shall the Adjusted LIBO Rate be less than the LIBOR Floor.

“Administrative Agent” means MSSF, in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent from time to time.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Purchasing Borrower Party and accepted by the Administrative Agent, substantially in the form of Exhibit A-2 or any other form approved by the Administrative Agent.

“Agent Parties” has the meaning set forth in Section 9.01(d).

“Agents” means, collectively, the Administrative Agent and the Arrangers and each of the entities identified on the cover page hereof as a Co-Syndication Agent or a Documentation Agent, each in its capacity as such.

“Agreement” means this Term Loan Agreement, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time.

“All-in Yield” means, with respect to any Indebtedness as of any date of determination, the sum of (i) the higher of (A) the Adjusted LIBO Rate on such date for a deposit in dollars with a maturity of one month and (B) the LIBOR Floor, if any, with respect thereto as of such date, (ii) the interest rate margins of such date, (with such interest rate margin and interest spreads to be determined by reference to the Adjusted LIBO Rate) and (iii) the amount of original issue discount and upfront fees thereon (converted to yield assuming a four-year average life and without any present value discount).

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1% and (iii) the sum of (a) the Adjusted LIBO Rate that would be payable on such day for a Eurodollar Borrowing with a one-month interest period plus (b) 1.00%; provided that in no event shall the Alternate Base Rate be less than 2.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (ii) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Amendment No. 1” means that certain Amendment No. 1 to Term Loan Agreement dated as of June 13, 2018 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 1.

“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act 2010 to the extent applicable, all other applicable anti-corruption laws, the Bank Secrecy Act to the extent applicable, the USA PATRIOT Act, and the applicable anti-money laundering statutes of jurisdictions where the Borrower and its Subsidiaries conduct business, and the rules and regulations (if any) thereunder enforced by any governmental agency.

“Anti-Terrorism Laws” has the meaning set forth in Section 3.15(a).

“Applicable Foreign Jurisdiction” has the meaning set forth in Section 5.10.

“Applicable Percentage” means, at any time with respect to any Lender, the percentage of the total Loans outstanding represented by such Lender’s Loans at such time; provided that if the Loans have been paid in full prior to determining such percentage, then the Applicable Percentage shall be determined as of the last date that any Loan was outstanding.

“Applicable Rate” means, for any day~~,~~ (i) ~~4.00~~3.50% per annum with respect to any Eurodollar Loan and (ii) ~~3.00~~2.50% per annum with respect to any ABR Loan.

“Applicable Reserve Requirement” means for any day as applied to a Eurodollar Borrowing, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means each of MSSF, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any of its designated affiliates), Barclays, Citigroup ~~and~~, Deutsche Bank Securities Inc., Goldman Sachs, HSBC Bank USA, N.A., JPMorgan, Royal Bank of Canada and SunTrust in its capacity as a joint lead arranger and a joint bookrunner~~, and each of JPMorgan and SunTrust, in its capacity as a joint bookrunner~~.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A-1 or any other form approved by the Administrative Agent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Auction Manager” has the meaning set forth in Section 2.19(a).

“Auction Notice” means an auction notice given by the Borrower in accordance with the Auction Procedures with respect to an Auction Purchase Offer.

“Auction Procedures” means the auction procedures with respect to Auction Purchase Offers set forth in Exhibit J hereto.

“Auction Purchase Offer” means an offer by the Borrower to purchase Loans of one or more Classes pursuant to modified Dutch auctions conducted in accordance with the Auction Procedures and otherwise in accordance with Section 2.19.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law or regulation for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Bankruptcy Event” means an Event of Default of the type described in Section 7.01(h), (i) or (j).

“Barclays” means Barclays Bank PLC.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America (or any successor).

“Borrower” means Uber Technologies, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that, for the avoidance of doubt, any obligations relating to a lease that was accounted for by such Person as an operating lease as of the Effective Date and any similar lease entered into after the Effective Date by such Person shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations.

“Cash Equivalents” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(b) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, a rating of at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that issues (or the parent of which issues) commercial paper rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(f) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such ~~Parent or~~ Foreign Subsidiary for cash management purposes; and

(g) investments permitted pursuant to Borrower’s (or Holdings’) investment policy as approved by the Board of Directors (or committee thereof) of the Borrower or Holdings, as applicable, from time to time.

“Cash Management Services” means any of (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e -payables services, (b) treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Certain Specified Indebtedness Cap” means, as of any date of determination, with respect to any proposed creation, incurrence or assumption of Specified Indebtedness (subject to Section 1.06), the greater of (x) $5.0 billion and (y) 2.5 times the Consolidated Adjusted EBITDA (calculated on a pro forma basis to reflect the creation, incurrence or assumption of such Specified Indebtedness) for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

“Change in Control” means (a) prior to an IPO, (x) the transfer, directly or indirectly, of beneficial ownership of a majority of the aggregate ordinary voting power of the Borrower on a fully diluted basis or (y) the consummation of a merger, amalgamation, plan of arrangement or other transaction or series of related transactions resulting in the combination of the Borrower with or into another entity, where the stockholders of the Borrower immediately prior to any such transaction(s) directly or indirectly do not continue to beneficially own at least 50% of the voting interest in the continuing or surviving entity on a fully diluted basis immediately following such transaction or series of related transactions; provided that a transaction of the type described in this clause (a) will not constitute a Change in Control if the principal purpose of the transaction is a bona fide equity financing transaction; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (a); (b) after an IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the SEC thereunder), of Equity Interests in the Public Company representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Public Company; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (b) so long as, if the Borrower was the Public Company immediately prior to such transaction, Holdings shall thereafter be the Public Company for purposes of this defined term; or (c) after the consummation of a Permitted Holdco Transaction, the failure of Holdings to own 100% of the aggregate ordinary voting power of the Borrower. The consummation of an IPO shall not constitute a Change in Control.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Charges” has the meaning set forth in Section 9.13.

“~~Citigroup~~Citi” means Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated herein.

“Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or Loans comprising such Borrowing, are Term Loans, any class of Incremental ~~Term~~ Loans or any class of Refinancing Term Loans.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all “Pledged Collateral” as defined in the U.S. Security Agreement and all other property and assets that are or are required to be pledged or granted as collateral pursuant to a Security Document (a) on the Effective Date or (b) thereafter pursuant to Section 5.10 or Section 5.11 or as otherwise required hereunder and, in each case, other than Excluded Collateral.

“Commitment” means, with respect to each Lender, such Lender’s Term Commitment, Incremental Commitment or Refinancing Commitment, as applicable.

“Commitments” means the Term Loan Commitments, the Incremental Commitments and the Refinancing Commitments (including the 2018 Refinancing Commitments). The aggregate amount of the Lenders’ Commitments on the Effective Date is $1,150,000,000.

“Communications” has the meaning set forth in Section 9.01(d).

“Competitor” has the meaning set forth in the definition of “Disqualified Institution.”

“Competitor Investor” has the meaning set forth in the definition of “Disqualified Institution.”

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income or gross profits (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans and loans under the Revolving Credit Facility), plus expenses associated with the equity component of, and any mark-to-market losses with respect to, Convertible Notes, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary charges or losses determined in accordance with GAAP, (f) non-cash stock option and other equity-based compensation expenses and payroll tax expense related to stock option and other equity-based compensation expenses, (g) any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any of its Restricted Subsidiaries for such period, including any write-down of intangibles (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period), including, for the avoidance of doubt, non-cash foreign currency translation losses and any unrealized losses in respect of Swap Agreements (including non-cash losses related to currency remeasurement of Indebtedness); provided, however that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated Adjusted EBITDA in the period when such payments are made, (h) transition, integration and similar fees, charges and expenses related to acquisitions or dispositions, (i) restructuring charges or reserves including write-downs and write-offs, including any one-time costs incurred in connection with acquisitions or dispositions and costs related to the closure, consolidation and integration of facilities, information technology infrastructure and legal entities, and severance and retention bonuses; (j) the amount of cost savings and synergies projected by the Borrower in good faith to be realized as a result of an acquisition not prohibited hereunder, in each case within the four consecutive fiscal quarters following the consummation of such acquisition (or following the consummation of the squeeze-out merger in the case of an acquisition structured as a two-step transaction), calculated as though such cost savings and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

synergies had been realized on the first day of such period and net of the amount of actual benefits received during such period from such acquisition; provided that (i) a duly completed certificate signed by a Responsible Officer shall be delivered to the Administrative Agent certifying that such cost savings and synergies are reasonably expected and factually supportable in the good faith judgment of the Borrower and (ii) no cost savings or synergies shall be added pursuant to this clause (j) to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, for such period (provided that. notwithstanding anything to the contrary, the amount that may be added back pursuant to clauses (h), (i), (j) and (l) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to such clauses (h), (i), (j) and (l))), (k) costs, expenses, settlements and charges related to, arising out of or made in connection with legal proceedings and regulatory matters (provided that the amount that may be added back pursuant to this clause (k) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to this clause (k)), (l) costs, fees, charges and losses in respect of discontinued operations, (m) adjustments relating to purchase price allocation accounting, and (n) fees and expenses directly related to the Transactions, the incurrence of any Specified Indebtedness permitted hereunder, the offering of any Equity Interests by the Borrower (or Holdings, as applicable) and any acquisition or disposition transactions, minus, to the extent included in the statement of such Consolidated Net Income for such period (and without duplication), the sum of (a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP, and (c) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), including for the avoidance of doubt non-cash foreign currency translation gains (including non-cash gains related to currency remeasurement of Indebtedness), mark-to-market gains in respect of Convertible Notes and unrealized gains in respect of Swap Agreements, all as determined on a consolidated basis.

“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in conformity with GAAP; provided that there shall be excluded (a) the income of any Person that is not a consolidated Restricted Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Borrower or, subject to clauses (b) and (c) below, any consolidated Restricted Subsidiary during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary of the Borrower to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Restricted Subsidiary is not permitted without any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Restricted Subsidiary, any agreement or other instrument binding upon such Restricted Subsidiary or any law applicable to such Restricted Subsidiary, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions have been legally and effectively waived, and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary that is not wholly-owned by the Borrower to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Restricted Subsidiary.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Convertible Notes” means debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or cash~~; provided that such debt securities do not have a scheduled maturity date any earlier than the date that is five years from the date of issuance~~.

“Credit Parties” has the meaning set forth in Section 9.12.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosure Letter” means the disclosure letter, dated as of the date hereof, as amended or supplemented from time to time pursuant to the terms of this Agreement.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, or (iii) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Latest Maturity Date applicable at the time of issuance thereof, except, in the case of clauses (i) and (ii), if as a result of a change of control, fundamental change or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control, fundamental change or asset sale event are subject to the prior expiration or termination of the Commitments, the payment in full of the principal of and interest on each Loan and all fees payable hereunder.

“Disqualified Institution” means, as of any date: (a) any person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date of the ~~Engagement Letter~~Amendment No.1 Effective Date and (b) at any time prior to or from time to time after the date of the ~~Engagement Letter~~Amendment No. 1 Effective Date, (i) any person that is a competitor of the Borrower and its Subsidiaries (taken as a whole) in their principal lines of business (as conducted as of the Amendment No. 1 Effective Date) that has been identified as a competitor by the Borrower and designated as a “Disqualified Institution” by written notice to the Administrative Agent (any such person referred to in this clause (b)(i), a “Competitor”), (ii) any person that is the beneficial owner of any debt or equity securities issued by any Competitor that has been identified by the Borrower in writing to the Administrative Agent from time to time and designated as a “Disqualified Institution” by written notice to the Administrative Agent and is reasonably acceptable to the Administrative Agent (any such person referred to in this clause (b)(ii), a “Competitor Investor”) and (iii) any affiliate of any Competitor or Competitor Investor that is (A) identified by the Borrower in writing to the Administrative Agent from time to time or (B) clearly identifiable on the basis of such affiliate’s name and, in the case of each of clauses (A) and (B), reasonably acceptable to the Administrative Agent; provided that at no time shall the number, in the aggregate, of Disqualified Institutions (excluding any Disqualified Institutions under clause (a) above) that are either (x) Competitor Investors designated under clause (ii) or (y) affiliates of Competitor Investors identified under clause (iii) exceed ten (10); provided, further, that any person that becomes a “Disqualified Institution” after the applicable trade date for an assignment or participation interest shall not apply to retroactively make such person a “Disqualified Institution” with respect to such assignment or participation interest or any previously acquired assignment of or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

participation interest in the Term Loans, but such person shall not be able to increase its interests (including participation interests) in, the Term Loans; provided, however, that, in each case, “Disqualified Institutions” shall exclude any person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time. Notwithstanding anything to the contrary set forth herein, no person who holds any Specified Indebtedness (including loans) or Equity Interests of the Borrower as of the date of the Engagement Letter shall be a Disqualified Institution for so long as such person shall hold such Specified Indebtedness or Equity Interests.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Restricted Subsidiary” means any Domestic Subsidiary that is a Restricted Subsidiary.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States, excluding (x) any such Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code and whose liabilities are less than 50% of the value of such equity interests and (y) any such Subsidiary that is owned (directly or indirectly) by a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Engagement Letter” means that certain Engagement Letter, dated as of June 28, 2016, by and among the Borrower and the Engagement Parties (as defined therein).

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the generation, use, handling, transportation, storage, treatment, disposal, management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation, reclamation or remediation, fines, penalties or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any Environmental Law, including compliance or noncompliance therewith, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Materials, (d) the presence, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests “ means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest; provided that Equity Interests shall not include any Convertible Notes.

“ERISA” means the ~~U.S.~~ Employee Retirement Income Security Act of 1974, as amended ~~from time to time~~, and the rules and regulations promulgated ~~and rulings issued~~ thereunder.

“ERISA Affiliate” means any person that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a single employer or otherwise aggregated with the Borrower or a Restricted Subsidiary under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means any one or more of the following: (a) any reportable event, as defined in Section 4043 of ERISA, with respect to a Plan, as to which the PBGC has not waived under subsection .22, .23, .25, .26, .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Regulation Section 4043 the requirement of Section 4043(a) of ERISA that it be notified of such event; (b) the termination of any Plan under Section 4041(c) of ERISA; (c) the institution of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (d) the failure to make a required contribution to any Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance; (e) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; or a determination that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (f) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Plan; (g) the complete or partial withdrawal of any Borrower, Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan which results in the imposition of Withdrawal Liability or the reorganization or insolvency under Title IV of ERISA of any Multiemployer Plan or (h) a determination that any Multiemployer Plan is in endangered or critical status under Section 432 of the Code or Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning set forth in Article 7.

“Excluded Collateral” means (a) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent- to-use trademark application under applicable federal law, (b) any commercial tort claims, (c) any Excluded IP, (d) any patent, trademark or copyright or license or application in respect thereof, in each case to the extent the grant of a security interest therein would violate or invalidate any license or other agreement with any person (other than the Borrower or any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Guarantor) relating to such patent, trademark or copyright or license or application in respect thereof or create a right of termination in favor of any other party thereto (other than the Borrower or any Guarantor) after giving effect to the applicable anti- assignment provisions of the Uniform Commercial Code (in each case to the extent the relevant limitation was in existence on the date hereof or, in the case of any patent, trademark or copyright or license or application in respect thereof that is created or acquired after the date hereof, on the date of creation or acquisition and not incurred in contemplation of the provisions of this paragraph) or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition, (e) Equity Interests issued by (i) any Excluded Subsidiary, (ii) any Immaterial Subsidiary ~~or~~, (iii) any Foreign Subsidiary that is not a Material Foreign Subsidiary or (iv) an entity described in clause (iii) of the definition of “Pledged Equity” in the U.S. Security Agreement to the extent such entity shall have consummated any third party financing with respect to any real estate owned by such entity that does not permit the Equity Interests of such entity to be pledged on the terms set forth in the U.S. Security Agreement and (f) voting Equity Interests issued by any Foreign Subsidiary in excess of 66% (or, in the case of Uber International C.V., 64%) thereof (or, solely in the case of this clause (f), such lesser percentage as is required (i) by applicable law, (ii) by the organizational documents of such Foreign Subsidiary as in effect on the Effective Date (or, in the case of any Foreign Subsidiary created or acquired after the Effective Date, at the time of such creation or acquisition and so long as the relevant limitation was not entered into in contemplation of the provisions of this definition) or (iii) to not result in material adverse tax consequences to the Borrower and its Subsidiaries); provided that notwithstanding anything herein to the contrary, properties or assets of the Borrower or a Guarantor shall not constitute Excluded Collateral to the extent they are pledged as collateral to secure any Incremental Loans, any Term Loan Agreement Refinancing Indebtedness or any other Secured Specified Indebtedness.

“Excluded IP” has the meaning assigned to such term in the U.S. Security Agreement.

“Excluded Subsidiary” means (a) any Unrestricted Subsidiary, (b) any Subsidiary that is prohibited by applicable law, rule or regulation or by any contractual obligation to which such Subsidiary is a party or by which it or any of its property or assets is bound from guaranteeing the Obligations; provided that any such agreement, instrument or other undertaking (i) is in existence on the Effective Date (or, with respect to a Subsidiary created or acquired after the Effective Date, as of the date of such creation or acquisition) and (ii) in the case of a Subsidiary created or acquired after the Effective Date, was not entered into in connection with, or in contemplation of, such acquisition or the provisions of this definition) and (c) any Subsidiary with respect to which guaranteeing the Obligations would require consent, approval, license or authorization from any Governmental Authority, unless such consent, approval, license or authorization has been obtained.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender: (a) Taxes imposed on (or measured by) its net income or gross profit, franchise Taxes, and branch profits Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender, any United States withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender becomes a party to this Agreement (other than pursuant to an assignment request of the Borrower under Section 2.16) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office or assignment, to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.14(a), (c) Taxes

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

attributable to Administrative Agent’s or such Lender’s failure to comply with Section 2.14(f) and (d) any U.S. withholding Taxes imposed under FATCA.

“Executive Order” has the meaning set forth in Section 3.15(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code or any published intergovernmental agreement and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, (15 U.S.C. §§ 78dd-1, et seq.) as amended.

“Federal Funds Effective Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System ~~arranged by federal funds brokers,~~ as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day or, if no such rate is so published on any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that if the relevant screen rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means that certain Fee Letter, dated as of June 28, 2016, by and among the Borrower and the Engagement Parties (as defined in the Engagement Letter).

“Financial Officer” means the chief financial officer, principal accounting officer, vice president of finance or corporate controller or most senior financial officer of the Borrower.

“First Lien Intercreditor Agreement” means (a) the Revolver Intercreditor Agreement and (b) any other First Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are pari passu with the Liens on the Collateral securing the Obligations, in form and substance reasonably satisfactory to the Administrative Agent (it being agreed that the form attached as Exhibit I shall be reasonably satisfactory to the Administrative Agent).

“Foreign Lender” means any Lender whose interest in any Obligation is treated for U.S. federal income tax purposes as owned by a Person that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America.

“Goldman Sachs” means Goldman Sachs Lending Partners LLC.

~~“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.~~

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, or customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities (other than to the extent that the primary obligations that are the subject of such indemnification obligation would be considered Indebtedness hereunder).

“Guarantor” means (a) any Material Domestic Subsidiary of the Borrower that has delivered a Guaranty or a joinder agreement to a Guaranty pursuant to Section 5.10 hereof and (b) upon the consummation of any Permitted Holdco Transaction and the delivery of a Holdings Guaranty pursuant to Section 5.11 by Holdings, Holdings.

“Guaranty” means a guaranty agreement in substantially the form of Exhibit E-1 hereto.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Holdings” shall have the meaning set forth in the definition of “Permitted Holdco Transaction”.

“Holdings Guaranty” means a guaranty agreement in substantially the form of Exhibit E-2 hereto.

“Immaterial Subsidiary” means, at any date of determination, any direct or indirect Domestic Subsidiary of the Borrower or, after a Permitted Holdco Transaction, Holdings, other than (a) any Excluded Subsidiary and (b) any Domestic Subsidiary that has been designated by the Borrower by written notice to the Administrative Agent as being a “Material Domestic Subsidiary” from time to time, at any date of determination, (i) whose total assets as of the most recent available quarterly or year-end financial statements do not exceed 5% of the Total Assets at such date and (ii) whose revenues for the most recently ended four-quarter period for which financial statements are available do not exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP; provided that (A) the total assets of all such Immaterial Subsidiaries as of the most recent available quarterly or year-end financial statements shall not exceed 30% of the Total Assets at such date and (B) the revenues of all such Immaterial Subsidiaries for the most recently ended four-quarter period for which financial statements are available shall not exceed 30% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Increased Amount Date” has the meaning set forth in Section 2.18(a).

“Incremental Available Amount “ means, for purposes of any Incremental Commitments on any date of determination, (a) $1,000,000,000, plus, (b) any additional or other amount, so long as, solely in this case of this clause (b) and subject to Section 1.06, the Borrower has provided the financial statements described in Section 5.01(e) as of and for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) and the Senior Secured Net Leverage Ratio does not exceed 2.50 to 1.00, determined on a pro forma basis after giving effect to such Incremental Commitments as of such Measurement Period and treating any Incremental Commitments or Specified Indebtedness consisting of a revolving credit facility incurred on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) as fully drawn; provided that Senior Secured Indebtedness shall be determined without taking into account any cash or Cash Equivalents constituting proceeds of any Loans made under any Incremental Commitments or Specified Indebtedness to be provided on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) that may otherwise reduce the amount of Senior Secured Indebtedness for purposes of determining the Senior Secured Net Leverage Ratio; provided, further, that subject to Section 1.06, the Incremental Available Amount shall not exceed an amount that would cause the principal amount of outstanding Secured Specified Indebtedness to exceed the amount permitted by Section 6.02(r).

“Incremental Commitments” has the meaning set forth in Section 2.18(a).

“Incremental Lender” has the meaning set forth in Section 2.18(a).

“Incremental Loan” has the meaning set forth in Section 2.18(b).

“Incremental Loan Maturity Date,” means, as to any Incremental Loan, the maturity date specified in the Joinder Agreement for such Incremental Loan.

“Indebtedness” of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above, and (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning set forth in Section 9.12(a).

“Intercreditor Agreement” means the Revolver Intercreditor Agreement, any First Lien Intercreditor Agreement or any Second Lien Intercreditor Agreement, and “Intercreditor Agreements” means each of the foregoing collectively.

“Interest Election Request” has the meaning set forth in Section 2.05(b).

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and (c) with respect to any Loan, the Maturity Date applicable to such Loan.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months or less than one month) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“IPO” means a bona fide underwritten sale to the public of common stock of the Public Company pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Borrower or any of its Subsidiaries, as the case may be) that is declared effective by the SEC.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreement” means a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent.

“JPMorgan” means JPMorgan Chase Bank, N.A.

“Junior Debt Prepayment” means making (or giving any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

prepayment or redemption as a result of any asset sale, change of control or similar event of, any Indebtedness (other than Indebtedness among the Borrower and its Subsidiaries) outstanding under any Convertible Notes or any Subordinated Indebtedness.

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time.

“Lenders” means the Persons listed on Schedule 2.01, any Additional Lender (including any 2018 Refinancing Term Lender) and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“LIBOR Floor” means ~~1.00~~0.00%.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Limited Conditionality Acquisition” means any acquisition whose consummation is not conditioned on (a) the availability of, or on obtaining, third party financing, (b) the receipt of proceeds of any investment or (c) the redemption or repayment of indebtedness requiring irrevocable notice in advance of such redemption or repayment.

“Liquidity” means, as of any date of determination, the mean average of the sum of the following amounts as of the last Business Day of each calendar month (each, a “Monthly Measurement Date”) during the preceding fiscal quarter of the Borrower: (x) consolidated cash and Cash Equivalents of Borrower and its Subsidiaries as of such Monthly Measurement Date (including cash and Cash Equivalents of Unrestricted Subsidiaries, but excluding cash or Cash Equivalents that (i) would appear (or would be required to appear) as “restricted” on the consolidated balance sheet of Borrower or (ii) are subject to any Lien as of such Monthly Measurement Date, other than non-consensual Liens arising by operation of law or Liens permitted under Section 6.02(k)), plus (y) the Revolving Commitments (as defined in the Revolving Credit Agreement) in effect under the Revolving Credit Agreement as of such Monthly Measurement Date, minus (z) the Aggregate Total Exposure (as defined in the Revolving Credit Agreement) as of such Monthly Measurement Date.

“Loan Documents” means this Agreement (including any amendment hereto or waiver hereunder (including Amendment No. 1)), the Notes (if any), the Security Documents, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreements, any Joinder Agreement, any Refinancing Amendment, any Guaranty, any instrument of joinder to any Guaranty delivered pursuant to Section 5.10, any Holdings Guaranty, the Fee Letter and any other agreement, instrument or document executed after the date hereof and designated by its terms as a Loan Document.

“Loan Parties” means the Borrower and the Guarantors.

“Loans” means the Term Loans, Incremental Loans or Refinancing Term Loans, as applicable.

“Material Adverse Effect” means a material adverse effect on (a) the business, property, financial condition or results of operations of the Borrower and the Restricted Subsidiaries taken as a whole, or (b) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or any Security Document (other than due to the action or inaction of the Agents or the Lenders).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Material Domestic Subsidiary” means a wholly-owned Domestic Subsidiary that is not an Immaterial Subsidiary or an Excluded Subsidiary.

“Material Foreign Subsidiary” means any Foreign Subsidiary that is a direct Subsidiary of the Borrower or any Guarantor (i) whose total assets (together with those of its consolidated subsidiaries) as of the most recent available quarterly or year-end financial statements exceed 5% of the Total Assets at such date and (ii) whose revenues (together with those of its consolidated subsidiaries) for the most recently ended four-quarter period for which financial statements are available exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Indebtedness” means Indebtedness (other than any Indebtedness under the Loan Documents and other than Indebtedness among Holdings, the Borrower and their Subsidiaries), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings, the Borrower and its Restricted Subsidiaries in a principal amount exceeding $150,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means (i) with respect to the Term Loans, the Term Loan Maturity Date, (ii), with respect to any Incremental Loans, the Incremental Loan Maturity Date applicable thereto and (iii) with respect to any Refinancing Term Loans, the Refinancing Term Loan Maturity Date applicable thereto.

“Maximum Rate” has the meaning set forth in Section 9.13.

“Measurement Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ended on such date.

“Monthly Measurement Date” has the meaning set forth in the definition of “Liquidity”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“MSSF” means Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or could be an obligation to contribute of) the Borrower or a Restricted Subsidiary or an ERISA Affiliate, and each such plan for the five- year period immediately following the latest date on which the Borrower, or a Restricted Subsidiary or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.02 and (ii) has been approved by the Required Lenders.

“Non-Public Information” means information that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Non-U.S. Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Borrower or one or more Restricted Subsidiaries primarily for the benefit of employees of the Borrower or such Restricted Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Non-U.S. Pledge Agreement” means any pledge agreement governed by the laws of a jurisdiction other than the United States in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest (subject to Permitted Liens) to the Administrative Agent for the benefit of the Secured Parties in the Collateral consisting of the Equity Interests of a Material Foreign Subsidiary (other than Excluded Collateral), which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Note” has the meaning set forth in Section 2.07(e).

“Obligations” means all amounts owing by any Loan Party to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Borrower or any of its Subsidiaries, whether or not allowed in such case or proceeding) and any and all other amounts owed by any Loan Party under the Loan Documents, including in favor of and amounts owed to Indemnitees.

“Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such Administrative Agent, Lender or other recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Administrative Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes “ means any and all present or future stamp, court or documentary taxes or any other excise, property, intangible, recording, filing or similar Taxes which arise from any payment made, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement and the other Loan Documents; excluding, however, such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than such taxes imposed with respect to an assignment that occurs as a result of the Borrower’s request pursuant to Section 2.16(b)).

“Participant” has the meaning set forth in Section 9.04(c)(i).

“Participant Register” has the meaning set forth in Section 9.04(c)(iii).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” means any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA and is maintained in whole or in part by the Borrower, any Restricted

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Subsidiary or any ERISA Affiliate or with respect to which any of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has actual or contingent liability.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes, assessments or governmental charges or levies that are not yet delinquent or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s, supplier’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in good faith;

(c) pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or employment laws or to secure other public, statutory or regulatory obligations and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of ~~any Loan Party~~Holdings, Borrower or any ~~Restricted~~ Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (c)(i) above;

(d) pledges and deposits (i) to secure the performance of bids, trade and commercial contracts (including insurance contracts), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of ~~Parent~~Holdings, Borrower or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (d)(i) above;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k) and Liens securing appeal or surety bonds related to such judgments;

(f) easements, zoning restrictions, rights-of-way, building ordinances, encroachments, title defects and other irregularities, governmental restrictions on the use of property or conduct of business and Liens in favor of Governmental Authorities and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Restricted Subsidiary; and

(g) Uniform Commercial Code financing statements filed (or similar filings under applicable law) solely as a precautionary measure in connection with operating leases.

“Permitted Holdco Transaction” means a transaction or series of related transactions that cause 100% of the Equity Interests in Borrower to be held by a newly-formed entity (“Holdings”); provided that (a) Holdings shall be organized under the laws of any political subdivision of the United States and shall have complied with Section 5.11 and (b) but for such Permitted Holdco Transaction, no Change in Control shall have occurred under clauses (a)(y) of the definition thereof (based on the ownership of the Borrower prior to such transaction as compared to the ownership of Holdings after giving effect to such Transaction), clause (b) of the definition thereof (based on the Holdings being the Public Company) or clause (c) of the definition thereof.

“Permitted Liens” means any Liens permitted pursuant to Section 6.02.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA maintained or contributed to by the Borrower, a Restricted Subsidiary or any ERISA Affiliate or to which the Borrower, a Restricted Subsidiary or an ERISA Affiliate has or could have an obligation to contribute, and each such plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA for the five-year period immediately following the latest date on which the Borrower, a Restricted Subsidiary or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Section 4069 of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

“Platform” has the meaning set forth in Section 9.01(d).

“Prime Rate” means the rate of interest the rate of interest published by the Wall Street Journal, from time to time, as the prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Principal Office” means the office of the Administrative Agent as set forth in Section 9.01(a), or such other office or office of a third party or sub-agent, as appropriate, as the Administrative Agent may from time to time designate to Borrower and each Lender upon two Business Days’ written notice.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company” means, after the IPO, the Person that shall have issued Equity Interests pursuant to such IPO (such person being either the Borrower or any direct parent company of the Borrower).

“Public Lenders” means Lenders that do not wish to receive material non-public information with respect to the Borrower, the Subsidiaries or its or their securities.

“Purchase Money Indebtedness” means Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital asset to the extent incurred prior to or within 270 days following such acquisition, construction or improvement.

“Purchasing Borrower Party” means Holdings, the Borrower or any Subsidiary.

“Qualified Equity Interests” means Equity Interests other than Disqualified Equity Interests.

~~“Qualifying IPO” means an IPO in which the Borrower or Holdings, as applicable, raises at least $200,000,000 of gross primary proceeds and the total gross proceeds including secondary sales are at least $500,000,000.~~

“~~Register~~Refinanced Debt” has the meaning ~~set forth in Section 9.04(b)(iv).~~ provided in the definition of “Term Loan Agreement Refinancing Indebtedness.”

“Refinancing Commitment” means the commitment of each Lender, pursuant to Section 2.21 to make a Refinancing Term Loan to the Borrower (including the 2018 Refinancing Commitments).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and each Lender, in each case that agrees to provide any portion of the Term Loan Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.19; provided that Amendment No. 1 constitutes a Refinancing Amendment.

“Refinancing Indebtedness” means refinancings, extensions, renewals, or replacements of Indebtedness so long as such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount equal to premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements and by the amount of unfunded commitments with respect thereto.

~~“Refinanced Debt” has the meaning provided in the definition of “Term Loan Agreement Refinancing Indebtedness.”~~

~~“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and each Lender, in each case that agrees to provide any portion of the Term Loan Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.19.~~

“Refinancing Notes” means any Term Loan Agreement Refinancing Indebtedness in the form of one or more series of senior, mezzanine or subordinated secured or unsecured notes and any Registered Equivalent Notes issued in exchange therefor.

“Refinancing Term Facility” means each tranche of Loans made available to the Borrower pursuant to a Class of Refinancing Term Loan Commitments.

“Refinancing Term Loan Commitments” means each Class of Commitments hereunder that results from a Refinancing Amendment (including the 2018 Refinancing Commitments pursuant to Amendment No. 1).

“Refinancing Term Loan Maturity Date” means, as to any Refinancing Term Loan, the maturity date specified in the Refinancing Amendment for such Refinancing Term Loan. The Refinancing Term Loan Maturity Date applicable to the 2018 Refinancing Term Loans is July 13, 2023.

“Refinancing Term Loans” means one or more Classes of Loans that result from a Refinancing Amendment (including the 2018 Refinancing Term Loans pursuant to Amendment No. 1).

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Representatives” has the meaning set forth in Section 9.12.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Repricing Transaction” means, the refinancing or repricing by the Borrower of all or any portion of the Term Loans (a) with the proceeds of any term loans incurred by the Borrower or any Guarantor or (b) in connection with any amendment to the Loan Documents, in either case, (i) having or resulting in an All-in Yield (calculated in a customary manner but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new, replacement or amended loans) as of the date of such refinancing or repricing that is (and not by virtue of any fluctuation in any “base” rate) less than the All-in Yield applicable to the Term Loans as of the date of such refinancing or repricing and (ii) in the case of a refinancing of the Term Loans, the proceeds of which are used to repay, in whole or in part, the principal of outstanding Term Loans.

“Required Lenders” means, at any time, Lenders holding more than 50% of the aggregate outstanding principal amount of the Loans at such time.

“Responsible Officer” means any of the President, Chief Executive Officer, Senior Vice President and the most senior financial officer from time to time of the applicable Loan Party, or any person designated by any such Loan Party in writing to the Administrative Agent from time to time, acting singly.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower. For the avoidance of doubt, the receipt or acceptance by the Borrower or any Restricted Subsidiary of the return of Equity Interests issued by the Borrower or any Restricted Subsidiary to the seller of a Person, business or division as consideration for the purchase of such Person, business or division, which return is in settlement of indemnification claims owed by such seller in connection with such acquisition, shall not be deemed to be a Restricted Payment. For the avoidance of doubt, (a) the conversion of, or payment for (including, without limitation, payments of principal and payments upon redemption or repurchase), or paying any interest with respect to, any Convertible Notes, and (b) any intercompany investments, intercompany Indebtedness, intercompany accounts payable and receivable, transfer pricing arrangements and any other intercompany payments shall not constitute a Restricted Payment.

“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.

“Revolver Agent” means MSSF, as administrative agent under the Revolving Credit Facility, and any successors thereto.

“Revolver Intercreditor Agreement” means that certain First Lien/First Lien Intercreditor Agreement, dated as of the Effective Date, among the Administrative Agent, the Revolver Agent and the Loan Parties, substantially in the form of Exhibit I, as the same may be amended, restated, supplemented or otherwise modified from time to time, or any other intercreditor agreement among the Revolver Agent, the Administrative Agent, any other Senior Representatives for holders of Indebtedness, if applicable, and the Loan Parties on terms that are not less favorable in any material respect to the Secured Parties and the Borrower than those contained in the form attached as Exhibit I.

“Revolving Credit Agreement” means the Revolving Credit Agreement dated as of June 26, 2015 among Borrower, the lenders from time to time party thereto, the issuing banks from time to time party thereto, and the Revolver Agent, as amended, supplemented or otherwise modified, refinanced or replaced from time to time.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Revolving Credit Facility” means that revolving credit facility provided pursuant to the Revolving Credit Agreement.

“S&P” means ~~Standard & Poor’s~~S&P Global Ratings ~~Services or any successor thereto~~, a division of S&P Global, Inc.

~~“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.~~

“Sanctioned Country” means, at any time, (a) a country, region or territory which is the subject or target of comprehensive Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region of the Ukraine), (b) an agency of the government of a country, region or territory described in clause (a), or (c) an organization directly or indirectly controlled by a country, region or territory described in clause (a) or its government.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, by the U.S. Department of State or by the United Nations Security Council, the European Union ~~or~~, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a country, region or territory which is the subject or target of comprehensive Sanctions, or (c) any Person owned 50% or more or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Lien Intercreditor Agreement” means a Second Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are junior to the Liens on the Collateral securing the Obligations, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent, sub-agent or attorney-in-fact appointed by the Administrative Agent pursuant to Section 8.01 with respect to matters relating to any Security Document and any other holder of an Obligation from time to time.

“Secured Specified Indebtedness” means Specified Indebtedness that is (i) incurred by the Borrower and/or one or more of the Guarantors and (ii) secured by Liens on the Collateral (and not on any other properties or assets of the Borrower or any Guarantor, unless such other properties or assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis and become “Collateral” as defined herein for so long as such Specified Indebtedness is so secured).

“Security Agreements” means the U.S. Security Agreement and any Non-U.S. Pledge Agreement, collectively.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Security Documents” means the Security Agreements and each other agreement or writing pursuant to which any Loan Party pledges or grants or purports to pledge or grant a Lien in any property or asset to secure its Obligations.

“Senior Representative” means, with respect to any series of Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Indebtedness” means (a) the aggregate principal amount of Specified Indebtedness of the Borrower and its Restricted Subsidiaries that is secured by Liens on the properties or assets of the Borrower and/or one of more of its Restricted Subsidiaries (other than any such Specified Indebtedness that is expressly subordinated in right of payment to the Obligations pursuant to a written agreement), as determined on a consolidated basis, minus (b) up to $500,000,000 of Unrestricted cash and Cash Equivalents on the balance sheet of the Borrower and its Restricted Subsidiaries as of such date.

“Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Senior Secured Indebtedness on such date to (b) Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

“Solvent” means, with respect to the Borrower and its Restricted Subsidiaries on a particular date, that on such date (a) the fair value of the present assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the present fair saleable value of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (c) the Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to, and do not believe that they will, incur debts or liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business and (d) the Borrower and its Restricted Subsidiaries, taken as a whole, are not engaged in business or a transaction, and are not about to engage in business or a transaction, in relation to which their property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Event of Default” means an Event of Default of the type described in Section 7.01(a) or (b) or, with respect to the Borrower or Holdings, a Bankruptcy Event.

“Specified Indebtedness” means (i) indebtedness for borrowed money (including, for the avoidance of doubt, the Loans ~~and~~, any outstanding Loans (as defined in the Revolving Credit Agreement) and any outstanding Loans (as defined in the 2018 Term Loan Agreement)), (ii) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and excluding payroll liabilities, deferred compensation obligations, purchase price adjustments, royalties and earn-outs and other contingent or deferred payments of a similar nature in connection with any strategic transaction), (iii) obligations evidenced by notes, bonds, debentures and similar instruments, (iv) all obligations, contingent or otherwise, as an account party or applicant under or in respect of bankers acceptances or letters of credit, (v) Capital Lease Obligations, (vi) Purchase Money

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Indebtedness and (vii) Guarantees of indebtedness of the type referred to in clauses (i) through (vi); provided that Specified Indebtedness shall exclude Indebtedness among the Borrower and its Subsidiaries.

“Subordinated Indebtedness” means Specified Indebtedness under clauses (i) and (iii) of the definition thereof of the Borrower or any Restricted Subsidiary that is by its terms subordinated in right of payment to the Obligations of the Borrower or such Restricted Subsidiary, secured by Liens that rank junior to the Liens securing the Obligations or is unsecured (but excluding any Indebtedness in respect of Cash Management Services or otherwise of a revolving nature).

“Subsidiary” means any subsidiary of the Borrower, or, after a Permitted ~~Holding~~Holdco Transaction, Holdings.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.

“SunTrust” means SunTrust ~~Bank~~Robinson Humphrey, Inc.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder on the Effective Date in the amount set forth on Schedule 2.01 hereto.

“Term Loan Agreement Refinancing Indebtedness” means any Specified Indebtedness issued, incurred or otherwise assumed to ~~Refinance~~refinance, in whole or part, any Loans or any Term Loan Agreement Refinancing Indebtedness (the “Refinanced Debt”); provided that (i) any Refinancing Term Facility or Refinancing Notes shall not be in a principal amount that exceeds the amount of Refinanced Debt so refinanced, plus fees, expenses, commissions, underwriting discounts and premiums payable in connection therewith (and, in any event, the incurrence of any Term Loan Agreement Refinancing Indebtedness shall not cause the Secured Specified Indebtedness to exceed the amount then permitted to be incurred pursuant to Section 6.02(r)), (ii) such Indebtedness (if secured and not obtained pursuant to a Refinancing Amendment) shall be subject to a First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement, as applicable, (iii) such Indebtedness does not have a final maturity date prior to

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the maturity date of, or have a shorter Weighted Average Life to Maturity than, the Refinanced Debt, (iv) none of the Restricted Subsidiaries is a borrower or guarantor with respect to any Refinancing Notes unless such Restricted Subsidiary is a Guarantor or shall substantially concurrently with the issuance of such Refinancing Notes become a Guarantor, (v) such Indebtedness is not secured by any assets not constituting Collateral unless such assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis and (vi) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms, covenants applicable only to periods after the Term Loan Maturity Date and, in the case of any Refinancing Notes, provisions requiring customary asset sale, fundamental change and change of control repurchase offers and net share conversion settlement provisions in the case of convertible or exchangeable debt securities) are substantially identical to, or no more favorable to the lenders or investors, taken as a whole, providing such Indebtedness, as applicable, than, those contained in this Agreement, unless the Lenders receive the benefit of such terms or conditions through their addition to this Agreement or such terms apply solely after the Latest Maturity Date (provided that a certificate of a responsible officer of the Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, providing a reasonably detailed description of the material terms and conditions thereof or drafts of the documentation relating thereto, and evidence reasonably satisfactory to the Administrative Agent that the Board of Directors of the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (vi) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

“Term Loan Maturity Date” means July 13, 2023.

“Term Loans” means the loans made by the Lenders to the Borrower pursuant to Section 2.01 (including the 2018 Refinancing Term Loans).

“Total Assets” means the total assets of the Borrower and its Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 5.01(a) or (b).

“Trade Date” has the meaning set forth in Section 9.04(b)(ii)(F).

“Transactions” means the execution, delivery and performance by the Loan Parties of each Loan Document to which it is a party and the borrowing of Loans.

“Type” means, when used in reference to any Loan or Borrowing, whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unrestricted “ means, when referring to cash or Cash Equivalents, that such cash or Cash Equivalents (a) do not appear (or would be required to appear) as “restricted” on the consolidated balance sheet of the Borrower, (b) are not subject to any Lien, other than non-consensual Liens arising by

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

operation of law or Liens permitted under Section 6.02(k) hereof and (c) are otherwise generally available for use by the Borrower or any Restricted Subsidiary.

“Unrestricted Subsidiaries” means, collectively, (a) UFS, Inc. and its subsidiaries, (b) Aleka Insurance, Inc., (c) Neben, LLC and its subsidiaries, (d) Apparate International C.V. and its subsidiaries, (e) Rennpferd, LLC and its subsidiaries, (f) Lion City ~~Rentals~~Holdings Pte. Ltd. and its subsidiaries (including, without limitation, Lion City Rentals Pte. Ltd.), (g) Anderes, LLC and its subsidiaries, (h) captive financing entities and their respective subsidiaries, (i) any entities for which the sole purpose is to own or develop real estate (including ARE-San Francisco No. 49, LLC), (j) each Foreign Subsidiary organized in China, India or any jurisdiction of China or India and (k) each Foreign Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries described in clause (j) of this definition; provided that, so long as no Default or Event of Default has occurred and is continuing or shall result therefrom, the Borrower shall be permitted to designate any such Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Administrative Agent specifying that such Unrestricted Subsidiary shall be deemed a Restricted Subsidiary effective as of the date of such written notice. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

~~“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.~~

“U.S.” and “United States” means the United States of America.

~~“USCO” means the United States Copyright Office.~~

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

~~“USPTO” means the United States Patent and Trademark Office.~~

“U.S. Security Agreement” means any pledge and security agreement governed by New York law executed by the Loan Parties party thereto in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest in the Collateral (subject to Permitted Liens) to the Administrative Agent for the benefit of the Secured Parties, which shall be substantially in the form attached as Exhibit K.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (B) the number of years (calculated to the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) except as otherwise specified with respect to the schedules to the Disclosure Letter, all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision shall have been amended to account for any such change following good faith negotiations between the Borrower and the Administrative Agent. Notwithstanding the foregoing, all financial covenants contained herein shall be calculated (1) without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (ASC 825) (or any similar accounting

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principle) permitting or requiring a Person to value its financial liabilities or Indebtedness at the fair value thereof and (2) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05 Permitted Holdco Transaction. Upon the consummation of any Permitted Holdco Transaction, (a) the references in the definitions of “Certain Specified Indebtedness Cap”, “Consolidated Adjusted EBITDA”, “Consolidated Net Income”, “Secured Specified Indebtedness”, “Senior Secured Indebtedness”, “Senior Secured Net Leverage Ratio” and “Total Assets” (and, in each case, the component definitions thereof) (i) to the Borrower shall be deemed to refer to Holdings, (ii) to the Borrower and its Subsidiaries shall be deemed to refer to Holdings and its Subsidiaries and (iii) to the Borrower and its Restricted Subsidiaries and shall be deemed to refer to Holdings, the Borrower and its Restricted Subsidiaries, (b) the references to financial statements of the Borrower (including, without limitation, in the definitions referred to in clause (a) of this Section and in Section 5.01) shall be deemed to refer to the financial statements of Holdings, and (c) references to “Borrower” in Sections 6.01, 6.02 and 6.03 shall be deemed to refer to “Holdings”.

Section 1.06 Limited Conditionality Acquisitions. In the event that the Borrower has elected to treat any proposed acquisition as a Limited Conditionality Acquisition, any condition to incurring Liens and Indebtedness (including, for the avoidance of doubt, Incremental Loans) in connection with such Limited Conditionality Acquisition (including any condition relating to pro forma compliance with any financial covenants or the delivery of financial statements or no Default or Event of Default) shall be determined solely as of the date that the definitive documentation relating to such Limited Conditionality Acquisition is entered into by Holdings, the Borrower or any Subsidiary; provided that if the Borrower has made such an election, in connection with the calculation of any ratio or basket with respect to the incurrence of any Indebtedness (including any Incremental Loans and Incremental Commitments) or Liens on or following such date and prior to the earlier of the date on which such Limited Conditionality Acquisition is consummated or the definitive agreement for such Limited Conditionality Acquisition is terminated, any such ratio shall be calculated on a pro forma basis assuming such Limited Conditionality Acquisition and other pro forma events in connection therewith (including any incurrence of Liens and Indebtedness) have been consummated.

The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Conditionality Acquisitions such that each of the possible scenarios is separately tested.

Section 1.07 Basket Amounts and Application of Multiple Relevant Provisions Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any affirmative, negative or other covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Loan Party and its Subsidiaries without limitation for any purpose not prohibited hereby, and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents. For purposes of determining compliance with Sections 6.01 and 6.02 in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Section 6.01 or any Lien meets the criteria of one or more of the categories of Permitted Liens, the Borrower may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such item of Indebtedness (or any portion thereof) and/or Liens in any manner

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that complies with Sections 6.01 and 6.02 and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) and/or Liens in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) and/or Liens shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Indebtedness or Liens, as applicable, that may be incurred pursuant to any other clause.

ARTICLE 2

THE CREDITS

Section 2.01 Term Commitments.

(a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans in dollars to the Borrower on the Effective Date in an aggregate principal amount equal to such Lender’s Term Commitment. Amounts paid or repaid in respect of Loans may not be reborrowed. Subject to the terms and conditions set forth herein, each 2018 Refinancing Term Lender severally agrees to make Loans in dollars to the Borrower on the Amendment No. 1 Effective Date in an aggregate principal amount equal to such 2018 Refinancing Term Lender’s 2018 Refinancing Commitment. Amounts paid or repaid in respect of Loans may not be reborrowed.

Section 2.02 Term Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the Loans constituting such Borrowing.

Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone, telecopy or other electronic transmission (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m. (New York City time) three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, either (i) not later than 1:00 p.m. (New York City time), one Business Day prior to the date of the proposed Borrowing, or (ii) not later than 12:00 p.m. (New York City time) on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B attached hereto and signed by the

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Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Except as otherwise provided herein, a Borrowing Request for a Eurodollar Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a borrowing in accordance therewith. As soon as practicable after 10:00 a.m., New York City time, on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Borrowing for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

Section 2.04 Funding of Borrowings. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m. (New York City time) to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account or accounts designated by the Borrower in the applicable Borrowing Request.

Section 2.05 Interest Elections. (a) Each Borrowing of Loans initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. Subject to the limitation set forth in Section 2.02(c), the Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated among the Lenders holding the Loans comprising such Borrowing in accordance with their respective Applicable Percentages, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic transmission

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to the Administrative Agent of a written request (an “Interest Election Request”) in substantially the form of Exhibit C attached hereto and signed by the Borrower.

(c) Each ~~telephonic and~~ written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. Except as otherwise provided herein, an Interest Election Request for conversion to, or continuation of, any Eurodollar Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06 Termination of Term Commitments. Unless previously terminated, each Lender’s Term Commitment shall automatically and permanently terminate on the Effective Date (after giving effect to the making of the Term Loans on such date).

Section 2.07 Amortization; Repayment of Term Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender, on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter ending after the Effective Date, an amount equal to one quarter of a percent (0.25%) of the original principal amount of the Term Loans made on the Effective Date, (as adjusted from time to time pursuant to Section 2.08(d)), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all

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remaining principal of the Term Loans made on the Effective Date shall be due and payable by the Borrower on the Term Loan Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note (each such promissory note being called a “Note” and all such promissory notes being collectively called the “Notes”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form of Exhibit D-1 attached hereto. Thereafter, the Term Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.08 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the requirements of Section 2.13), subject to prior notice in accordance with paragraph (b) of this Section; provided that any such partial prepayment shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. Notwithstanding the foregoing provisions of this Section 2.08 or anything in this Agreement or any other Loan Document to the contrary, if a Repricing Transaction is consummated prior to the date that is six (6) months after the Amendment No.1 Effective Date, the Borrower agrees to pay to the Administrative Agent for the ratable account of each applicable Lender, on the date of effectiveness of such Repricing Transaction, a premium equal to 1.00% of the principal amount of the Term Loans prepaid in connection with such Repricing Event or, in the case of any amendment, 1.00% of the principal amount of the relevant Term Loans outstanding immediately prior to (and subject to) such amendment (including the principal amount of any Term Loans of any Non—Consenting Lender that is required to be assigned in accordance with Section 2.16(b) in connection with such amendment). In the event of any voluntary prepayment pursuant to this Section 2.08, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.08(b).

(b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy, other electronic transmission or delivery of written notice), telecopy or other electronic transmission of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business

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Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of optional prepayment may state that such notice is conditional upon the consummation of an acquisition or sale transaction or upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness, in which case such notice of prepayment may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied; provided, further, notwithstanding anything to the contrary contained herein, Borrower shall remain liable for any fees loss, cost or expense of any failure to prepay (whether or not such condition is satisfied) in accordance with Section 2.13. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

(c) Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and any costs incurred as contemplated by Section 2.13.

(d) Any prepayment of any Loan pursuant to this Section 2.08 shall be applied as specified by the Borrower in the applicable notice of prepayment.

Section 2.09 Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times agreed upon between the Borrower and the Administrative Agent in the Fee Letter.

(b) The Borrower agrees to pay to the Engagement Parties (as defined in the Engagement Letter), for their own accounts, the fees payable in the amounts and at the times agreed upon between the Borrower and such Engagement Parties in the Fee Letter.

(c) The Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender, an upfront fee in an amount equal to 2.00% of the aggregate principal amount of the Term Loans funded on the Effective Date, which upfront fee shall be due and payable on the Effective Date and may take the form of original issue discount.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the parties specified herein. Fees paid shall not be refundable under any circumstances.

Section 2.10 Interest. (a) The Term Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Term Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) [Reserved].

(d) Notwithstanding the foregoing, upon the occurrence and during the continuance of a Specified Event of Default and, at the request of Required Lenders, any other Event of Default, all overdue amounts outstanding hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other overdue amount, 2% plus the rate applicable to ABR Loans of the relevant Class of Loans as provided in paragraph (a) of this Section.

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(e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent and such determination shall be conclusive absent manifest error.

Section 2.11 Alternate Rate of Interest; Illegality. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b) If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Effective Date that it is unlawful, for such Lender or its applicable lending office to make or maintain any Eurodollar Borrowing, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue any Eurodollar Borrowing or to convert ABR Borrowings to Eurodollar Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), either convert all Eurodollar Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.13 in connection with such payment). Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be disadvantageous to it.

Section 2.12 Increased Costs. (a) If any Change in Law shall:

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(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) subject the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments hereunder or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity requirements), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its respective holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefore; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive (or has retroactive effect), then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.13 Break Funding Payments. In the event of (a) the payment or prepayment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then,

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in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.14 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall make such deduction or withholding and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after making such deduction or withholding for Indemnified Taxes (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made.

(b) In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes.

(c) The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 10 days after demand therefore, for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender, as the case may be, or required to be withheld or deducted from any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, as long as the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender, if it is legally entitled to do so, shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be required by law or requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter as required by law or upon the reasonable request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(a) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) executed originals of IRS Form W-8ECI;

(c) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable; or

(d) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W8BEN-E or IRS Form W-8BEN, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of such direct or indirect partner or partners;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the applicable Loan Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such applicable Loan Party, upon the request of such Lender or the Administrative Agent, as applicable, shall repay to such Lender or the Administrative Agent, as the case may be, the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender or the Administrative Agent, as applicable, is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will a Lender or the Administrative Agent be required to pay any amount to a Loan Party pursuant to this paragraph (g), the payment of which would place the Lender or the Administrative Agent, as applicable, in a less favorable net after-Tax position than the Lender or the Administrative Agent, as the case may be, would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any Lender or the Administrative Agent to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Loan Party or any other Person.

(h) Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.15 Payments Generally; Pro Rata Treatment; Sharing of Set-Off. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Sections 2.12, 2.13 or 2.14, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office and except that payments pursuant to Sections 2.12, 2.13 or 2.14 and Section 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment or performance hereunder shall be due on a day that is not a Business Day, the date for payment or performance shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) (i) Each payment by the Borrower of interest in respect of the Loans of any Class shall be applied to the amounts of such obligations owing to the Lenders of such Class pro rata according to the respective amounts then due and owing to such Lenders, and (ii) each payment on account of principal of the Loans in respect of any Class of Loans shall be allocated among the Lenders of such Class pro rata based on the principal amount of the Loans of such Class held by such Lenders.

(c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(d) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or paragraph (d) of this Section, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender, as the case may be, to satisfy such Lender’s, as applicable, obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.16 Mitigation Obligations; Replacement of Lenders. (a) Before any Lender requests compensation under Section 2.12 or requires the Borrower to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) If (i) any Lender requests compensation under Section 2.12, (ii) the Borrower is required to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, (iii) any Lender gives notice pursuant to Section 2.11(b), or (iv) any Lender is a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.14) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee (to the extent of such outstanding principal and accrued interest and fees so assigned) or the Borrower (in the case of all other amounts so assigned), (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments or, in the case of an assignment resulting from notice pursuant to Section 2.11(b), such assignment will eliminate the need for such notice, (iii) such assignment does not conflict with applicable law, and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to, or shall consent to, the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c) Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.16.

Section 2.17 [Reserved].

Section 2.18 Incremental Facility.

(a) The Borrower may by written notice to the Administrative Agent elect to request, prior to the Latest Maturity Date, the establishment of one or more commitments (each, an “Incremental Commitment”) to make additional Loans (each an “Incremental Loan”), by an aggregate amount for all Incremental Commitments not in excess of the Incremental Available Amount (subject to Section 1.06, determined as of the date of effectiveness of such Incremental Commitments) and not less than $25,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent or that shall constitute the remaining amount of Incremental Commitments permitted to be incurred pursuant to this Section 2.18 at such time), and integral multiples of $25,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the Incremental Commitments shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) after the date on which such notice is delivered to the Administrative Agent and which may be contingent upon the closing of an acquisition or other transaction and (B) the identity of each Lender or Additional Lender, (each, an “Incremental Lender”), to whom Borrower proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations (it being understood that the identity of such Lenders or other Persons may be amended after the date of such notice so long as the approval requirements, if any, are satisfied); provided that any Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide an Incremental Commitment. Such Incremental Commitments shall become effective as of such Increased Amount Date;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

provided that, subject to Section 1.06 (except as set forth in the parenthetical proviso to clause (1) below), (1) on such Increased Amount Date, each of the conditions set forth in paragraphs (l) and (m) of Section 4.01 (with references therein to the “Effective Date” being deemed to refer instead to such Increased Amount Date and, in the case of paragraph (m), before and after giving effect to such Incremental Commitment) shall be satisfied (provided that if the proceeds of such Incremental Loans are to be used to consummate a Limited Conditionality Acquisition, (x) no Specified Event of Default shall have occurred and be continuing as of the Increased Amount Date before and after giving effect to such Incremental Commitments (it being understood that the requirements of Section 4.01(m) shall otherwise be complied with in accordance with Section 1.06) and (y) the requirements of Section 4.01(l) shall be subject to, if agreed to by the lenders providing such Incremental Loans, customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including the accuracy of the representations and warranties contained in the applicable acquisition agreement as are material to the interests of the lenders providing such Incremental Loans, but only to the extent that the Borrower or any of its Affiliates has the right to terminate its obligations under such acquisition agreement as a result of the failure of such representation or warranty to be accurate)); (2) the Incremental Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, each Guarantor, if any, the Incremental Lenders and the Administrative Agent, and each of which shall be recorded in the Register and each Incremental Lender shall be subject to the requirements set forth in Section 2.14; and (3) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent or the Incremental Lenders in connection with any such transaction. The terms and provisions of the Incremental Loans made pursuant to the Incremental Commitments shall be as follows: (i) the Incremental Loans will not be guaranteed by any Person other than (1) the Guarantors or (2) any Person that shall, substantially concurrently with the issuance of such Incremental Loans, become a Guarantor; (ii) the Incremental Loans will not be secured by any assets not constituting the Collateral, unless such assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis; (iii) the Incremental Loan Maturity Date shall be no earlier than the Term Loan Maturity Date and the Weighted Average Life to Maturity of such Incremental Loans shall be not shorter than the then remaining Weighted Average Life to Maturity of the Term Loans; (iv) the interest rate margins and amortization schedule (subject to clause (iii) above) applicable to any Incremental Loans shall be determined by the Borrower and the applicable Incremental Lenders; provided that in the event that the All-in Yield for any such Incremental Loans is greater than the All-in Yield for the Loans by more than 0.50% per annum, then the Applicable Rate for the Loans shall be increased to the extent necessary so that the All-in Yield for the Loans is equal to the All-in Yield for the Incremental Loans minus 0.50% per annum; (v) any Incremental Loans, for purposes of prepayments, shall be treated no more favorably than the Term Loans; and (vi) any Incremental Loans shall be on terms identical to, or no more favorable to the Incremental Lenders, taken as a whole, than those contained in this Agreement (except to the extent permitted by clauses (iii), (iv) or (v) above), unless the Lenders hereunder receive the benefit of such terms through an amendment to this Agreement (which may be effected via the Joinder Agreement) or such terms apply solely after the Term Loan Maturity Date (provided that a certificate of a Responsible Officer of the Borrower delivered to Administrative Agent at least 5 Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) prior to any Increased Amount Date, providing a reasonably detailed description of the material terms and conditions of such Incremental Loans or drafts of the documentation relating thereto, and evidence reasonably satisfactory to the Administrative Agent that the Board of Directors of the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (vi) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

(c) On any Increased Amount Date on which Incremental Commitments for Incremental Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such Incremental Commitment shall make an Incremental Loan to Borrower in an amount equal to its Incremental Commitment.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.18.

(e) Unless otherwise specifically provided herein, all references in Loan Documents to Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Loans made pursuant to this Agreement. The Loans and Commitments established pursuant to this Section 2.18 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, except that the Incremental Loans may be subordinated in right of payment or the Liens securing the Incremental Loans may be subordinated, in each case, as set forth in the Joinder ~~Amendment~~Agreement. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Loans or any such Incremental Commitments.

Section 2.19 Loan Repurchases.

(a) Subject to the terms and conditions set forth or referred to below, a Purchasing Borrower Party may from time to time, in its discretion (x) effect open market purchases of Loans on a non-pro rata basis and (y) conduct modified Dutch auctions to make Auction Purchase Offers, each such Auction Purchase Offer to be managed by an investment bank of recognized standing selected by the Borrower following consultation with the Administrative Agent (in such capacity, the “Auction Manager”) and be conducted in accordance with the procedures, terms and conditions set forth in this Section and the Auction Procedures, in each case, so long as the following conditions are satisfied:

(i) no Default or Event of Default shall have occurred and be continuing at the time of purchase of any Loans or shall occur as a result thereof;

(ii) the assigning Lender and the Purchasing Borrower Party shall execute and deliver to the Administrative Agent an Affiliated Assignment and Assumption in lieu of an Assignment and Assumption;

(iii) any Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder, and such Loans may not be resold (it being understood and agreed that any assignment of Loans pursuant to this Section shall not constitute a prepayment of Loans for purposes of this Agreement); and

(iv) no Purchasing Borrower Party may use the proceeds, from loans under the Revolving Credit Facility to purchase any Loans.

(b) A Purchasing Borrower Party must terminate any Auction Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Loans pursuant to such Auction Purchase Offer. If a Purchasing Borrower Party commences any Auction Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Auction Purchase Offer have in fact been satisfied), and if at such time of commencement the Purchasing Borrower Party reasonably believes that all required conditions set forth above which are required to be satisfied at the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

time of the consummation of such Auction Purchase Offer shall be satisfied, then the Purchasing Borrower Party shall have no liability to any Lender for any termination of such Auction Purchase Offer as a result of the failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Auction Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Loans of any Class or Classes made by a Purchasing Borrower Party pursuant to this Section, (x) the Purchasing Borrower Party shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by the Purchasing Borrower Party and the cancellation of the purchased Loans) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.08 or any other provision hereof.

(c) The Administrative Agent and the Lenders hereby consent to the Auction Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section (provided that no Lender shall have an obligation to participate in any such Auction Purchase Offer). For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.15 will not apply to the purchases of Loans pursuant to and in accordance with the provisions of this Section. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article 8 and Article 9 to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction Purchase Offer.

(d) The Administrative Agent shall not be required to serve as Auction ~~Agent~~Manager for, or have any other obligations to participate in (other than mechanical administrative duties), or facilitate any Auction Purchase Offer, unless it is reasonably satisfied with the terms and restrictions of such Auction Purchase Offer, and shall not have any liability in connection with, any open-market repurchases by any Purchasing Borrower Party.

Section 2.20 Refinancing Facilities. At any time after the Effective Date, Borrower may obtain, from any Lender or any Additional Lender, Term Loan Agreement Refinancing Indebtedness in the form of Refinancing Term Loans or Refinancing Notes in respect of all or any portion of any Class of Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Refinancing Term Loans or Incremental Loans) pursuant to a Refinancing Amendment; provided that such Refinancing Term Loans will have terms and conditions that are consistent with the applicable requirements set forth in the definition of “Term Loan Agreement Refinancing Indebtedness.” The effectiveness of any Refinancing Term Facility shall be subject to the satisfaction on the date thereof of each of the conditions set forth in the applicable Refinancing Amendment (which conditions shall include, at the request of the Administrative Agent, customary officer’s certificates and an opinion of counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating thereto). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Term Facility. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Term Facility, this Agreement shall be deemed amended and restated or amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Term Loan Agreement Refinancing Indebtedness incurred pursuant thereto. Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and Borrower, to effect the provisions of this Section 2.20. This Section 2.20 shall supersede any provisions in Section 2.15 or 9.02 to the contrary.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

Section 3.01 Organization; Powers. Each of the Borrower and its Restricted Subsidiaries is duly organized and validly existing. Each of the Borrower and its Restricted Subsidiaries (other than any Immaterial Subsidiary) is (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. None of the Borrower and its Restricted Subsidiaries is an EEA Financial Institution.

Section 3.02 Authorization; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrower and the Guarantors has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings of UCC financing statements, filings with the USPTO and the USCO and the taking of the other actions required to perfect the security interests granted pursuant to the Security Documents, and (iii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (b) except as could not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of the Borrower or any of its Restricted Subsidiaries, (d) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

Section 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Administrative Agent its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended December 31, 2015, December 31, 2014, December 31, 2013, in each case, audited by PricewaterhouseCoopers, independent public accountants and (ii) as of and for the fiscal quarter ended March 31, 2016. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Restricted Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end adjustments in the case of the unaudited financial statements referred to in clause (ii) above and the absence of footnotes in the case of the unaudited and draft financial statements referred to in clauses (i) and (ii) above.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Since December 31, 2015, no event, development or circumstance exists or has occurred that has had or could reasonably be expected to have a material adverse effect on (x) the business, property, financial condition or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole, (y) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or any Security Document or (z) on the ability of the Borrower to consummate the Transactions.

Section 3.05 Properties. (a) Each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in or rights to use, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Each of the Borrower and its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents, software, domain names, trade secrets, know-how and other similar proprietary or intellectual property rights, including any registrations and applications for registration of, and all goodwill associated with, the foregoing, material to or necessary to its business as currently conducted, and the operation of such business or the use of any of the foregoing intellectual property rights by the Borrower and its Restricted Subsidiaries does not infringe upon, misappropriate, or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, or violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document or the Transactions.

(b) Except with respect to any matter that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability.

Section 3.07 Compliance with Laws and Agreements; No Default. Each of the Borrower and its Restricted Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.08 Investment Company Status. None of the Borrower or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 3.09 Margin Stock. None of the Borrower or any Restricted Subsidiary is engaged in the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, margin stock (within the meaning of Regulation U issued by the Board), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulation U or Regulation X issued by the Board and all official rulings and interpretations thereunder or thereof.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.10 Taxes. Except as could not reasonably be expected to result in a Material Adverse Effect, (i) each of the Borrower and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed with respect to income, properties or operations of the Borrower and its Restricted Subsidiaries, (ii) such returns accurately reflect in all material respects all liability for Taxes of the Borrower and its Subsidiaries as a whole for the periods covered thereby and (iii) each of the Borrower and its Restricted Subsidiaries has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and, to the extent required by GAAP, for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 3.11 ERISA. (a) Schedule 3.11 to the Disclosure Letter sets forth each Plan as of the Effective Date. Each Plan is in compliance in form and operation with its terms and with ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, except where any failure to comply could not reasonably be expected to result in a Material Adverse Effect. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all applicable tax law changes or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would materially adversely affect the issuance of a favorable determination letter or otherwise materially adversely affect such qualification). No ERISA Event has occurred, or is reasonably expected to occur, other than as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) There exists no Unfunded Pension Liability with respect to any Plan, except as could not reasonably be expected to result in a Material Adverse Effect.

(c) None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the five calendar years immediately preceding the date this assurance is given or deemed given, made or accrued an obligation to make contributions to any Multiemployer Plan.

(d) There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in a Material Adverse Effect.

(e) The Borrower, its Restricted Subsidiaries and its ERISA Affiliates have made all contributions to or under each Plan and Multiemployer Plan required by law within the applicable time limits prescribed thereby, the terms of such Plan or Multiemployer Plan, respectively, or any contract or agreement requiring contributions to a Plan or Multiemployer Plan save where any failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(f) No Plan which is subject to Section 412 of the Code or Section 302 of ERISA has applied for or received an extension of any amortization period, within the meaning of Section 412 of the Code or Section 302 or 304 of ERISA. The Borrower, any Restricted Subsidiary, and any ERISA Affiliate have not ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Plan subject to Section 4064(a) of ERISA to which it made

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

contributions. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate have incurred or reasonably expect to incur any liability to PBGC except as could not reasonably be expected to result in material liability, save for any liability for premiums due in the ordinary course or other liability which could not reasonably be expected to result in material liability, and no lien imposed under the Code or ERISA on the assets of the Borrower or any Restricted Subsidiary or any ERISA Affiliate exists or, to the knowledge of the Borrower, is likely to arise on account of any Plan. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(g) Each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except as could not reasonably be expected to result in a material liability. All contributions required to be made with respect to a Non-U.S. Plan have been timely made, except as could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any of its Restricted Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Non-U.S. Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan, determined as of the end of the Borrower’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities, except as could not reasonably be expected to result in a Material Adverse Effect.

(h) The Borrower represents and warrants as of the Effective Date that the assets of Borrower involved in the transactions contemplated by this Agreement do not constitute “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans.

Section 3.12 Disclosure. All written information and data (other than any projected financial information and other forward-looking information and other than information of a general economic or industry specific nature) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder, as modified or supplemented by other information so furnished and when taken as a whole does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided that, with respect to any projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time furnished (it being understood that such projected financial information is subject to significant uncertainties and contingencies, any of which are beyond the Borrower’s control, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projected financial information may differ significantly from the projected results and such differences may be material).

Section 3.13 Subsidiaries. Schedule 3.13 to the Disclosure Letter sets forth as of the Effective Date a list of all Subsidiaries and the percentage ownership (directly or indirectly) of the Borrower therein. Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the shares of capital stock or other ownership interests of all Restricted Subsidiaries of the Borrower are fully paid and non-assessable, if applicable, and are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted under Section 6.02.

Section 3.14 Solvency. As of the Effective Date, the Borrower and the Restricted Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.15 Anti-Terrorism Law. (a) To the extent applicable, neither the Borrower nor any of its Subsidiaries is in violation of any legal requirement relating to U.S. economic sanctions or any laws with respect to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act to the extent applicable and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (each as from time to time in effect) (collectively, “Anti-Terrorism Laws”).

(b) None of (w) the Borrower, any of its Subsidiaries, or any of the Borrower’s directors or officers, or (x) to the knowledge of the Borrower, any of the directors or officers of any of the Borrower’s Subsidiaries, or (y) to the knowledge of the Borrower, any of the employees of the Borrower or its Subsidiaries, or (z) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is any of the following:

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a Sanctioned Country or a Sanctioned Person.

(c) Neither the Borrower nor any of its Subsidiaries (i) conducts any business with, or engages in making or receiving any contribution of funds, goods or services to or for the benefit of, a Person described in Section 3.15(b)(i)-(v) above, except as permitted under U.S. law, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law. Neither the Borrower nor its Subsidiaries nor (x) any of the Borrower’s directors or officers or (y) to the Borrower’s knowledge, any of the directors or officers of any of the Borrower’s Subsidiaries or any Affiliate, employee, agent or representative of the Borrower or any of its Subsidiaries has with respect to the business of the Borrower or its Subsidiaries taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given, or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage, in each case in violation in any material respect of any applicable Anti-Corruption Law.

(d) The Borrower will not use, and will not permit any of its Subsidiaries to use, the proceeds of the Loans or otherwise make available such proceeds to any Person described in Section 3.15(b)(i)-(v) above, for the purpose of financing the activities of any Person described in Section 3.15(b)(i)-(v) above or in any other manner that would violate any Anti-Terrorism Laws or applicable Sanctions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and the officers and directors of the Borrower and, to the knowledge of the Borrower, each of the officers and directors of any of the Borrower’s Subsidiaries and each of the employees and agents of the Borrower and its Subsidiaries, are in compliance with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions with respect to the business of the Borrower or its Subsidiaries.

(f) No action, suit or proceeding is pending or, to the knowledge of the Borrower, threatened in writing, by or before any court or governmental or regulatory authorities or any arbitrator against the Borrower or any of its Subsidiaries for its or their violation in any material respect of applicable Anti-Corruption Laws.

Section 3.16 FCPA; Sanctions. No part of the proceeds of the Loans will be used by the Borrower or any of its Subsidiaries, directly or, to the Borrower’s or any Subsidiary’s knowledge, indirectly, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. For the past five years, neither the Borrower nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will engage in, any unauthorized dealings or unauthorized transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of applicable Sanctions.

Section 3.17 Collateral Matters.

(a) The U.S. Security Agreement, upon execution and delivery thereof by the parties thereto, is effective to create in favor of the Administrative Agent, for the benefit of the applicable Secured Parties, legal, valid and enforceable security interests in the Collateral subject thereto under U.S. state and federal law, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and when (x) any certificated Equity Interests included in the Collateral are delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank and (y) financing statements and other filings specified on Schedule 3.17 of the Disclosure Letter in appropriate form are filed in the applicable filing offices set forth on Schedule 3.17 of the Disclosure Letter, the Liens in the Collateral created by the U.S. Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in such Collateral subject to no Liens other than Permitted Liens.

(b) Each Security Document, other than any Security Document referred to in the preceding paragraph of this Section, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein or as required by applicable law, will be effective under applicable law to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien in the Collateral subject thereto and such Liens will constitute perfected Liens on the Collateral, securing the Obligations, enforceable against the Loan Parties and all third parties, and in each case having priority over all other Liens on the Collateral except in the case of Permitted Liens to the extent required by applicable law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.18 Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all material respects.

ARTICLE 4

CONDITIONS

Section 4.01 Effective Date. The obligations of the Lenders to make Loans shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) Except as set forth in Section 5.13 hereof, the Administrative Agent (or its counsel) shall have received either (i) a counterpart of each of (A) the U.S. Security Agreement from each of the Borrower, the Administrative Agent and each other Person required to be a party thereto on the Effective Date, (B) each other Security Document required to be entered into on the Effective Date from each party thereto and (C) the Revolver Intercreditor Agreement from each party thereto or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of the U.S. Security Agreement, each such other Security Document and the Revolver Intercreditor Agreement, as applicable.

(c) The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note in advance of the Effective Date.

(d) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) from (x) Cooley LLP, counsel for the Loan Parties, and (y) with respect to any Non-U.S. Pledge Agreement to be entered into on the Effective Date, local counsel to the applicable Loan Party in the Applicable Foreign Jurisdiction (or local counsel to the Administrative Agent to the extent customary in such Applicable Foreign Jurisdiction), in each case, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(e) The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors of the Borrower and the Guarantors approving the transactions contemplated by the Loan Documents to which each such Loan Party is a party and the execution and delivery of such Loan Documents to be delivered by such Loan Party on the Effective Date, and all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Loan Documents and (ii) all other ~~documents~~organizational documentation reasonably requested by the Administrative Agent relating to the formation, organization, existence and good standing of the Guarantors and the Borrower and authorization of the transactions contemplated hereby.

(f) The Administrative Agent shall have received a certificate of an officer of the Borrower and each Guarantor certifying the names and true signatures of the officers of such entity authorized to sign the Loan Documents to which it is a party, to be delivered by such entity on the Effective Date and the other documents to be delivered hereunder on the Effective Date.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) The Administrative Agent shall have received (i) a certificate, dated the Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (l) and (m) of Section 4.01 as of the Effective Date, and (ii) a solvency certificate, dated the Effective Date and signed on behalf of the Borrower by the most senior financial officer of the Borrower, certifying that, as of the Effective Date, the Borrower and its Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

(h) The Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid by the Borrower on the Effective Date, and all expenses required to be reimbursed by the Borrower for which invoices have been presented at least two Business Days prior to the Effective Date, on or before the Effective Date.

~~(i) The Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent or any of the Lenders at least five Business Days prior to the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.~~

(i)

(i) Upon the reasonable request of any Lender made at least two Business Days prior to the Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least two Business Days prior to the Effective Date.

(ii) At least two Business Days prior to the Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(j) The Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower for each of the annual periods ended December 31, 2013, December 31, 2014 and December 31, 2015, and (ii) unaudited interim consolidated financial statements of the Borrower for the quarterly period ended March 31, 2016.

(k) Except as set forth in Section 5.13 hereof, the Administrative Agent shall have received:

(i) in the case of any Collateral consisting of certificated Equity Interests required to be delivered to the Administrative Agent pursuant to the terms of the applicable Security Document, certificates and instruments representing such Collateral accompanied by undated stock powers or instruments of transfer executed in blank,

(ii) UCC financing statements in form appropriate for filing under the Uniform Commercial Code of all United States jurisdictions that the Administrative Agent may deem necessary in order to perfect the Liens created under the Security Documents, covering the Collateral described in the Security Documents,

(iii) certified copies of UCC, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens), and

(iv) evidence that all other actions, recordings and filings that the Administrative Agent may reasonably deem necessary in order to perfect the Liens created under the Security Documents have been taken or will be taken on the Effective Date.

(l) The representations and warranties of the Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except that (i) for purposes of this Section, the representations and warranties contained in Section 3.04(a) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects.

(m) No Default or Event of Default shall have occurred and be continuing.

(n) The Administrative Agent shall have received a Borrowing Request.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of Article 8, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 5.01 Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to each Lender):

(a) commencing with the fiscal year ending December 31, 2016, within (x) prior to an IPO, 180 days after each fiscal year end of the Borrower and (y) on and after an IPO, 90 days after each fiscal year end of the Public Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers, or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception (other than a qualification related to the maturity of the Commitments and the Loans at the applicable Maturity Date) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

statements present fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) commencing with the fiscal quarter ended June 30, 2016, within (x) prior to an IPO, 90 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and (y) on and after an IPO, 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Public Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a compliance certificate of a Financial Officer of the Borrower (or, after an IPO, the Public Company) in substantially the form of Exhibit F attached hereto (i) certifying as to whether a Default has occurred and is continuing as of the date thereof and, if a Default has occurred and is continuing as of the date thereof, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01(f) and (g) as of the last day of the applicable fiscal quarter or fiscal year for which such financial statements are being delivered and (iii) if and to the extent that any change in GAAP that has occurred since the date of the audited financial statements referred to in Section 3.04 had an impact on such financial statements, specifying the effect of such change on the financial statements accompanying such certificate;

(d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Restricted Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be, in each case that is not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that such information shall be deemed to have been delivered on the date on which such information has been posted on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov;

(e) concurrently with any delivery of financial statements under clause (a) or (b) above, the Borrower shall provide unaudited financial statements of the character and for the dates and periods as in such clauses (a) and (b) covering the Unrestricted Subsidiaries (on a combined basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such Unrestricted Subsidiaries to the financial statements delivered pursuant to such clauses (a) and (b); provided that the Borrower shall not be required to provide such financial statements unless (x) the Borrower compiles such combined financial statements as part of its regular internal reporting processes or is able to compile such combined financial statements without undue effort or expense or (y) delivery of such financial statements is required by clause (b) of the definition of “Incremental Available Amount” or Section 6.01(g) hereof;

(f) concurrently with the delivery of quarterly unaudited financial statements pursuant to clause (b), the Borrower shall deliver to the Administrative Agent supplements to the exhibits to the U.S. Security Agreement relating to the Pledged IP Collateral (as defined in the U.S. Security Agreement and excluding Excluded IP) specifying any changes to such exhibits since the Effective Date or since the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

previous updating required hereby, as applicable (provided that if there have been no changes to any such exhibits since the Effective Date or since the previous updating required hereby, as applicable, the Borrower shall indicate that there has been “no change” to the applicable exhibits);

(g) prior to the first filing of a registration statement on Form S-1 with respect to the common stock of the Public Company, concurrently with any delivery of financial statements under clause (a) above, an annual summary profit and loss forecast (in the form internally prepared by the Borrower in the ordinary course of business); and

(h) promptly following any request in writing (including any electronic message) therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Restricted Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

Information required to be delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such information, or provides a link thereto on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov; or (ii) on which such information is posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have been granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).

Section 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Restricted Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect; and

(c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, and (ii) none of the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) shall be required to preserve, renew or keep in full force and effect its rights, licenses, permits, privileges or franchises where failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 5.04 Payment of Taxes and Other Claims. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay all Tax liabilities, including all Taxes imposed upon it or each such Restricted Subsidiary, or its and their respective income, profits, properties or operations that, if unpaid, could reasonably be expected to result in a Material Adverse Effect, before the same shall become delinquent or in default, and all lawful claims other than Tax liabilities that, if unpaid, would become a Lien upon any properties of the Borrower or any of its Restricted Subsidiaries not otherwise permitted under Section 6.02, in both cases except where the validity or amount thereof is being contested in good faith by appropriate proceedings and to the extent required by GAAP, the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

Section 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property used in the conduct of its business in good working order and condition, ordinary wear and tear and casualty events excepted, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (b) maintain insurance with financially sound and reputable insurance companies in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which entries full, true and correct in all material respects are made and are sufficient to prepare financial statements in accordance with GAAP. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender (pursuant to the request made through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records to the extent reasonably necessary, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower or such Restricted Subsidiary shall be afforded the opportunity to participate in any discussions with such independent accountants), all at such reasonable times and as often as reasonably requested (but no more than once annually if no Event of Default exists). Notwithstanding anything to the contrary in this Section, none of the Borrower or any of its Restricted Subsidiaries shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is prohibited by applicable law or any third party contract legally binding on Borrower or its Restricted Subsidiaries, or (iii) is subject to attorney, client or similar privilege or constitutes attorney work-product.

Section 5.07 ERISA-Related Information. The Borrower shall supply to the Administrative Agent (in sufficient copies for all the Lenders, if the Administrative Agent so requests): (a) promptly and in any event within fifteen (15) days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate files a Schedule B (or such other schedule as contains actuarial information) to IRS Form 5500 in respect of a Plan with Unfunded Pension Liabilities, a copy of such IRS Form 5500 (including the Schedule B); (b) promptly and in any event within 30 days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a certificate of the most senior financial officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event and any notices received by such Borrower, Restricted Subsidiary, or ERISA Affiliate from the PBGC or any other governmental agency with respect thereto; provided that, in the case of ERISA Events under paragraph (b) of the definition thereof, in no event shall notice be given later than the occurrence of the ERISA Event; (c) promptly, and in any event within 30 days, after becoming aware that there has been (i) a material increase in Unfunded Pension Liabilities (taking into

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

account only Pension Plans with positive Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable; (ii) the existence of potential withdrawal liability under Section 4201 of ERISA, if the Borrower, any Restricted Subsidiary and the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans, (iii) the adoption of, or the commencement of contributions to, any Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA by the Borrower, any Restricted Subsidiary or any ERISA Affiliate, or (iv) the adoption of any amendment to a Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which results in a material increase in contribution obligations of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, a detailed written description thereof from the most senior financial officer of the Borrower; and (d) if, at any time after the Effective Date, the Borrower, any Restricted Subsidiary or any ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), a Pension Plan or Multiemployer Plan which is not set forth in Schedule 3.11 to the Disclosure Letter, then the Borrower shall deliver to the Administrative Agent an updated Schedule 3.11 to the Disclosure Letter as soon as practicable, and in any event within 20 days after the Borrower, such Restricted Subsidiary or such ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), thereto.

Section 5.08 Compliance with Laws and Agreements. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and use reasonable measures to enforce policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable Anti-Terrorism Laws and applicable Sanctions.

Section 5.09 Use of Proceeds. The proceeds of the Loans (other than the 2018 Refinancing Term Loans) will be used only for working capital and general corporate purposes, including, without limitation, for stock repurchases under stock repurchase programs approved by the Borrower and for acquisitions not prohibited hereunder. The Proceeds of the 2018 Refinancing Term Loans made on the Amendment No. 1 Effective Date shall be used on the Amendment No. 1 Effective Date to prepay in full all Term Loans outstanding hereunder as of the Amendment No. 1 Effective Date (immediately prior to giving effect to Amendment No. 1) and all other Obligations in respect thereof and fees and expenses with respect thereto. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

Section 5.10 Additional Guarantors. (a) If, as of the date of the most recently available financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be, any Subsidiary shall have become a Material Domestic Subsidiary (or shall be otherwise designated as a Material Domestic Subsidiary by the Borrower hereunder or under the Revolving Credit Agreement) or any Person shall have become a Material Foreign Subsidiary (or shall be otherwise designated as a Material Foreign Subsidiary by the Borrower hereunder or under the Revolving Credit Agreement), then the Borrower shall:

(i) In the case of any such Subsidiary that becomes (or is so designated as) a Material Domestic Subsidiary, within 30 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (1) cause such Material Domestic Subsidiary to enter into a Guaranty, or, if a Guaranty has previously been entered into by a Material Domestic Subsidiary (and remains in effect), a joinder agreement to such Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (2) deliver to the Administrative Agent and each

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Lender all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (3) (x) deliver to the Administrative Agent any certificates representing the Collateral consisting of Equity Interests issued by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated) and Equity Interests owned by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated and other than Excluded Collateral), (y) deliver to the Administrative Agent such joinder agreements, amendments and supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on the Collateral owned by such Material Domestic Subsidiary (other than Excluded Collateral) and (z) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws.

(ii) In the case of any Person that becomes (or is so designated as) a Material Foreign Subsidiary, within 90 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (i) deliver to the Administrative Agent such amendments and supplements to the relevant Security Documents or such additional Security Documents (including a Non-U.S. Pledge Agreement) as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of Secured Parties, a Lien on the Collateral consisting of the Equity Interests issued by such Material Foreign Subsidiary (other than Excluded Collateral) and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws. For the avoidance of doubt, no Domestic Subsidiary shall be required to become a Guarantor merely due to its ownership of Equity Interests in any Domestic Subsidiary that owns real property.

(b) If requested by the Administrative Agent, the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Guaranty or joinder agreement or the amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Guaranty or joinder agreement, amendments and supplements or additional Security Documents.

(c) Notwithstanding the foregoing, the Borrower and the Guarantors shall not be required, nor shall the Administrative Agent be authorized, (A) to take any additional steps to perfect the above described pledges and security interests by any means other than by (1) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant ~~States(~~State(s) and filings with the USPTO and the USCO and (2) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of stock certificates evidencing Equity Interests issued by the Guarantors (other than Holdings) and Material Foreign Subsidiaries, in each case as expressly required herein or by the Loan Documents, (B) to take any action with respect to any assets located outside of the United States other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the jurisdiction of organization of such Material Foreign Subsidiary (such jurisdiction, the “Applicable Foreign Jurisdiction”) (it being understood that there shall be no security agreements, pledge agreements or other Security Documents that will be governed under the laws of any non-U.S. jurisdiction other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the Applicable Foreign Jurisdiction), (C) to make or authorize any filings with respect to intellectual property other than filings with the USPTO and USCO, (D) to enter into any control agreement with respect to any Collateral or (E) to require the amendment of any limited liability company agreements or other organizational documents for any Subsidiary of the Borrower, the certification of uncertificated securities or the delivery of any director resignation letters in respect of any Foreign Subsidiaries.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 5.11 Holdings. Substantially concurrently with any Permitted Holdco Transaction, (i) the Borrower shall cause Holdings to enter into a Holdings Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall receive the documentation required under Section 4.01(e) and (f) as if Holdings had been a Guarantor on the Effective Date (provided that references therein to the “Effective Date” shall be deemed references to the effective date of such Holdings Guaranty), (iii) the Administrative Agent and each Lender shall receive all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, (iv) the Borrower shall cause Holdings to deliver to the Administrative Agent any certificates representing the Collateral consisting of all Equity Interests owned by Holdings (other than any Excluded Collateral) and such joinder agreements, amendments and supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on all Collateral owned by Holdings (other than Excluded Collateral) and take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws and (v) the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Holdings Guaranty or any such joinder agreements, amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Holdings Guaranty, joinder agreements, amendments and supplements or additional Security Documents.

Section 5.12 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to cause the Term Loans and the Borrower’s corporate credit or corporate family credit rating to continue to be rated by either Standard & Poor’s Rating Group or Moody’s Investors Service Inc., as applicable (but not to maintain a specific rating).

Section 5.13 Post-Closing . The Borrower shall execute and deliver the documents and complete the tasks set forth on Schedule 5.13 of the Disclosure Letter, in each case within the time limits specified on such schedule subject to the extension by the Administrative Agent in its sole discretion.

Section 5.14 Beneficial Ownership Regulations. Promptly following any request therefor, the Borrower will provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

ARTICLE 6

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 6.01 Indebtedness. The Borrower will not permit any Domestic Restricted Subsidiary that is not a Guarantor to create, incur or assume any Specified Indebtedness other than:

(a) Specified Indebtedness existing on the Effective Date and disclosed on Schedule 6.01 to the Disclosure Letter and any Refinancing Indebtedness with respect thereto;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) to the extent constituting Specified Indebtedness, Specified Indebtedness consisting of cash management services, including treasury, depository, overdraft, credit or debit card, purchasing cards, electronic funds transfer and other cash management arrangements;

(c) Specified Indebtedness in respect of bid bonds, performance bonds, surety bonds and similar obligations, including guarantees or obligations with respect to letters of credit supporting such bid bonds, performance bonds, surety bonds and similar obligations;

(d) Specified Indebtedness representing the financing of insurance premiums in the ordinary course of business;

(e) [reserved];

(f) Specified Indebtedness constituting Capital Lease Obligations, equipment leases and Purchase Money Indebtedness of the Borrower or any Domestic Restricted Subsidiary and any Refinancing Indebtedness in respect thereof; provided that the aggregate principal amount of Indebtedness pursuant to this clause (f) secured by real property shall not exceed $500,000,000 at any time outstanding; and

(g) (i) additional Specified Indebtedness; provided that, after giving effect to any incurrence of Specified Indebtedness pursuant to this clause (g)(i) (and subject to Section 1.06), the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to this clause (g)(i) and any Refinancing Indebtedness incurred pursuant to clause (g)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Secured Specified Indebtedness of the Borrower and the Guarantors incurred in reliance on Section 6.02(r), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the commitments under the Revolving Credit Facility and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Refinancing Indebtedness in respect of Specified Indebtedness permitted pursuant to the foregoing clause (g)(i) (and any successive Refinancing Indebtedness in respect thereof); provided that such Refinancing Indebtedness shall be incurred within 12 months of the maturity, retirement or other repayment (including any such repayment pursuant to amortization obligations with respect thereto) or prepayment of the Specified Indebtedness being refinanced, renewed or extended.

For the avoidance of doubt, this Section 6.01 shall impose no limit on the incurrence of any Specified Indebtedness by any Loan Party. In addition, for purposes of calculating compliance with this Section 6.01 and Section 6.02, in no event will the amount of any Specified Indebtedness be required to be included more than once despite the fact more than one Person is or becomes liable with respect to any related Specified Indebtedness (or any credit support provided therefor). For example, and for avoidance of doubt, in the case where more than one Domestic Restricted Subsidiary incurs Specified Indebtedness or otherwise becomes liable for such Specified Indebtedness (including by virtue of providing a guarantee or acting as account party for a letter of credit, banker’s acceptance or similar arrangement to secure such Indebtedness), the amount of such Specified Indebtedness shall only be included once for purposes of such calculations.

Section 6.02 Liens. The Borrower will not, and will not permit any Domestic Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02 to the Disclosure Letter (other than, for the avoidance of doubt, Liens securing the Obligations or the Secured Obligations (as defined in the Revolving Credit Agreement)) and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary other than improvements thereon or proceeds thereof, and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

(d) Liens on fixed or capital assets acquired, constructed, financed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness that is permitted pursuant to Section 6.01(f), (ii) such security interests and the Indebtedness secured thereby are initially incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary other than additions, accessions, parts, attachments or improvements thereon or proceeds thereof; provided that clauses (ii) and (iii) shall not apply to any Refinancing Indebtedness pursuant to Section 6.01(f) hereof or any Lien securing such Refinancing Indebtedness;

(e) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(f) the interest and title of a lessor or licensor under any lease, license, sublease or sublicense entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and other statutory and common law landlords’ Liens under leases;

(g) in connection with the sale or transfer of any assets in a transaction not prohibited hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(h) in the case of any joint venture or minority investment by the Borrower or any Subsidiary in any Person, any put and call arrangements related to its Equity Interests set forth in applicable joint venture’s or other Person’s organizational documents or any related joint venture, shareholders, investor rights or similar agreement;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Liens securing Indebtedness to finance insurance premiums owing in the ordinary course of business to the extent such financing is not prohibited hereunder;

(j) Liens on earnest money deposits of cash or Cash Equivalents made in connection with any acquisition not prohibited hereunder;

(k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents or other securities on deposit in one or more accounts maintained by the Borrower or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the banks, securities intermediaries or other depository institutions with which such accounts are maintained, securing amounts owing to such institutions with respect to cash management and operating account arrangements;

(l) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements not otherwise prohibited hereunder with the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(m) Liens on the Equity Interests of Excluded Subsidiaries;

(n) Liens and deposits securing obligations under Swap Agreements entered to hedge or mitigate commercial risk and not for speculative purposes;

(o) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

(p) Liens in favor of the Loan Parties;

(q) [reserved];

(r) (i) Liens securing Secured Specified Indebtedness (including, for the avoidance of doubt, any such Indebtedness pursuant to the Revolving Credit Facility); provided that after giving effect to any incurrence of Liens pursuant to this clause (r)(i) (and subject to Section 1.06), the aggregate principal amount of outstanding Secured Specified Indebtedness secured by Liens incurred pursuant to this clause (r)(i) or clause (r)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to Section 6.01(g), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the commitments under the Revolving Credit Facility and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the foregoing clause (r)(i) or that secure any extension, renewal, replacement, refinancing or refunding (including any successive extensions, renewals, replacements, refinancings or refundings) of any Refinancing Indebtedness within 12 months of the maturity, retirement or other repayment or prepayment of the Specified Indebtedness (including any such repayment pursuant to amortization obligations with respect to such Indebtedness) being extended, renewed, substituted, replaced, refinanced or refunded, which Indebtedness is secured by a Lien permitted pursuant to this clause (r). Notwithstanding anything herein to the contrary, Liens securing Indebtedness outstanding on the Closing Date under this Agreement shall be treated as incurred on the Closing Date under this clause (r); and

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(s) other Liens securing obligations (other than Specified Indebtedness) in an aggregate principal amount at any time outstanding not to exceed $~~100,000,000~~300,000,000.

Section 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, (x) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (y) sell, transfer, license, lease, enter into any sale-leaseback transactions with respect to, or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of, the Borrower and the Restricted Subsidiaries, taken as a whole, or all or substantially all of the stock of any of the Borrower’s Restricted Subsidiaries (in each case, whether now owned or hereafter acquired) or (z) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:

(i) any Restricted Subsidiary or any other Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation;

(ii) any Person (other than the Borrower) may merge into or consolidate with any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(iii) any Restricted Subsidiary may sell, transfer, license, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any such disposition under this clause (iii) that is made to a Restricted Subsidiary that is not a Loan Party shall in no event be permitted if it would comprise all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole;

(iv) any Loan Party may sell, transfer, license, lease or otherwise dispose of its assets to any other Loan Party;

(v) in connection with any acquisition, any Restricted Subsidiary may merge into or consolidate with any other Person, so long as the Person surviving such merger or consolidation shall be a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(vi) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

(vii) any Restricted Subsidiary may merge into or consolidate with any other Person in a transaction not otherwise prohibited hereunder and all or substantially all of the Equity Interests of any Restricted Subsidiary may be sold, transferred or otherwise disposed of, so long as the aggregate consideration received in respect of all such mergers or consolidations, sales, transfers or other disposals pursuant to this clause (vii) shall not exceed the greater of (a) $500,000,000 and (b) 10% of Total Assets as of the date of the definitive agreement for such merger, consolidation, sale, transfer or other disposal is executed; ~~and~~

(viii) a Permitted Holdco Transaction may be consummated~~.~~; and

(ix) any Restricted Subsidiary may be dissolved, wound-up or liquidated or any Restricted Subsidiary may merge into or consolidate with any other Person and all or substantially all of the Equity Interests or assets of any Restricted Subsidiary may be sold, transferred or otherwise disposed of, in each

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

case, if such dissolution, winding up, liquidation, sale, transfer or other disposition does not constitute a sale, transfer or other disposition of all or substantially of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, if such liquidation, winding up, dissolution, sale, transfer or other disposition is not materially disadvantageous to the Lenders (as determined by Borrower in good faith) and would not be likely to have a Material Adverse Effect.

(b) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related, complementary, ancillary or incidental thereto, which businesses, for the avoidance of doubt, may include or relate to, but not be limited to, the provision of data integration or analysis platforms and other software or technological solutions.

Section 6.04 Use of Proceeds. The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 6.05 [Reserved].

Section 6.06 Restricted Payments. The Borrower will not, and will not permit any Restricted Subsidiary to declare, make or pay, directly or indirectly, any Restricted Payments with respect to the Borrower or any of its Restricted Subsidiaries, except:

(a) any Restricted Subsidiary of the Borrower may make Restricted Payments to the Borrower or to any direct or indirect wholly-owned Restricted Subsidiary of the Borrower, and any non-wholly-owned Restricted Subsidiary may make Restricted Payments to the Borrower or any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary ratably based on their relative ownership interests of the relevant class of Equity Interests;

(b) the Borrower or any Restricted Subsidiary may declare and make dividends payable solely in additional shares of Qualified Equity Interests and may exchange Equity Interests for its Qualified Equity Interests;

(c) the Borrower or any Restricted Subsidiary may (x) repurchase fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversions of convertible securities or exercises of warrants or options, (y) “net exercise” or “net share settle” warrants or options or (z) make cash settlement payments upon the exercise of warrants or options to purchase its Equity Interests;

(d) the Borrower or any Restricted Subsidiary may redeem or otherwise cancel Equity Interests or rights in respect thereof granted to (or make payments on behalf of) directors, officers, management, employees or other providers of services to the Borrower and its Subsidiaries (i) in an amount required to satisfy tax withholding obligations relating to the vesting, settlement or exercise of such Equity Interests or rights or (ii) upon the death, disability, retirement or termination of employment or services;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) the Borrower or any Restricted Subsidiary may make Restricted Payments pursuant to and in accordance with (i) stock incentive plans, (ii) stock option plans, (iii) stock buyback agreements, plans or programs, (iv) bonus plans, (v) compensation plans or (vi) other benefit plans or agreements for officers, directors, management, employees or other eligible service providers of the Borrower or its Subsidiaries;

(f) Borrower or any Restricted Subsidiary may make Restricted Payments not otherwise permitted under this Section 6.06 using the proceeds of any issuance of Equity Interests; provided that the Restricted Payment and the issuance of Equity Interests (or following an IPO, in the case of a dividend or a Restricted Payment pursuant to an accelerated share repurchase agreement, forward purchase contract or similar agreement, the declaration date or the entry into such agreement, as applicable) are substantially concurrent;

(g) Borrower or any Restricted Subsidiary may make additional Restricted Payments not otherwise permitted in clauses (a) through (f) above, so long as after giving effect to such Restricted Payment, Liquidity shall not be less than $1,500,000,000 on a pro forma basis; and

(h) Borrower or any Restricted Subsidiary may make additional Restricted Payments not otherwise permitted in clauses (a) through (g) above, so long as the aggregate amount of Restricted Payments made pursuant to this clause (h) together with Junior Debt Prepayments made pursuant to Section 6.07(e) shall not exceed $1,000,000,000.

For purposes of clause (g), following an IPO, in the case of a dividend, Liquidity shall be measured on a pro forma basis as of the applicable declaration date for such dividend (and not the date of the applicable dividend) and in the case of a Restricted Payment pursuant to an accelerated share repurchase agreement, forward purchase contract or similar agreement, Liquidity shall be measured on a pro forma basis as of the date such agreement was entered into (and not the date of any payments or deliveries thereunder).

Section 6.07 Junior Debt Prepayments. The Borrower will not, and will not permit any Restricted Subsidiary to declare, make or pay, directly or indirectly, any Junior Debt Prepayments, except that the following shall be permitted:

(a) Junior Debt Prepayments, so long as after giving effect to such Junior Debt Prepayment, Liquidity shall not be less than $1,500,000,000 on a pro forma basis;

(b) Junior Debt Prepayments, so long as such prepayments consist of Equity Interests (and cash in lieu of any fractional shares);

(c) Junior Debt Prepayments using the proceeds of any issuance of Equity Interests; provided that such Junior Debt Prepayments and the issuance of Equity Interests are substantially concurrent;

(d) Junior Debt Prepayments in connection with the incurrence of Refinancing Indebtedness or otherwise with the proceeds of Subordinated Indebtedness; and

(e) additional Junior Debt Prepayments, so long as the aggregate amount of Junior Debt Prepayments made pursuant to this clause (e) together with Restricted Payments made pursuant to Section 6.06(h) shall not exceed $1,000,000,000.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under any of the Loan Documents, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; provided that, in each case, to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects;

(d) the Borrower or Holdings, shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, Section 5.03 (solely with respect to the Borrower’s or, if applicable, Holding’s existence), Section 5.09, Section 5.11 or Section 5.13 or in Article 6;

(e) Holdings, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in any of the Loan Documents (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f) Holdings, the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall have continued after the applicable grace period, if any;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both but with all applicable grace periods in respect of such event or condition under the documentation representing such Material Indebtedness having expired) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (w) any requirement to, or any offer to, repurchase, prepay or redeem Indebtedness of a Person acquired in an acquisition permitted hereunder, to the extent such offer is required as a result of, or in connection with, such acquisition, (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

securing such Indebtedness, (y) any event or condition giving rise to any redemption, repurchase, conversion or settlement (or right to redeem, require repurchase, convert or settle) with respect to any Convertible Notes or other convertible debt instrument (including any termination of any related Swap Agreement) pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) an early payment requirement, unwinding or termination with respect to any Swap Agreement except an early payment, unwinding or termination that results from a default or non-compliance thereunder by the Borrower or any Restricted Subsidiary, or another event of the type that would constitute an Event of Default;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or its debts, or of a substantial part of its assets, under any Debtor Relief Law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) except as may otherwise be permitted under Section 6.03, Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in excess of $150,000,000 in the aggregate shall be rendered against Holdings, the Borrower or any Restricted Subsidiary or any combination thereof (to the extent not paid or covered by a reputable and solvent independent third-party insurance company which has not disputed coverage) and the same shall remain undischarged or unpaid for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Restricted Subsidiary to enforce any such judgment and such action shall not be stayed;

(l) one or more ERISA Events shall have occurred, other than as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, solely as a result of acts or omissions by the Administrative Agent or any Lender, or satisfaction in full of all the obligations hereunder or thereunder, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document; or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(o) any Security Document shall for any reason (other than pursuant to the terms hereof or thereof or solely as a result of acts or omissions by the Administrative Agent or any Lender) cease to create, or any Lien purported to be created by any Security Documents shall be asserted by any Loan Party not to be, a valid and perfected Lien with the priority required by the Security Document, on any material portion of the Collateral purported to be covered thereby.

then, and in every such event (other than an event with respect to the Borrower or Holdings, described in clause (h), (i) or (j) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 7.02 Application of Funds. Subject to the terms of the Revolver Intercreditor Agreement and any other applicable Intercreditor Agreement, after the exercise of remedies provided for in Section 7.01, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable pursuant to Sections 2.12 and 2.14) payable to the Administrative Agent;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable pursuant to Sections 2.12 and 2.14));

Third, to payment of that portion of the Obligations constituting accrued and unpaid fees and interest on the Loans and other Obligations, ratably among the Lenders;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

ARTICLE 8

THE AGENTS

Section 8.01 Appointment of the Administrative Agent. Each Lender hereby irrevocably designates and appoints Morgan Stanley Senior Funding, Inc. as the Administrative Agent hereunder and under the other Loan Documents, and each Lender hereby authorizes Morgan Stanley Senior Funding,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Inc. to act as the Administrative Agent in accordance with the terms hereof and the other Loan Documents. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on the Collateral and any other collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article 8 for purposes of holding or enforcing any Lien on the Collateral or any other collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles 8 and 9 (including Section 9.03, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Except for Section 8.12, the provisions of this Article 8 are solely for the benefit of the Agents and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof (except as expressly set forth in Section 8.07). In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed, and the use of the term “agent” (or any similar term) herein or in any other Loan Documents is not intended to connote, any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. As of the Effective Date, no Arranger in such capacity shall have any obligations but shall be entitled to all benefits of this Article 8. Each Arranger may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent and the Borrower.

Section 8.02 Powers and Duties. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to the Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Anything herein to the contrary notwithstanding, the Administrative Agent shall have only those powers, duties and responsibilities under this Agreement or any of the other Loan Documents except in its capacity a Lender hereunder. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its Related Parties. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.

Section 8.03 General Immunity. (a) No Agent nor any of its Related Parties shall be (i) responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Loan Party to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, (ii) required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or (iii) required to make any disclosures with respect to the foregoing. No Agent shall be deemed to have knowledge or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. No Agent nor any of its Related Parties shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

(b) No Agent nor any of its Related Parties shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Person’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) and, upon receipt of such instructions from Required Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of any Loan Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law . Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02).

Each Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Loan Document by or through any one or more sub-agents appointed by such Agent, provided that any such appointment of a sub-agent, other than to a Lender or an Affiliate of a Lender (other than any Disqualified Institution), shall require the express written consent of the Borrower and provided that, for the avoidance of doubt, each sub-agent shall become bound by, and subject to Section 9.12. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its respective Related Parties. The exculpatory, indemnification and other provisions of this Section 8.03 and of Section 8.06 shall apply to any the Related Parties of each Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 8.03 and of Section 8.06 shall apply to any such sub-agent and to the Related Parties of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and its Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by an Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Agent that appointed it and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agent.

(c) No Agent shall ~~not~~ be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, no Agent shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Commitments or Loans, or disclosure of confidential information, to any Disqualified Institution.

Section 8.04 Administrative Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

Section 8.05 Lenders’ Representations, Warranties and Acknowledgment. (a) Each Lender expressly acknowledges that neither the Agents nor any of their respective Related Parties have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any of its Affiliates, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with Loans made hereunder and that it has made and shall continue to make its own appraisal of, and investigation into, the business, operations, property, financial and other condition and the creditworthiness of the Borrower and its Affiliates. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Each Lender, by delivering its signature page to this Agreement, an Assignment and Assumption, an Extension Agreement or a Joinder Agreement and funding its Loans, if applicable, on the Effective Date, or by the funding of any Incremental Loans, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent or the Lenders, as applicable on the Effective Date, the effective date of such Assignment and Assumption or as of the date of funding of such Incremental Loans.

Section 8.06 Right to Indemnity. Each Lender, in proportion to its Applicable Percentage, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction (it being understood and agreed that no action taken in accordance with the directions of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) shall constitute gross negligence or willful misconduct). If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Applicable Percentage thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

Section 8.07 Successor Administrative Agent. The Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower. The Administrative Agent shall have the right to appoint a financial institution to act as the Administrative Agent hereunder, subject to the written consent of the Borrower and the reasonable satisfaction of the Required Lenders, and Administrative Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation (regardless of whether a successor has been appointed or not), (ii) the acceptance of such successor Administrative Agent by the Borrower and the Required Lenders and the acceptance of being Administrative Agent by such successor, or (iii) such other date, if any, agreed to by the Required Lenders. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, the Required Lenders shall have the right, with the written consent of the Borrower, to appoint a successor Administrative Agent.

(b) If neither the Required Lenders nor Administrative Agent have appointed a successor Administrative Agent or such successor has not accepted such appointment within 30 days after delivery of notice of resignation by the retiring Administrative Agent, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent until such time, if any, as the Required Lenders appoint a successor Administrative Agent and such successor accepts such appointment. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums held under the Loan

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the Loan Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Article 8). After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article 8 and Section 9.03 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

Section 8.08 Guaranty. (a) Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of the Lenders, to be the agent for and representative of the Lenders with respect to the Holdings Guaranty, the Guaranty and the other Loan Documents. Subject to Section 9.02, without further written consent or authorization from any Lender, Administrative Agent may execute any documents or instruments necessary to release any Guarantor from the Guaranty pursuant to Section 9.17 or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 9.02) have otherwise consented.

(b) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that none of the Lenders shall have any right individually to enforce the Holdings Guaranty or the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent, for the benefit of the Lenders in accordance with the terms hereof and thereof.

(c) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than contingent indemnification obligations not yet accrued and payable) have been paid in full and all Commitments have terminated or expired, upon request of the Borrower, Administrative Agent shall take such actions as shall be required to release all guarantee obligations provided for in any Loan Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Section 8.09 Actions in Concert.

Notwithstanding anything in this Agreement to the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (other than exercising any rights of setoff) without first obtaining the prior written consent of the Administrative Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Administrative Agent or Required Lenders; provided, however, that, subject to the terms of any applicable Intercreditor Agreement, (i) each Lender shall be entitled to file a proof of claim in any proceeding under any ~~Insolvency Law~~insolvency law to the extent that such Lender disagrees with Agent’s composite proof of claim filed on behalf of all Lenders, (ii) each Lender shall be entitled to vote its claim with respect to any plan of reorganization in any proceeding under any Debtor Relief Law and (iii) each Lender shall be entitled to pursue its deficiency claim after liquidation of all or substantially all of the Collateral and application of the proceeds therefrom.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 8.10 Withholding Taxes. To the extent required by any applicable law, Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

Section 8.11 Administrative Agent May File Bankruptcy Disclosure and Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Laws relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;

(b) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Agents and the Lenders and their respective agents and counsel and all other amounts due the Agents and the Lenders under Sections 2.09 and 9.03 allowed in such judicial proceeding; and

(c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and, in each case, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each other Agent and each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the other Agents and/or the Lenders, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03. To the extent that the payment of any such compensation, expenses, disbursements and advances of Administrative Agent, its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the other Agents and/or the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any other Agent or any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Agent or any Lender or to

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

authorize Administrative Agent to vote in respect of the claim of any Agent or any Lender in any such proceeding.

Section 8.12 Intercreditor Agreements. The Lenders and the other Secured Parties hereby irrevocably authorize and instruct the Administrative Agent to, without any further consent of any Lender or any other Secured Party, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify (i) the Revolver Intercreditor Agreement, (ii) any First Lien Intercreditor Agreement with the Senior Representative(s) of Indebtedness secured by a Lien permitted hereunder and intended to be pari passu with the Liens securing the Obligations under this Agreement and (iii) any Second Lien Intercreditor Agreement with the Senior Representative(s) of the holders of Indebtedness secured by a Lien permitted hereunder and intended to be junior to the Liens securing the Obligations under this Agreement. The Lenders and the other Secured Parties irrevocably agree that (x) the Administrative Agent may rely exclusively on a certificate of an Officer of the Borrower as to whether the Liens governed by such Intercreditor Agreement and the priority of such Liens as contemplated thereby are not prohibited and (y) any Intercreditor Agreement entered into by the Administrative Agent shall be binding on the Secured Parties, and each Lender and the other Secured Parties hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. The foregoing provisions are intended as an inducement to any provider of any secured Specified Indebtedness not prohibited by Section 6.01 or Section 6.02 hereof to extend credit to the Loan Parties and such persons are intended third-party beneficiaries of such provisions. Further, upon request of the Borrower, the Administrative Agent shall enter into, or amend, any Intercreditor Agreement to permit the incurrence of Term Loan Refinancing Indebtedness, any Specified Indebtedness ~~under any Incremental Facility~~pursuant to Section 2.18 or any other Specified Indebtedness permitted to be secured by the Collateral hereunder.

Section 8.13 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the letters of credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the letters of credit, the Commitments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the letters of credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the letters of credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent or the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the letters of credit, the Commitments or this Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the letters of credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the letters of credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the letters of credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE 9

MISCELLANEOUS

Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to it at:

Uber Technologies, Inc.

1455 Market Street, 4th floor

San Francisco, California 94103

Attention: Chief Financial Officer

with copies to:

Uber Technologies, Inc.

1455 Market Street. 4th floor

San Francisco, California 94103

Attention: General Counsel

Cooley LLP

101 California Street, 5th Floor

San Francisco, California 9411

Attention: Gian-Michele a Marca

Fax: (415) 693-2222

(ii) if to the Administrative Agent with respect to the Security Documents or any of the Collateral, to it at:

Morgan Stanley Senior Funding, Inc.

1300 Thames Street, Thames Street Wharf, 4th Floor

Baltimore, Maryland 21231

Attention: Loan Documentation

Phone: (443) 627-4068

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

with copies to:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iii) if to the Administrative Agent with respect to any other matter, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iv) if to MSSF, in its capacity as a Lender, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

(v) if to any other Lender to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (provided that any Lender may change its address or telecopy number by notice solely to the Administrative Agent and the Borrower).

(d) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) be responsible or liable for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) to the Borrower, any other Loan Party, any Lender or any other Person arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission, including, without limitation, the transmission of Communications through the Platform, except to the extent that such damages have resulted from the willful misconduct or gross negligence of such Agent Party (as determined in a final, non-appealable judgment by a court of competent jurisdiction). “Communications” means, collectively, any notice, demand, communication, information, document or other material that any Loan Party provides to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 9.01, including through the Platform.

(e) In the event the Borrower shall have any Equity Interests or other securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise files or is required to file reports under Section 15(d) of the Exchange Act, the Borrower and each Lender acknowledges that certain of the Lenders may be Public Lenders and, if any document, notice or other information required to be delivered hereunder is being distributed through the Platform, any information that the Borrower has indicated contains Non-Public Information will not be posted on that portion of the Platform designated for such Public Lenders. If the Borrower has not indicated whether a document, notice or other information provided to the Administrative Agent by or on behalf of the Borrower or any Subsidiary contains Non-Public Information, the Administrative Agent reserves the right to post such information solely on the portion of the Platform designated for Lenders that wish to receive material

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Non-Public Information with respect to the Borrower, the Subsidiaries and its and their securities. Notwithstanding the foregoing, nothing in this Section 9.01(e) shall create any obligation on the Borrower to indicate whether any information contains Non-Public Information, it being further agreed that if any such indication is provided by the Borrower in its discretion, such indication shall create no obligation on the Borrower to provide any such indication in the future.

(f) Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United State federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain ~~Non Public Information~~non-public information with respect to the Borrower, the Subsidiaries or its or their securities.

Section 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. Notwithstanding the foregoing Borrower and Administrative Agent may, without the consent of the other Lenders, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, omission, typographical error, defect or inconsistency if such amendment, modification or supplement if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.

(b) None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified (other than the Fee Letter, which may be amended in accordance with its terms) except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (and a copy thereof shall be provided to the Administrative Agent) or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (including, without limitation, amending the definition of “Applicable Percentage”) without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby; provided, however, that notwithstanding clause (ii) or (iii) of this Section 9.02(b), only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate set forth in Section 2.10(d), (iv) change Section 2.15(b), Section 2.15(c), Section 2.15(d) or any other Section hereof providing for the ratable treatment of the Lenders, in each case in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release any Holdings Guaranty or all or substantially all of the value of the Guaranties provided by the Guarantors, without the written consent of each Lender,

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except to the extent the release of any Guarantor is permitted pursuant to Article 8 or Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vi) release all or substantially all of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Obligations entitled to the Liens of the Security Documents, in each case without the written consent of each Lender (it being understood that additional Loans pursuant to Section 2.18 may be equally and ratably secured by the Collateral with the then existing Obligations under the Security Documents), except to the extent the release of any Collateral is permitted pursuant to Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vii) change any of the provisions of this Section or the percentage referred to in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (viii) waive any condition set forth in Section 4.01 (other than as it relates to the payment of fees and expenses of counsel), without the written consent of each Lender. Notwithstanding anything to the contrary herein, no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

(c) Notwithstanding the foregoing, this Agreement may be amended (i) as contemplated by Section 2.18 to effect Incremental Commitments pursuant to a Joinder Agreement with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the Incremental Lenders providing Incremental Commitments, and (ii) as contemplated by Section 2.20 to effect any Refinancing Term Facility pursuant to a Refinancing Amendment with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the Lenders providing such Refinancing Term Facility.

(d) Notwithstanding the foregoing, no Lender’s consent is required to enter into any Intercreditor Agreement, or to effect any amendment, modification or supplement to the Revolver Intercreditor Agreement, any other Intercreditor Agreement permitted under this Agreement (i) that is for the purpose of adding the holders of Indebtedness permitted hereunder (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of the Revolver Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral (including, without limitation, any Term Loan Agreement Refinancing Indebtedness), as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor or subordination agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, as determined in the good faith by the Administrative Agent, to the interests of the Lenders) or (ii) that is expressly contemplated by the Revolver Intercreditor Agreement (or the comparable provisions, if any, of any other Intercreditor Agreement or arrangement permitted under this Agreement) or (iii) that is otherwise permitted by Section 8.12 hereof; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, as applicable.

Section 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Lenders, the Arrangers and their respective Affiliates, including, without limitation, the reasonable and documented fees and disbursements of one primary firm of counsel for the Administrative Agent, the Lenders and the Arrangers, taken as a whole in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that the

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Borrower’s obligations under this clause (a)(i) solely with respect to the preparation, execution and delivery of the Loan Documents on the Effective Date shall be subject to the limitations provided for in the Engagement Letter, and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers or any Lender, including, without limitation, the reasonable and documented fees, disbursements and other charges of one primary firm of counsel for the Administrative Agent, the Lenders and the Arrangers, taken as a whole, (and if reasonably necessary (as determined by the Administrative Agent in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Administrative Agent, any Lender or any Arranger affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected person (and if reasonably necessary (as determined by such affected person in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 9.03, or in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower shall indemnify the Administrative Agent, the Arrangers and each Lender, and each Related Party, successor, partner, representative or assign of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of any a primary firm of counsel for all such Indemnitees (and if reasonably necessary (as determined by such Indemnitees in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected Indemnitee (and if reasonably necessary (as determined by such affected Indemnitee in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), incurred by or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective action, suit, inquiry, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available, (w) with respect to Taxes and amounts relating thereto (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (x) to the extent that such losses, claims, damages, liabilities, costs or reasonable and documented out-of-pocket expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) if resulting from a material breach by such Indemnitee or one of its controlled Affiliates of its obligations under this Agreement or any other Loan Document (as determined by a court of competent jurisdiction by final and non-appealable judgment), or (z) if arising from any dispute between and among Indemnitees, to the extent such dispute does not involve an act or omission by the Borrower or its Subsidiaries (as determined by a court of competent jurisdiction by final and non-appealable judgment)

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other than any proceeding against the Administrative Agent or any Arranger, in each case, acting in such capacity. The Borrower will not be required to indemnify any Indemnitee for any amount paid or payable by such Indemnitee in the settlement of any such indemnified losses, claims, damages, liabilities, costs or reasonable and documented expenses which is entered into by such Indemnitee without Borrower’s written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume. In the case of any proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such proceeding is brought by the Borrower, any of its equityholders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto.

Without limiting in any way the indemnification obligations of the Borrower pursuant to Section 9.03(b) or of the Lenders pursuant to Section 8.06, to the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any Indemnitee and the Borrower and its Subsidiaries, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof (other than, in the case of the Borrower, in respect of any such damages incurred or paid by an Indemnitee to a third party). No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(c) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in subsection (c) of this Section 9.04), Indemnitees (to the extent provided in Section 9.03) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (not to be unreasonably withheld or delayed); provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing; and provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen (15) Business Days after having received notice thereof; and

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(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans and subject to Section 2.16(c), the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or a greater amount that is an integral multiple of $1,000,000), unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(E) except as permitted by Section 2.19, no such assignment shall be made to (i) any Loan Party nor any Affiliate of a Loan Party or (ii) any natural person;

(F) (a) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as applicable, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a supplement to the list of Competitors pursuant to clause (b)(i) of the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant (but such Person shall not be able to increase its Commitments or participations hereunder) and (y) such assignment or participation and, in the case of an assignment, the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (F)(a) shall not be void, but the other provisions of this clause (F)(a) shall apply; and

(b) The Administrative Agent shall have the right (but not the obligation), and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions and any updates thereto from time to time on the Platform, including that

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portion of the Platform that is designated for “public side” Lenders and/or (B) provide the list of Disqualified Institutions and any updates thereto to each Lender or Participant requesting the same.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.12, Section 2.13, Section 2.14 and Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (c) of this Section 9.04.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 9.04(b)(iv), except to the extent that such losses, claims, damages or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent. The Loans (including principal and interest) are registered obligations and the right, title, and interest of any Lender or its assigns in and to such Loans shall be transferable only upon notation of such transfer in the Register.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04~~(b)~~, Section 2.15(e) or Section 8.06, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Subject to Section 9.04(b)(ii)(F), any Lender may, (x) prior to an IPO, without the consent of, or notice to, the Administrative Agent but subject to prior consultation with the Borrower; provided that no consultation with the Borrower shall be required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is

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continuing, any other Participant, and (y) after an IPO, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (but not to the Borrower or an Affiliate thereof) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) unless consented to by the Borrower, no Participant (other than (x) a Participant that is a Lender, an Affiliate of a Lender or an Approved Fund or (y) if a Specified Event of Default has occurred and is continuing, any other Participant) shall receive information regarding the Borrower and its subsidiaries or this credit facility provided pursuant to this Agreement (other than administrative notices delivered pursuant to Article 2). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 2.16 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(d) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Sections 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant except to the extent such entitlement to receive a greater payment results from a Change in Law requiring a payment under Section 2.12 that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.16(b) with respect to any Participant.

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge

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or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 2.12, Section 2.13, Section 2.14 and Section 9.03 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments, the resignation of the Administrative Agent, the replacement of any Lender or the termination of this Agreement or any provision hereof.

Section 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees

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to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10 Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS

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REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12 Confidentiality. (a) Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and to not use the Information for any purpose except in connection with the Loan Documents and related matters, and to not disclose the Information; provided that nothing herein shall prevent the Administrative Agent or the Lenders (collectively, the “Credit Parties”) and their respective Affiliates from disclosing any Information (i) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process or to the extent requested or required by governmental and/or regulatory authorities, in each case based on the reasonable advice of their legal counsel (in which case such Credit Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)) to the extent practicable and not prohibited by applicable law, rule or regulation, to inform you promptly thereof prior to disclosure), (ii) upon the request or demand of any regulatory authority having or purporting to have jurisdiction over an Credit Party or any of its Affiliates (in which case such Credit Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)), to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure), (iii) to the extent that such Information become publicly available other than by reason of improper disclosure by such Credit Party or any of its Affiliates in violation of any confidentiality obligations owing to you or any of your Affiliates (including those set forth in this Section), (iv) to the extent that such information is received by a Credit Party from a third party that is not, to such Credit Party’s knowledge, subject to contractual or fiduciary confidentiality obligations owing to you, or any of your Affiliates, (v) to the extent that such information is independently developed by any Credit Party without use of the Information, (vi) to each Credit Party’s Affiliates and to its and their respective employees, legal counsel, independent auditors and other experts or agents who need to know such Information in connection with this Agreement and the transactions contemplated hereby and who are informed of the confidential nature of such Information (“Representatives”) and have agreed to be bound (or otherwise already bound by a written agreement) by confidentiality obligations at least as protective of Information as those set forth herein (it being understood that each Credit Party shall be responsible for any breach thereof by its Representatives), (vii) to potential Participants or assignees (which would be permitted Participants or assignees under Section 9.04 and other than Disqualified Institutions), in each case, who agree with or for the express benefit of the Borrower that they shall be bound by the terms of this Section (or language substantially similar and not less protective of the Information than this Section), including, without limitation, via a “click through” or other affirmative action on the part of the potential Participant or assignee to access such Information in accordance with the standard syndication processes of such Credit Party or customary market standards for dissemination of such Information; provided that prior to an IPO, no Information may be disclosed to any Participant or prospective Participant without the prior consent of the Borrower (provided that no consent of the Borrower shall be required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other Participant) and, with respect to any prospective assignee, the applicable Lender shall have confirmed with the Administrative Agent and the Borrower that such assignee is a permitted assignee pursuant to Section 9.04 hereof, prior to the disclosure of any Information to such assignee under this clause (vii),

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(viii) to the extent the Borrower shall have consented to such disclosure in writing, (ix) to the extent reasonably necessary or advisable in connection with the exercise of any remedy or enforcement of any right under the Loan Documents and (x) for purposes of establishing a “due diligence” defense. For the purposes of this Section 9.12, “Information” means all memoranda or other information received from or on behalf of the Borrower, in connection with the Loan Documents and the facilities under the Loan Documents, relating to the Borrower or its business; provided that, in the case of Information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(A) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

Section 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each Transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative

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Agent, the Arrangers and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the Transactions contemplated hereby and by the other Loan Documents; (b) (i) each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Subsidiaries, or any other Person and (ii) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the Transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, each Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent , any Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower, on behalf of itself and each of its Subsidiaries and Affiliates, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Arranger or any Lender, on the one hand, and the Borrower, any of its Subsidiaries, or their respective equityholders or Affiliates, on the other.

Section 9.15 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.16 USA PATRIOT Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and each Guarantor that, pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the USA PATRIOT Act. The Borrower and each Guarantor shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender, as applicable, requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

Section 9.17 Release of Guarantors; Release of Collateral (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02), and the Administrative Agent hereby agrees with the Borrower, to take any action reasonably requested by the Borrower to effect the release of any Collateral from the Lien created by the Security Documents or Guarantor from its Guaranty (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 9.02 including, in each case and without limitation, any sale, transfer or other disposition of any Collateral or Guarantor (other than to the Borrower or a Guarantor), (ii) to the extent any such release is permitted at such time pursuant to the Security Agreements (including in connection with the grant of a Permitted Lien), (iii) as required by the terms of any Intercreditor Agreement, ~~or~~ (iv) to the extent any Collateral becomes Excluded Collateral

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(including, but not limited to, release of Pledged Equity upon (x) the consummation of any third party financing with respect to any real estate owned by any Domestic Subsidiary and (y) the transfer of such Pledged Equity that is permitted hereunder or by any Security Document (other than a transfer to a Loan Party) or (v) under the circumstances described in paragraphs (b) or (c) below (and, upon the consummation of any such transaction in preceding clause (i), (ii), (iii) ~~or~~, (iv) or (v), such Collateral shall be transferred free and clear of all Liens under the Security Documents and/or such Guarantor shall be released from its obligations under its Guaranty); provided that in the case of any sale, transfer or other disposition (in a single transaction or in a series of related transactions) of all or substantially all of the Pledged IP Collateral (as defined in the U.S. Security Agreement) to any Subsidiary that is not a Guarantor, the Administrative Agent shall be required to take any action requested by the Borrower to effect the release of such Pledged IP Collateral if and only if each of the following additional conditions are satisfied: (x) no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to such transaction(s), and (y) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that (1) the Borrower has determined that such sale, transfer or other disposition is necessary or desirable in connection with a reorganization, restructuring, optimization or other similar event/action in furtherance of the business interests of the Borrower and its Restricted Subsidiaries, taken as a whole, (2) each transferee in such transaction or series of transactions is a Restricted Subsidiary (or will be designated as such concurrently with the consummation of such transaction or series of transactions), and (3) the Borrower has received or will receive consideration for such Pledged IP Collateral that constitutes fair market value of such Pledged IP Collateral as determined by the Borrower in a commercially reasonable manner (which consideration may be in the form of an intercompany note or Equity Interests issued by such Subsidiary).

(b) At such time as the Obligations shall have been paid in full (other than contingent indemnification obligations not yet accrued and payable), each of the Guaranties and the Holdings Guaranty shall be terminated and the Collateral shall be released from the Liens created by the Security Documents with respect to the Loans, and the Security Documents and all obligations with respect to the Loans (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

(c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Lenders hereby agree, and the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender), to (i) take any action required by the Borrower having the effect of releasing a Guarantor (other than Holdings) from its Guaranty and as a Grantor under the Security Documents if (A) all or substantially all of the assets of such Guarantor have been sold or otherwise disposed of (including by way of merger or consolidation) to a Person that is not a Borrower or a Guarantor, (B) such Guarantor has been liquidated or dissolved or (C) such Guarantor becomes an Immaterial Subsidiary (and the Borrower has provided notice thereof to the Administrative Agent), in each case to the extent not prohibited by any Loan Document and (ii) enter into non-disturbance and similar agreements in connection with the licensing of intellectual property not prohibited by this Agreement.

(d) In connection with any release of Collateral of the type described above in clause (a) or (c) or any other transaction involving Collateral which transaction is not prohibited by the Loan Documents, notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02) to take any action with respect to the Collateral requested by the Borrower to the extent necessary to evidence such release or other transaction, including without limitation, executing agreements (including, without limitation, with third parties) with respect to any Collateral, upon the

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delivery to the Administrative Agent of a certificate signed by an officer of the Borrower stating that such action and the release of the Collateral or other transaction, as applicable, is permitted by each Security Document applicable thereto.

Section 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. ~~Notwithstanding~~Solely to the extent any Lender that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any ~~party hereto~~Lender that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[Remainder of page intentionally left blank; signature pages omitted]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX II

DISCLOSURE LETTER

[See attached]

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Pursuant to 17 C.F.R. Section 200.83

EXECUTION VERSION

UBER TECHNOLOGIES, INC.

1455 Market Street, 4th floor

San Francisco, California 94103

June 13, 2018

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York 10004

Attention: Agency Team

Ladies and Gentlemen:

In response to the requirements of that certain Term Loan Agreement, dated as of July 13, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Uber Technologies, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto, the Issuing Banks party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent to the Lenders, the Borrower hereby delivers the following schedules. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

The section numbers in this disclosure letter correspond to the section numbers in the Loan Agreement and the disclosures in any section of this disclosure letter shall qualify other sections in Sections 3 or 6 of the Loan Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections.

SCHEDULES:

Schedule 3.11	Plans
Schedule 3.13	Subsidiaries
Schedule 6.01	Specified Indebtedness
Schedule 6.02	Existing Liens

[Signature Follows]

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IN WITNESS WHEREOF, the undersigned has executed this disclosure letter as of the first date above.

UBER TECHNOLOGIES, INC.

/s/ Prabir Adarkar
Name:	Prabir Adarkar
Title:	Vice President of Finance

[Signature Page to Term Loan Agreement Disclosure Letter (Amendment No.1)]

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Schedule 3.11

Plans

•	Medical

•	Dental

•	Vision

•	Group Life

•	Health Care FSA

•	LTD

•	BTA

•	401(k) Plan

•	EAP

•	Long Term Disability

•	Short Term Disability

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Schedule 3.13

Subsidiaries

Active entities as of June 4, 2018. List does not include dormant entities, entities that are to be liquidated, or entities that have yet to be formed. Except as otherwise noted, all Subsidiaries are directly or indirectly wholly-owned (other than with respect to director’s qualifying shares and shares issued to foreign nationals or other Persons to the extent required by applicable law) by the Borrower.

Entity	Region
3 Rivers Holdco, LLC	United States
3 Rivers Holdings, LLC	United States
6 30th Street RE, LLC	United States
Abatar, LLC	United States
Abhol Transport GmbH	Austria
Acht-NY LLC	United States
Achtzehn-NY LLC	United States
Aleka Insurance, Inc.	United States
AllesCar GmbH	Austria
Alp Car Transport GmbH	Austria
Alpen Cars GmbH	Austria
Alpauto Transport GmbH	Austria
Alpkogel Mietwagen GmbH	Austria
AlpTransfer GmbH	Austria
Anderes, LLC	United States
Anna Rental Cars GmbH	Austria
Annapurna Transport GmbH	Austria
Apparate Canada, Inc.	Canada
Apparate International C.V.	Netherlands
Apparate Titling Trust	United States
Arama Mietwagen GmbH	Austria
Auto Horizon, LLC	United States
AutoRide Transport GmbH	Austria
Avy Rental Car GmbH	Austria

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Besitz B.V.	Netherlands
Besitz Ein B.V.	Netherlands
Besitz Holding B.V. (old name: Uber International Services Holding B.V.)	Netherlands
Besitz Hong Kong Limited	Hong Kong
Besitz Hong Kong Limited	Hong Kong
Besitz TTO Ltd.	Trinidad and Tobago
Club de Colaboración para la Autosatisfacción de Necesidades de Movilidad en Común, S.A.	Costa Rica
CTCO, LLC	United States
Danach-NY, LLC	United States
Danach, LLC	United States
deCarta LLC	United States
Dreist-NY, LLC	United States
Dreist, LLC	United States
Dreizehn-NY LLC	United States
Drinnen-NY, LLC	United States
Drinnen, LLC	United States
Eins-NY, LLC	United States
Einundzwanzig-NY, LLC	United States
Elf-NY LLC	United States
Fast Driver Sarl	France
Flink-NY, LLC	United States
Funf-NY LLC	United States
Funfzehn-NY LLC	United States
Gegen-NY, LLC	United States
Gegen, LLC	United States
Geo Consulting S.A.	Argentina
Glasur, LLC	United States
Greenlight Mobile, LLC	United States
Grun, LLC	United States
Hinter Bolivia S.R.L.	Bolivia
Hinter El Salvador, S.A. de C.V.	El Salvador

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Hinter France SAS	France
Hinter Honduras, S.A.	Honduras
Hinter Jamaica Limited	Jamaica
Hinter Nicaragua S.A.	Nicaragua
Hinter Paraguay S.A.	Paraguay
HINTER SERVICIOS DE SOPORTE, S.A. DE C.V.	Mexico
Hinter Technology Support Services Costa Rica S.R.L.	Costa Rica
Hinter-IL, LLC	United States
Hinter-Italy S.R.L.	Italy
Hinter-NM, LLC	United States
HINTERTRAVEL, Agência de Viagens, Unipessoal, Lda.	Portugal
Kuchen, LLC	United States
LCRF Pte. Ltd.	Singapore
Lieber, LLC	United States
Lion City Automobiles Pte. Ltd. (old name: Apparate Singapore Development Pte. Ltd.)	Singapore
Lion City Holdings Pte. Ltd.	Singapore
Lion City Rentals Pte. Ltd.	Singapore
Mieten B.V.	Netherlands
Mieten Limited	United Kingdom
Modern Geographia, LLC	United States
Neben, LLC	United States
Neun-NY LLC	United States
Neunzehn-NY LLC	United States
Nevada ATCF LLC	United States
Ohne, LLC	United States
orderTalk Holding Corp	United States
orderTalk, Inc.	United States
Ottomotto LLC	United States
Poland Center of Excellence Sp. z o.o.	Poland
Portier Pacific Pty Ltd	Australia
Portier Pacific V.O.F.	Netherlands

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Portier-NY, LLC	United States
Portier, LLC	United States
PowerLoop LLC	United States
PT Uber Indonesia Technology	Indonesia
PUSAKUY S.A.	Ecuador
Rasier Insurance Services, LLC	United States
Rasier Operations B.V.	Netherlands
Rasier Pacific Pty Ltd	Australia
Rasier Pacific V.O.F.	Netherlands
Rasier-CA, LLC	United States
Rasier-DC, LLC	United States
Rasier-MT, LLC	United States
Rasier-NY, LLC	United States
Rasier-PA, LLC	United States
Rasier, LLC	United States
Rennpferd, LLC	United States
Representative office of Uber Middle East FZ-LLC	Bahrain
Schmecken, LLC	United States
Sechs-NY LLC	United States
Sechzehn-NY LLC	United States
Sieben-NY LLC	United States
Siebzehn-NY LLC	United States
SMB Holding Corporation[1]	United States
Social Bicycles B.V.[2]	Netherlands
Social Bicycles, LLC[3]	United States
Social Bicycles Technologies Sp. z o. o.[4]	Poland
Stitching Custodian Uber Payments	Netherlands
Stichting Uber Clean Air Fund	Netherlands
Taiwan Yubo Co., Ltd. (former company name: Uber Taiwan Co., Ltd.)	Taiwan

[1]	Not wholly-owned.
[2]	Not wholly-owned.
[3]	Not wholly-owned.
[4]	Not wholly-owned.

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Technology Support Services Argentina S.A.	Argentina
Technology Support Services Guatemala, Limitada	Guatemala
Tenalax	Ecuador
TENALAX S.A.	Ecuador
Trank, LLC	United States
UATC, LLC	United States
Uber (Asia) Limited	Hong Kong
Uber (Thailand) Ltd.	Thailand
Uber (Thailand) Ltd. - Branch	Thailand
Uber 4 Business B.V. (old name: Uber Personnel Services B.V.)	Netherlands
Uber Apparate B.V.	Netherlands
Uber Australia Holdings Pty Ltd	Australia
Uber Australia Pty Ltd	Australia
Uber Austria GmbH	Austria
Uber B.V.	Netherlands
Uber Bangladesh Limited	Bangladesh
Uber Belgium BVBA	Belgium
Uber Britannia Limited	United Kingdom
Uber Bulgaria EOOD	Bulgaria
Uber Bulgaria Software and Development EOOD	Bulgaria
Uber Canada Inc.	Canada
Uber Chile SpA	Chile
Uber COE Brasil Serviços de Atendimento Digital Ltda.	Brazil
Uber Colombia SAS	Colombia
Uber Commute Services, LLC	United States
Uber Costa Rica Center of Excellence (COE), S.R.L.	Costa Rica
Uber Côte d’Ivoire	Ivory Coast
Uber Croatia d.o.o.	Croatia
Uber Czech Republic Technology s.r.o.	Czech Republic
Uber Denmark ApS	Denmark
Uber Denmark Software and Development ApS	Denmark

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Uber Do Brasil Tecnologia LTDA	Brazil
Uber Doha LLC	Qatar
Uber Egypt LLC	Egypt
Uber Estonia OÜ	Estonia
Uber Finland Oy	Finland
Uber France SAS	France
Uber Freight LLC	United States
Uber Germany GmbH	Germany
Uber Health, LLC	United States
UBER Hellas Provision of Support and Marketing Services Single-Partner Limited Liability Company	Greece
Uber Hungary Korlátolt Felelösségü Társaság	Hungary
Uber India Development Private Limited	India
Uber India Support Center Private Limited	India
Uber India Systems Private Limited	India
Uber India Technology Private Limited	India
Uber International B.V.	Netherlands
Uber International C.V.	Netherlands
Uber International Holding B.V.	Netherlands
Uber International Holding B.V. / Jordan - Development Zone	Jordan
Uber Ireland Center of Excellence Limited	Ireland
Uber Ireland Technologies Limited	Ireland
Uber Italy S.R.L.	Italy
Uber Japan Co., Ltd.	Japan
Uber Kenya Limited	Kenya
Uber Korea Holdings LLC	South Korea
Uber Korea Technology LLC	South Korea
Uber Lanka (Private) Limited	Sri Lanka
Uber Latin America S.A.	Panama
Uber Latvia SIA	Latvia
Uber Lebanon SARL	Lebanon
Uber Lithuania Software and Development UAB	Lithuania

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Uber Lithuania UAB	Lithuania
Uber London Limited	United Kingdom
Uber Macau Limited	Macau
Uber Malaysia SDN. BHD.	Malaysia
Uber Management B.V.	Netherlands
Uber Mexico Technology & Software S.A. de C.V.	Mexico
Uber Middle East FZ-LLC	United Arab Emirates
Uber Misr Community Operations Center LLC	Egypt
Uber Motorbike B.V.	Netherlands
Uber Myanmar Limited	Myanmar
Uber Netherlands B.V.	Netherlands
Uber New Zealand Technologies Limited	New Zealand
Uber NIR Limited	United Kingdom
Uber Norway AS	Norway
Uber Pacific Holdings B.V.	Netherlands
Uber Pacific Holdings Pty Ltd	Australia
Uber Pacific Pty Ltd	Australia
Uber Pacific V.O.F.	Netherlands
Uber Panama Technology Inc.	Panama
Uber Partner Support France SAS	France
Uber Payments B.V.	Netherlands
Uber Payments Holdco B.V.	Netherlands
Uber Peru S.A.	Peru
Uber Philippines B.V.	Netherlands
Uber Philippines Centre of Excellence LLC	Philippines
Uber Poland sp. zo.o.	Poland
Uber Portier B.V.	Netherlands
Uber Portugal Center of Excellence, Unipessoal LDA	Portugal
Uber Portugal LDA	Portugal
Uber Puerto Rico, LLC	United States
Uber Rwanda Limited	Rwanda
Uber Saudi Arabia Ltd.	Saudi Arabia

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Uber Scot Limited	United Kingdom
Uber Singapore Technology Pte. LTD.	Singapore
Uber Slovakia s.r.o.	Slovakia
Uber South Africa Technology Proprietary Limited	South Africa
Uber Sweden AB	Sweden
Uber Switzerland GmbH	Switzerland
Uber Systems Morocco	Morocco
Uber Systems Romania SRL	Romania
Uber Systems Spain, Sociedad Limitada	Spain
Uber Systems, Inc.	Philippines
Uber Tanzania Limited	Tanzania
Uber Technologies System Nigeria Limited	Nigeria
Uber Technologies Systems (Mauritius) Limited	Mauritius
Uber Technologies Systems Ghana Limited	Ghana
Uber Technologies Systems Israel Ltd	Israel
Uber Technologies Systems Uganda Limited	Uganda
Uber Technologies Uruguay S.A.	Uruguay
Uber Technologies, Inc.	United States
Uber Technology (Cambodia) Company Limited	Cambodia
Uber Technology Center of Excellence Limited Liability Company	Russian Federation
Uber Technology Systems Pakistan (Private) Limited	Pakistan
Uber Turkey Yazilim ve Teknoloji Hizmetleri Limited Sirketi	Turkey
Uber Ukraine LLC	Ukraine
Uber USA, LLC	United States
Uber Vietnam Limited	Vietnam
Uber Vietnam Limited - Danang Branch	Vietnam
Uber Vietnam Limited - Hanoi Branch	Vietnam
Uber Vietnam Limited - Ho Chi Minh Branch	Vietnam
UFS Holdco, LLC	United States
UFS, Inc.	United States
Unter, LLC	United States

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Unterspringen LLC	United States
UTIDR, S.R.L.	Dominican Republic
Vier-NY LLC	United States
Vierzehn-NY LLC	United States
Viet Car Rental Company Limited	Vietnam
Viet Car Rental Holdco Company Limited	Vietnam
Voraus-NY, LLC	United States
Voraus, LLC	United States
Wang Fa Company Limited	Hong Kong
Weiter, LLC	United States
Xchange Leasing India Private Limited	India
Xchange Leasing, LLC	United States
Xuberance Limited	United Kingdom
Zehn-NY LLC	United States
Zwanzig-NY LLC	United States
Zwaschen Guarantor, LLC	United States
Zwaschen LLC	United States
Zwei-NY, LLC	United States
Zwischen, LLC	United States
Zwolf-NY LLC	United States
Zwuschen, LLC	United States

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Schedule 6.01

Specified Indebtedness

•	Letters of Credit:

Bank	Issue Date	Applicant	Beneficiary	Currency	Amount
SVB	5/15/2014	Gegen LLC	Commonwealth of Pennsylvania	USD	10,000

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Schedule 6.02

Existing Liens

•	UCC-1 Financing Statement #2015 0905850 originally filed March 4, 2015 covering hardware and other personal property by Banc of America Leasing & Capital, LLC as the secured party

•	UCC-1 Financing Statement #20175413452 originally filed on August 15, 2017 covering certain equipment by Dell Financial Services L.L.C.

•	UCC-1 Financing Statement #20177857487 originally filed on November 28, 2017 covering certain equipment by De Lage Landen Financial Services, Inc.

•	UCC-1 Financing Statement #2018 2390181 originally filed on April 9, 2018 covering certain equipment by Hewlett-Packard Financial Services Company.

•	Liens on premiums paid and other payments made to James River Insurance Company to secure certain obligations under insurance contracts.